EQUI-SELECT
  VARIABLE ANNUITY


































                                                                     ANNUAL
                                                                     REPORT

                                                          DECEMBER 31, 1995



Equitable Life Insurance Company of Iowa
  Separate Account A
Equi-Select Series Trust
Annual Report
For the Year Ended December 31, 1995



            Table of Contents


Letter to Contract Owners

Management's Discussion and Analysis
     Portfolio Performance Review
     Exhibits A - J Portfolio Performance Graphs

Separate Account A Financial Statements
     Report of Independent Auditors
     Statements of Net Assets
     Statements of Operations
     Statements of Changes in Net Assets
     Notes to Financial Statements

Equi-Select Series Trust Financial Statements
     Report of Independent Auditors
     Schedules of Investments
     Statements of Assets and Liabilities
     Statements of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Trustees and Executive Officers




The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.
















LETTER TO CONTRACT OWNERS


Dear Equi-Select Contract Owners:

Thank you for selecting the Equi-Select Variable Annuity product. We are pleased to present to you this annual report on behalf of Equitable Life Insurance Company of Iowa and the Equi-Select Series Trust. Since its inception in October 1994 and throughout 1995, the Equi-Select product has proven to be one of the fastest growing products in the industry. The Equi-Select product combines an exceptional insurance product with top notch professional money managers.

During 1995 the stock market reached record levels and the bond market also displayed a strong performance. These market conditions have resulted in positive returns for each of the Equi-Select Portfolios. In the following pages, each of our professional managers will discuss how the 1995 market impacted the Portfolios and the financial statements illustrate the financial position of the Separate Account and each of the Portfolios.

We are committed to offering you attractive product features and portfolio options to assist you in meeting your financial objectives. We look forward to serving you and to the continued success of the Equi-Select product.


Sincerely,

/s/ Fred S. Hubbell                    /s/ Paul R. Schlaack

Fred S. Hubbell                        Paul R. Schlaack
President, Chairman and                President and Chief Executive Officer
Chief Executive Officer                Equitable Investment Services, Inc.
Equitable Life Insurance Company       President, Chairman, and Principal
of Iowa                                  Executive Officer
                                       Equi-Select Series Trust





















MANAGEMENT'S DISCUSSION AND ANALYSIS
For the Year Ended December 31, 1995

The purpose of this section is to discuss and analyze the performance of each of the Equi-Select Series Trust Portfolios. This analysis should be read in conjunction with the financial statements and related notes which appear elsewhere in this report.



PORTFOLIO MANAGED BY CREDIT SUISSE INVESTMENT MANAGEMENT LTD.

International Fixed Income Portfolio

For the period January 1, 1995 to December 31, 1995, the total return of the International Fixed Income Portfolio was 15.81 percent. Exhibit A illustrates the growth of a $10,000 investment in the International Fixed Income Portfolio in comparison to its benchmark.

1995 was a very good year for the international bond markets. Early in the year, there were fears that strong growth would result in higher inflation and interest rates throughout 1995. However, as the year progressed, it became clear that these fears were unfounded, as growth in most economies slowed to a moderate level, and in the majority of cases inflation rates remained surprisingly low. As a result, interest rate expectations were consistently revised downward which, together with reductions in short term interest rates in Japan, the United States, in the core European markets, and in the United Kingdom, allowed bond markets to rally sharply. As German economic growth slowed in the second half of the year, resulting in aggressive cuts in interest rates by the Bundesbank, the high yielding currencies recovered versus the Deutschemark, and these markets produced the best returns for the year. Although the Japanese bond market performed well until June, it subsequently underperformed due to the stimulatory monetary and fiscal policies being adopted by the Bank of Japan, and the Japanese market was the worst performer for the year as a whole. The U.S. bond market slightly outperformed the German market on hopes of a budget deficit reduction deal, but underperformed the higher yielding markets in Europe. The Canadian and Australian bond markets were among the top performers, outperforming the U.S. bond market by a margin of two percent.

The U.S. dollar collapsed during the first quarter to historical lows versus the Deutschemark and the yen, but recovered during the second half versus the yen to end the year stronger by 3.3 percent. The dollar's recovery versus the Deutschemark was limited, however, and the dollar ended the year 8.3 percent weaker. Portfolio performance relative to the benchmark was weak during the first quarter due to the overweight U.S. dollar currency position versus the yen and the Deutschemark, but recovered strongly during the third and fourth quarters as the U.S. dollar recovered, particularly against the yen. Due to the dollar's failure to recover all of its first quarter losses versus the Deutschemark, performance for the year was slightly below benchmark performance. The underweight holding in Japanese bonds had a large positive impact on relative performance, as did the overweight holdings in the high yielding European bond markets and the Danish bond market.

The outlook for the European bond markets remains positive, as the German economy is very weak and further cuts in European short term interest rates are anticipated. This should allow the high yielding European bond markets to continue to outperform the core markets. The Japanese bond market is likely to remain under pressure due to concern over the level of government bond issuance that will be necessary to finance the rapidly growing budget deficit, and the portfolio manager intends to remain underweighted in Japan. In the United States, Credit Suisse expects yields to move sideways in early 1996, but to rise gradually later in the year as we expect the economy to recover. The Portfolio will remain underweighted in the U.S. dollar bond market in anticipation of this. Further cuts in European interest rates should allow the dollar to rally versus the European currencies, although Credit Suisse anticipates a smaller rally versus the yen. The portfolio manager intends to maintain the overweighted U.S. dollar currency position versus the core European currencies.


PORTFOLIOS MANAGED BY EQUITABLE INVESTMENT SERVICES, INC.

Money Market Portfolio

For the period January 1, 1995 to December 31, 1995, the total return of the Money Market Portfolio was 5.19 percent. Exhibit B illustrates the growth of a $10,000 investment in the Money Market Portfolio in comparison to its benchmark. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The past year presented a challenging environment for the money market arena. As the economy started to slow in the second quarter of 1995 and inflation was remaining subdued, market interest rates started to decline in anticipation of easing moves by the Federal Reserve. In fact, short term rates measured by the Treasury 6 month bill declined by 100 basis points before the Federal Reserve made its first official easing move in July. The Federal Reserve has lowered the Federal Funds rate by 75 basis points since July of 1995. The Federal Reserve may continue to be supportive to the economy by maintaining lower Federal Funds levels than last year.

Based upon the market's anticipation of the easing in July and December, the Portfolio was positioned during the last two quarters of 1995 to have a longer average maturity and remained highly liquid. It is anticipated that the Portfolio will maintain a longer maturity during the first half of 1996.
However, due to the short term nature of the Portfolio's investments, the Portfolio's positioning may change if conditions warrant.




Mortgage-Backed Securities Portfolio

For the period ending January 1, 1995 to December 31, 1995, the total return of the Mortgage-Backed Securities Portfolio was
15.92 percent. Exhibit C illustrates the growth of a $10,000 investment in the Mortgage-Backed Securities Portfolio in comparison to its benchmark.

1995 provided investors attractive returns in many sectors of the fixed income and equity markets. The mortgage-backed securities market participated as bond prices rose when interest rates declined. The lower rates were due, in part, to a slow pace of economic activity and a low level of inflation.

While the strong movement downward in interest rates was good for bond returns, at the same time the reduction in interest rate levels creates turbulence in the mortgage market. An extended decline in interest rates creates an opportunity for individual homeowners to refinance their mortgage. This refinancing activity causes some parts of the mortgage securities market to underperform other fixed income investments. In response to these circumstances a cautious approach was warranted during 1995. This approach resulted in a strategy of investing a portion of the portfolio in discount coupon mortgage securities which have lower probability of being refinanced. An intermediate U.S. Treasury Note holding was also an important part of the portfolio strategy by providing a high coupon and good price performance.


PORTFOLIOS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
(MFS)

OTC Portfolio

For the period January 1, 1995 to December 31, 1995, the total return of the OTC Portfolio was 29.23 percent. Exhibit D illustrates the growth of a $10,000 investment in the OTC
Portfolio in comparison to its benchmarks.

The OTC Portfolio is currently focused on three growth sectors; technology, health care, and leisure. In each area, investment is driven by fundamental analysis of the company and industry, leading MFS to believe that these opportunities will exceed the current expectation of the market. Over the next six to twelve months MFS expects these sectors to outperform the market.

In technology, the Portfolio is invested primarily in software, networking, and telecommunications. The overriding thesis underlying most of these investments is that processing power will continue to grow exponentially per unit cost. There are two main beneficiaries to this trend: the software that utilizes the processing power (for example, Oracle and Sybase) and the network equipment that allows the more powerful data users to communicate (for example, Cisco).

In the health care industry, the Portfolio is focused on three areas: HMO's, nursing homes, and medical equipment and services. HMO's recovered from the early year concerns regarding regulation and performed well in the last six months (for example, PHSYB, UNA, MME). Similarly, the nursing care industry that was depressed by regulatory fears is showing strong operating performance. Finally, the several niche medical device companies that are focused on high-growth medical areas (for example, heart and diabetes) have performed well and remain large holdings.

The strategy for investment in the leisure sector is to focus on areas that are beneficiaries of higher disposable income or growth in consumer free time. Specifically, selective investments in the entertainment areas, like cable television, programming, and gaming are growth areas that are attractive.

Overall, the outlook remains positive for smaller-cap stocks within a stable interest environment. The stocks in the Portfolio trade at a significant discount to our projected growth rates.

Research Portfolio

For the period January 1, 1995 to December 31, 1995, the total return of the Research Portfolio was 36.58 percent. Exhibit E illustrates the growth of a $10,000 investment in the Research
Portfolio in comparison to its benchmark.

The Portfolio continues to invest in the "best ideas" of the MFS Equity Research Department. Using a fundamental bottom-up approach, MFS analysts have overweighted the following sectors relative to the S&P 500: technology, health care, consumer staples, and industrial goods and services.

In technology, the Portfolio is investing in companies with continued strong earnings growth, such as Cadence Design Systems, with its computer-aided design (CAD) products and Oracle. The Portfolio's positions in computer software companies remain the largest industry weighting within the technology sector due to the proprietary nature of their products.

The Portfolio is also carrying a sizable weighting in the health care sector. Even as the United States economy continues its slowdown, health care companies should continue to show attractive earnings growth due to new product introductions and market growth.

Within the consumer staples sector, the analysts are emphasizing companies with strong international franchises. These companies rely upon unit volume growth for earnings growth rather than price increases. Holdings in this sector include Pepsico, Kimberly Clark, and Gillette, for example.

The analysts are emphasizing two themes within the industrial goods and services sector. Both of these themes do not rely upon a steady U.S. economy for earnings growth. The first theme is farm equipment where the analysts believe the market will remain strong due to export demand and the strong balance sheet of the average farmer. The second theme is the consolidation of the U.S. defense industry, which the analysts believe will continue to benefit shareholders. Holdings in this industry include McDonnell Douglas and General Dynamics.


Total Return Portfolio

For the period January 1, 1995 to December 31, 1995, the total return of the Total Return Portfolio was 24.51 percent. Exhibit F illustrates the growth of a $10,000 investment in the Total
Return Portfolio in comparison to its benchmark.

The portfolio manager believes the current environment continues to warrant a conservative investment posture. Economies in both the U.S. and Europe remain sluggish and revenue growth for many major corporations has slowed. Earnings growth, a key driver to stock prices, also slowed over the past few quarters. In addition, valuations are on the high side, especially with the S&P 500 dividend yield at just 2.3 percent.

Therefore, the Portfolio continues to carry a below normal equity allocation. Common stocks still represent 53.5 percent of the Portfolio, while preferred and convertible securities represent
3.9 percent. The Portfolio's major concentrations remain in energy and financial sectors where fundamentals and valuations appear sound. Some good values are being found in the telephone, the electric utility, and the defense/aerospace industries.

The bond portion of the Portfolio represents 28.0 percent of the Portfolio, while the cash allocation is at 14.6 percent. The bonds' duration remains around six years and corporate bonds constitute the majority of the bond holdings. However, the Portfolio has recently been adding more treasury securities.


PORTFOLIOS MANAGED BY STRONG CAPITAL MANAGEMENT, INC.
Effective April 1, 1996 Equitable Investment Services, Inc. will assume portfolio management responsibilities of the Advantage, Government Securities, and Short-Term Bond Portfolios.

Advantage Portfolio

For the period January 1, 1995 to December 31, 1995, the total return of the Advantage Portfolio was 9.18 percent. Exhibit G illustrates the growth of a $10,000 investment in the Advantage
Portfolio in comparison to its benchmark.

Fueled by falling long-term rates and spurred by strong corporate profits, corporate bond prices rallied strongly in 1995. Few investors anticipated such a rally as the year began, amid continued strength in the economy and fears of re-emerging inflation. In fact, the Federal Reserve actually raised the Federal Funds rate in February. However, unexpectedly weak economic numbers, particularly in April and May, indicated that the economy was slowing rather than accelerating. With the threat of inflation essentially removed, bond prices staged a powerful rally. This rally continued nearly unabated through the end of the year, augmented by the Federal Reserve's rate cuts in July and December.

While longer-maturity bonds made the biggest price gains in 1995, bonds with ultra-short maturities also appreciated, and helped the Portfolio post its 9.18 percent total return.


Income generation remained a priority in 1995. As part of this strategy, the portfolio manager increased the Portfolio's holdings in callable bonds with high coupons. This was due to the expectation for lower long-term rates. When rates fall, bond issuers typically call their higher-yielding bonds so they can reissue the bonds with a lower coupon and thereby reduce their debt burden. (Basically, this is the same strategy homeowners use when they refinance their mortgages.) The reduction in rates in 1995 prompted callable bonds to trade according to their upcoming call date rather than their maturity date, giving the portfolio manager the opportunity to purchase higher-yielding long bonds and still maintain an ultra-short effective maturity.

In addition, the portfolio manager continued to use careful issue selection to pursue attractive returns and reduce potential risk. Through intensive research efforts, the portfolio manager sought to uncover bonds that it believed were about to experience a credit upgrade, which usually results in a meaningful increase in price. The portfolio manager also reduced the Portfolio's holdings in "asset-backed" securities (issues backed with consumer loans such as home equity loans), in light of slowing job and wage growth.

Strong's outlook for the bond market is positive. With the economy continuing in a slow growth mode and inflation still subdued, there seems little chance at this point that the Fed will raise the federal funds rate or that interest rates in general will move higher.

In fact, Strong thinks it is likely the Federal Reserve will continue to lower interest rates in an effort to stimulate somewhat stronger economic growth. If so, money fund yields would likely move down before ultra-short rates, and to a greater degree, allowing holders of this Portfolio to reap a sizable yield advantage over money market funds.

While Strong is comfortable with the Portfolio's current average credit quality, it might increase the portfolio's average quality if the economy were to weaken significantly. However, research suggests that a downturn in the economy would likely be short and shallow, and readily correctable by Federal Reserve action.

Regardless, the short-term nature of the Portfolio makes it less susceptible to rate moves and economic trends than longer-term investments. At the short end of the market, it is active management and careful research that produce superior results. Strong believes its investment performance illustrates that it has been adept at both.

Government Securities Portfolio

For the period January 1, 1995 to December 31, 1995, the total return of the Government Securities Portfolio was 17.88 percent. Exhibit H illustrates the growth of a $10,000 investment in the Government Securities Portfolio in comparison to its benchmark.

After being buffeted by a turbulent bond market in 1994, investors with the savvy and patience to stay the course were rewarded in 1995 with a powerful rally. U.S. government bonds essentially regained all of 1994's losses in the first quarter of 1995, and prices continued to rise nearly unabated through October.

While the Portfolio's asset allocation has varied only slightly during the year, the portfolio manager actively adjusted the duration of the mortgage and Treasury holdings to maximize the opportunity presented by falling rates. Through most of 1995, the portfolio manager kept the Portfolio's overall duration slightly longer than neutral to make it more sensitive to interest-rate changes and help the portfolio manager lock in higher yields for longer periods of time.

At the beginning of the year, the portfolio manager maintained the Portfolio's long duration by lengthening maturities in the mortgage portion of the portfolio. As rates continued to fall, however, the portfolio manager began to reduce the duration of the mortgage position, since lower rates make it more likely that mortgages will be called as homeowners take advantage of the opportunity to refinance. By October, the mortgage holdings were of fairly short maturity, and the portfolio manager had increased the duration of the Treasury position in order to maintain a slightly longer-than-neutral posture for the portfolio overall.

Strong's outlook over the next few quarters is positive. Strong expects the economy to continue to grow at around a three percent annual rate, with inflation remaining subdued. Against this backdrop, Strong looks for interest rates to stay in their current range with a downward bias which is, overall, a very favorable environment for bond investors.

Even in such a beneficial environment, shareholders must be patient and maintain a longer-term outlook. While the market appears to have settled down in anticipation of a slow-growth economy, that does not mean a smooth, steady trend. Instead, the market is likely to be battered occasionally by contradictory economic data, international events (particularly in Japan), and political haggling in Washington as the budget debate and election campaigns kick into high gear.

Such factors are why Strong believes it is important that investors establish an investment timeline, select the investment that matches this horizon and then stay the course. In Strong's experience, investors who have the discipline to look past short-term turbulence have the greatest chance of reaching their goals.

International Stock Portfolio

For the period January 1, 1995 to December 31, 1995 the total return of the International Stock Portfolio was 8.47 percent.
Exhibit I illustrates the growth of a $10,000 investment in the International Stock Portfolio in comparison to its benchmarks.

The last quarter of 1995 saw a continuation of the pattern Strong has described since the end of the first quarter with the slow but steady recovery in international markets being overshadowed by the fireworks on Wall Street.

It is interesting to note that Europe has had the upper hand over Asia in terms of stock performance as investors have played Europe's modest cyclical recovery, while remaining slightly nervous about signs of overheating and a slight increase in inflation in Asian economies. The United Kingdom has led the way being perhaps the closest European country behind the U.S. in the economic cycle, while Germany has also improved thanks to cost restructuring and the stronger dollar. The poor relation has continued to be France, struggling with massive strikes as the government finally attempts to come to grips with the country's overly generous socialist legacy.

Japan has continued to justify the faith Strong put in it six months ago when the portfolio manager sharply increased the Portfolio's weighting at a time when supporters of the market were a rare breed. The market has now recovered from a low of around 14,500 to over 20,000 on the Nikkei-Dow Jones Index, while the Portfolio's position of totally hedging its yen exposure has paid off as the yen has slipped from 80 yen to the dollar to 105 yen.

Strong remains confident that after a two year "furlough," 1996 will see international markets come back into the spotlight, as the superior growth rates and attractive valuations of several markets begin to be appreciated. Reallocation of investors' assets from domestic to foreign investment will help stimulate this rally.

Among larger markets, Japan still stands out as offering recovery potential, while Strong is particularly keen on the outlook for small to medium size companies and emerging markets. Asia, Eastern Europe, South America, and even Africa should all attract investors' attention this year, as both the international and emerging market components of portfolios are increased.

Short-Term Bond Portfolio

For the period January 1, 1995 to December 31, 1995, the total return of the Short Term Bond Portfolio was 9.69 percent. Exhibit
J illustrates the growth of a $10,000 investment in the Short
Term Bond Portfolio in comparison to its benchmark.

After enduring an arduous 1994, bond investors enjoyed an outstanding year in 1995. Those with the patience to remain in the market from 1994 have been rewarded with substantial price appreciation as yields declined throughout the year.

The primary catalyst behind bonds' strong performance this year was a stream of unexpectedly weak economic numbers, particularly in April and May. Many investors had been cautious of the bond market early in the year, anticipating continued economic strength and higher inflation. When that scenario failed to materialize, investors became more confident that interest rates had reached a peak, and money poured from the short end of the market into longer maturity bonds, forcing yields lower and driving prices higher.

Strong did not think it necessary to significantly alter the Portfolio's asset allocation or duration through most of 1995.
Essentially, Strong believed the Portfolio featured a solid array of bonds able to offer an attractive combination of income generation and relative share price stability.

The Portfolio's usual strategy remained intact; adding value through active management by trading issues for similar ones offering an incrementally better yield or better price appreciation potential. The portfolio manager also maintained a slightly longer-than-neutral duration, which benefited the Portfolio as interest rates fell. The Portfolio's asset allocation has remained relatively unchanged.

It is important for investors to be patient and maintain a longer-term outlook. To some extent, investors have gotten used to bond market dramatics, with prices up strongly in 1993, down sharply in 1994, and up strongly again in 1995. While the market appears to have settled down in anticipation of a slow-growth economy, that does not mean a smooth, steady trend. Instead, the market is likely to be buffeted occasionally by contradictory economic data, international currency concerns (particularly in Japan), and political haggling in Washington as the budget is debated and election campaigns kick into high gear.

Such factors are why Strong believes that successful bond investing stems from time in the market rather than timing the market. It has been Strong's experience that investors who establish an investment timeline, select the fund that matches this horizon, and then stay the course are the investors who have the greatest chance of reaching their goal.

Performance Graphs

Exhibits A through J illustrate the change of a $10,000 investment in each of the ten Portfolios in comparison to its respective market indices. The chart assumes that an investor starts with $10,000 and shows the changes in that investment from October 4, 1994 (commencement of operations) to December 31, 1995.

The Portfolio returns reflect expenses that apply to the Portfolio such as advisory, custodian, transfer agent, or legal fees. The returns do not include expenses that apply to the separate account or related variable insurance contracts. The benchmarks (except the Donoghue's Average of All Taxable Money Market Funds Index) do not include expenses. In general, the inclusion of the Portfolio expenses reduces the total return figures in comparison to their benchmark which does not include expenses.
















                                 EXHIBIT A

                           COMPARISON OF $10,000
             INTERNATIONAL FIXED INCOME PORTFOLIO vs JP MORGAN
                        GLOBAL GOVERNMENT BOND INDEX
 For the period October 4, 1994 (Commencement of Investment Operations) to
                             December 31, 1995


  The following performance graph provides comparative cumulative total returns of the International Fixed Income Portfolio versus the JP Morgan Global Government Bond Index.

                             PERFORMANCE GRAPH


                                                        JP Morgan Global
                            International Fixed         Government Bond
                             Income Portfolio                Index

October 4, 1994                  $10,000                   $10,000
October 31, 1994                  10,120                    10,150
November 30, 1994                 10,074                    10,022
December 31, 1994                 10,101                    10,045
January 31, 1995                  10,267                    10,248
February 28, 1995                 10,454                    10,512
March 31, 1995                    10,672                    11,048
April 30, 1995                    10,813                    11,223
May 31, 1995                      11,101                    11,536
June 30, 1995                     11,102                    11,608
July 31, 1995                     11,202                    11,662
August 31, 1995                   11,187                    11,344
September 30, 1995                11,286                    11,599
October 31, 1995                  11,412                    11,713
November 30, 1995                 11,562                    11,844
December 31, 1995                 11,697                    11,991



                                             Since
Total Return*                              Inception               1995
_____________                              _________              ______
International Fixed Income Portfolio         16.97%               15.81%

JP Morgan Global Government Bond Index       19.91%               19.37%

* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. The total return since inception represents the time period October 4, 1994 (commencement of investment operations) to December 31, 1995. Results represent past performance and do not indicate future results. The value of an investment in any of the Portfolios and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.



                                 EXHIBIT B

                           COMPARISON OF $10,000
            MONEY MARKET PORTFOLIO vs DONOGHUE'S AVERAGE OF ALL
                      TAXABLE MONEY MARKET FUNDS INDEX
 For the period October 4, 1994 (Commencement of Investment Operations) to
                             December 31, 1995


  The following performance graph provides comparative cumulative total returns of the Money Market Portfolio versus the Donoghue's Average of All Taxable Money Market Funds Index.

                             PERFORMANCE GRAPH

                                                       Donoghue's Average
                                                         of All Taxable
                           Money Market Portfolio            Money

October 4, 1994                  $10,000                   $10,000
October 31, 1994                  10,029                    10,035
November 30, 1994                 10,065                    10,073
December 31, 1994                 10,106                    10,114
January 31, 1995                  10,146                    10,158
February 28, 1995                 10,186                    10,204
March 31, 1995                    10,231                    10,251
April 30, 1995                    10,276                    10,298
May 31, 1995                      10,321                    10,345
June 30, 1995                     10,366                    10,393
July 31, 1995                     10,410                    10,439
August 31, 1995                   10,454                    10,485
September 30, 1995                10,496                    10,532
October 31, 1995                  10,541                    10,578
November 30, 1995                 10,585                    10,624
December 31, 1995                 10,630                    10,670


                                             Since
Total Return*                              Inception               1995
_____________                              _________              ______
Money Market Portfolio                       6.30%                5.19%

Donoghue's Average of all Taxable            6.70%                5.49%
Money Market Funds Index

* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. The total return since inception represents the time period October 4, 1994 (commencement of investment operations) to December 31, 1995. Results represent past performance and do not indicate future results. The value of an investment in any of the Portfolios and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

                                 EXHIBIT C

                           COMPARISON OF $10,000
      MORTGAGE-BACKED SECURITIES PORTFOLIO vs SHEARSON LEHMAN BROTHERS
                                 MBS INDEX
 For the period October 4, 1994 (Commencement of Investment Operations) to
                             December 31, 1995


  The following performance graph provides comparative cumulative total returns of the Mortgage-Backed Securities Portfolio versus the Shearson Lehman Brothers Mortgage-Backed Securities Index.

                             PERFORMANCE GRAPH


                                                        Shearson Lehman
                            Mortgage-Backed               Brothers MBS
                          Securities Portfolio               Index

October 4, 1994                  $10,000                   $10,000
October 31, 1994                  10,010                     9,994
November 30, 1994                  9,982                     9,963
December 31, 1994                 10,050                    10,043
January 31, 1995                  10,254                    10,258
February 28, 1995                 10,508                    10,519
March 31, 1995                    10,534                    10,569
April 30, 1995                    10,682                    10,719
May 31, 1995                      11,040                    11,056
June 30, 1995                     11,094                    11,119
July 31, 1995                     11,093                    11,138
August 31, 1995                   11,204                    11,254
September 30, 1995                11,289                    11,353
October 31, 1995                  11,396                    11,454
November 30, 1995                 11,520                    11,585
December 31, 1995                 11,650                    11,730



                                             Since
Total Return*                              Inception               1995
_____________                              _________              ______
Mortgage-Backed Securities Portfolio         16.50%               15.92%

Shearson Lehman Brothers                     17.30%               16.80%
Mortgage-Backed Securities Index

* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. The total return since inception represents the time period October 4, 1994 (commencement of investment operations) to December 31, 1995. Results represent past performance and do not indicate future results. The value of an investment in any of the Portfolios and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.


                                 EXHIBIT D

                           COMPARISON OF $10,000
                     OTC PORTFOLIO vs S&P 500 INDEX and
                            RUSSELL 2000 INDEX
 For the period October 4, 1994 (Commencement of Investment Operations) to
                             December 31, 1995


  The following performance graph provides comparative cumulative total returns of the OTC Portfolio versus the S&P 500 Index and the Russell 2000 Index.

                             PERFORMANCE GRAPH


                                                              Russell 2000
                        OTC Portfolio       S&P 500 Index        Index

October 4, 1994            $10,000             $10,000          $10,000
October 31, 1994            10,339              10,225            9,960
November 30, 1994           10,153               9,853            9,558
December 31, 1994           10,359               9,999            9,814
January 31, 1995            10,182              10,258            9,690
February 28, 1995           10,427              10,658           10,093
March 31, 1995              11,132              10,972           10,266
April 30, 1995              10,498              11,296           10,494
May 31, 1995                11,022              11,748           10,674
June 30, 1995               11,772              12,020           11,228
July 31, 1995               12,685              12,419           11,875
August 31, 1995             13,204              12,450           12,121
September 30, 1995          13,308              12,976           12,338
October 31, 1995            12,801              12,929           11,786
November 30, 1995           13,335              13,496           12,281
December 31, 1995           13,387              13,757           12,605



                                             Since
Total Return*                              Inception               1995
_____________                              _________              ______
OTC Portfolio                                33.87%               29.23%

S&P 500 Index                                37.57%               37.59%

Russell 2000 Index                           26.05%               28.45%

* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. The total return since inception represents the time period October 4, 1994 (commencement of investment operations) to December 31, 1995. Results represent past performance and do not indicate future results. The value of an investment in any of the Portfolios and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.



                                 EXHIBIT E

                           COMPARISON OF $10,000
                    RESEARCH PORTFOLIO vs S&P 500 INDEX
 For the period October 4, 1994 (Commencement of Investment Operations) to
                             December 31, 1995


  The following performance graph provides comparative cumulative total returns of the Research Portfolio versus the S&P 500 Index.


                             PERFORMANCE GRAPH


                            Research Portfolio          S&P 500 Index

October 4, 1994                  $10,000                   $10,000
October 31, 1994                  10,197                    10,225
November 30, 1994                  9,677                     9,853
December 31, 1994                  9,678                     9,999
January 31, 1995                   9,697                    10,258
February 28, 1995                 10,069                    10,658
March 31, 1995                    10,381                    10,972
April 30, 1995                    10,559                    11,296
May 31, 1995                      10,930                    11,748
June 30, 1995                     11,306                    12,020
July 31, 1995                     12,002                    12,419
August 31, 1995                   12,029                    12,450
September 30, 1995                12,392                    12,976
October 31, 1995                  12,459                    12,929
November 30, 1995                 12,890                    13,496
December 31, 1995                 13,218                    13,757



                                             Since
Total Return*                              Inception               1995
_____________                              _________              ______
Research Portfolio                           32.18%               36.58%

S&P 500 Index                                37.57%               37.59%

* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. The total return since inception represents the time period October 4, 1994 (commencement of investment operations) to December 31, 1995. Results represent past performance and do not indicate future results. The value of an investment in any of the Portfolios and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.






                                 EXHIBIT F

                           COMPARISON OF $10,000
                TOTAL RETURN PORTFOLIO vs S&P 500 INDEX and
                SHEARSON LEHMAN GOVERNMENT/CORPORATE INDEX
 For the period October 4, 1994 (Commencement of Investment Operations) to
                             December 31, 1995


  The following performance graph provides comparative cumulative total returns of the Total Return Portfolio versus the S&P 500 Index and the Shearson Lehman Government/Corporate Index.

                             PERFORMANCE GRAPH

                                                              Shearson Lehman
                         Total Return                      Government/Corporate
                          Portfolio         S&P 500 Index          Index

October 4, 1994            $10,000             $10,000            $10,000
October 31, 1994            10,073              10,225              9,989
November 30, 1994            9,742               9,853              9,971
December 31, 1994            9,853               9,999             10,037
January 31, 1995             9,978              10,258             10,230
February 28, 1995           10,196              10,658             10,467
March 31, 1995              10,349              10,972             10,537
April 30, 1995              10,568              11,296             10,683
May 31, 1995                10,935              11,748             11,131
June 30, 1995               11,019              12,020             11,220
July 31, 1995               11,149              12,419             11,176
August 31, 1995             11,266              12,450             11,319
September 30, 1995          11,588              12,976             11,435
October 31, 1995            11,538              12,929             11,603
November 30, 1995           11,990              13,496             11,794
December 31, 1995           12,268              13,757             11,968



                                             Since
Total Return*                              Inception               1995
_____________                              _________              ______
Total Return Portfolio                       22.68%               24.51%

Shearson Lehman Brothers                     19.68%               19.24%
Government/Corporate Index

S&P 500 Index                                37.57%               37.59%

* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. The total return since inception represents the time period October 4, 1994 (commencement of investment operations) to December 31, 1995. Results represent past performance and do not indicate future results. The value of an investment in any of the Portfolios and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

                                 EXHIBIT G

                           COMPARISON OF $10,000
          ADVANTAGE PORTFOLIO vs SALOMON BROTHERS 1 YEAR TREASURY
                         BENCHMARK-ON-THE-RUN INDEX
 For the period October 4, 1994 (Commencement of Investment Operations) to
                             December 31, 1995


  The following performance graph provides comparative cumulative total returns of the Advantage Portfolio versus the Salomon Brothers 1 Year Treasury Benchmark-on-the-Run Index.

                             PERFORMANCE GRAPH


                                                       Salomon Brothers
                                Advantage              1 Year Treasury
                                Portfolio                   Index

October 4, 1994                  $10,000                   $10,000
October 31, 1994                  10,023                    10,041
November 30, 1994                 10,063                    10,035
December 31, 1994                 10,099                    10,071
January 31, 1995                  10,105                    10,173
February 28, 1995                 10,181                    10,262
March 31, 1995                    10,213                    10,323
April 30, 1995                    10,324                    10,394
May 31, 1995                      10,464                    10,487
June 30, 1995                     10,547                    10,547
July 31, 1995                     10,639                    10,599
August 31, 1995                   10,726                    10,651
September 30, 1995                10,797                    10,698
October 31, 1995                  10,885                    10,758
November 30, 1995                 10,958                    10,822
December 31, 1995                 11,026                    10,886



                                             Since
Total Return*                              Inception               1995
_____________                              _________              ______
Advantage Portfolio                          10.26%                9.18%

Salomon Brothers One Year Treasury            8.86%                8.09%
Benchmark-on-the-Run Index

* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. The total return since inception represents the time period October 4, 1994 (commencement of investment operations) to December 31, 1995. Results represent past performance and do not indicate future results. The value of an investment in any of the Portfolios and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.


                                 EXHIBIT H

                           COMPARISON OF $10,000
                 GOVERNMENT SECURITIES PORTFOLIO vs SALOMON
                   BROTHERS BROAD INVESTMENT GRADE INDEX
 For the period October 4, 1994 (Commencement of Investment Operations) to
                             December 31, 1995


  The following performance graph provides comparative cumulative total returns of the Government Securities Portfolio versus the Salomon Brothers Broad Investment Grade Index.

                             PERFORMANCE GRAPH


                                                       Salomon Brothers
                          Government Securities     Broad Investment Grade
                                Portfolio                   Index

October 4, 1994                  $10,000                   $10,000
October 31, 1994                  10,040                     9,990
November 30, 1994                 10,030                     9,963
December 31, 1994                 10,151                    10,039
January 31, 1995                  10,253                    10,247
February 28, 1995                 10,435                    10,486
March 31, 1995                    10,455                    10,547
April 30, 1995                    10,605                    10,692
May 31, 1995                      11,050                    11,116
June 30, 1995                     11,169                    11,194
July 31, 1995                     11,161                    11,172
August 31, 1995                   11,314                    11,300
September 30, 1995                11,437                    11,406
October 31, 1995                  11,604                    11,559
November 30, 1995                 11,800                    11,739
December 31, 1995                 11,966                    11,901



                                             Since
Total Return*                              Inception               1995
_____________                              _________              ______
Government Securities Portfolio              19.66%               17.88%

Salomon Brothers Broad Investment            19.01%               18.55%
Grade Index

* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. The total return since inception represents the time period October 4, 1994 (commencement of investment operations) to December 31, 1995. Results represent past performance and do not indicate future results. The value of an investment in any of the Portfolios and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.


                                 EXHIBIT I

                           COMPARISON OF $10,000
     INTERNATIONAL STOCK PORTFOLIO vs S&P 500 INDEX and MORGAN STANLEY
        CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, AND FAR EAST INDEX
 For the period October 4, 1994 (Commencement of Investment Operations) to
                             December 31, 1995


  The following performance graph provides comparative cumulative total returns of the International Stock Portfolio versus the S&P 500 Index and the Morgan Stanley Capital International Europe, Australia, and Far East Index.

                             PERFORMANCE GRAPH


                                                              Morgan Stanley
                        International                     Capital International
                       Stock Portfolio      S&P 500 Index          Index

October 4, 1994            $10,000             $10,000            $10,000
October 31, 1994            10,169              10,225             10,333
November 30, 1994            9,847               9,853              9,836
December 31, 1994            9,804               9,999              9,898
January 31, 1995             9,256              10,258              9,518
February 28, 1995            9,314              10,658              9,490
March 31, 1995               9,596              10,972             10,082
April 30, 1995               9,919              11,296             10,462
May 31, 1995                10,069              11,748             10,337
June 30, 1995                9,986              12,020             10,156
July 31, 1995               10,475              12,419             10,789
August 31, 1995             10,365              12,450             10,378
September 30, 1995          10,445              12,976             10,580
October 31, 1995            10,276              12,929             10,296
November 30, 1995           10,272              13,496             10,582
December 31, 1995           10,634              13,757             11,008


                                             Since
Total Return*                              Inception               1995
_____________                              _________              ______
International Stock Portfolio                 6.34%                8.47%

S&P 500 Index                                37.57%               37.59%

Morgan Stanley Capital International         10.08%               11.22%
Europe, Asia, and Far East (EAFE) Index

* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. The total return since inception represents the time period October 4, 1994 (commencement of investment operations) to December 31, 1995. Results represent past performance and do not indicate future results. The value of an investment in any of the Portfolios and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

                                 EXHIBIT J

                           COMPARISON OF $10,000
           SHORT-TERM BOND PORTFOLIO vs SALOMON BROTHERS 1-3 YEAR
             TREASURY/GOVERNMENT SPONSORED/CORPORATE BOND INDEX
 For the period October 4, 1994 (Commencement of Investment Operations) to
                             December 31, 1995


  The following performance graph provides comparative cumulative total returns of the Short-Term Bond Portfolio versus the Salomon Brothers 1-3 Year Treasury/ Government Sponsored/Corporate Bond Index.

                             PERFORMANCE GRAPH


                                Short-Term             Salomon Brothers
                              Bond Portfolio                Index

October 4, 1994                  $10,000                   $10,000
October 31, 1994                  10,094                    10,023
November 30, 1994                 10,114                     9,981
December 31, 1994                 10,161                    10,002
January 31, 1995                  10,100                    10,140
February 28, 1995                 10,199                    10,277
March 31, 1995                    10,231                    10,334
April 30, 1995                    10,351                    10,426
May 31, 1995                      10,579                    10,606
June 30, 1995                     10,653                    10,663
July 31, 1995                     10,695                    10,709
August 31, 1995                   10,791                    10,773
September 30, 1995                10,867                    10,823
October 31, 1995                  10,954                    10,913
November 30, 1995                 11,072                    11,007
December 31, 1995                 11,146                    11,090



                                             Since
Total Return*                              Inception               1995
_____________                              _________              ______
Short-Term Bond Portfolio                    11.46%                9.69%

Salomon Brothers 1-3 Year Treasury/          10.90%               10.88%
Government-Sponsored/Corporate Bond Index

* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. The total return since inception represents the time period October 4, 1994 (commencement of investment operations) to December 31, 1995. Results represent past performance and do not indicate future results. The value of an investment in any of the Portfolios and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.



                     Report of Independent Auditors



The Board of Directors
Equitable Life Insurance Company of Iowa


We have audited the accompanying statements of net assets of certain accounts of Equitable Life Insurance Company of Iowa Separate Account A (comprising, respectively, the Money Market, Mortgage-Backed Securities, International Fixed Income, OTC, Research, Total Return, Advantage, Government Securities, International Stock and Short-Term Bond Accounts) as of December 31, 1995, and the related statements of operations for the year ended December 31, 1995 and statements of changes in net assets for the period from October 7, 1994 (commencement of operations) through December 31, 1994 and for the year ended December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of certain accounts of the Equitable Life Insurance Company of Iowa Separate Account A at December 31, 1995, and the results of their operations for the year ended December 31, 1995 and the changes in their net assets for the period from October 7, 1994 through December 31, 1994 and for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

                                 /s/ Ernst & Young LLP

Des Moines, Iowa
February 7, 1996














            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
                    STATEMENTS OF NET ASSETS
                       December 31, 1995

                                                                     Money
                                                                     Market
                                                                    Account
                                                                  ____________
ASSETS
 Investments at net asset value:
  Equi-Select Series Trust Money Market Portfolio,
   5,708,694 shares at $1.00 per share (cost - $5,708,694)         $5,708,694
  Equi-Select Series Trust Mortgage-Backed Securities Portfolio,
   378,660 shares at $10.84 per share (cost - $4,182,777)
  Equi-Select Series Trust International Fixed Income Portfolio,
   310,243 shares at $11.09 per share (cost - $3,405,258)
  Equi-Select Series Trust OTC Portfolio,
   748,553 shares at $12.08 per share (cost - $9,015,055)
  Equi-Select Series Trust Research Portfolio,
   1,255,727 shares at $12.88 per share (cost - $14,644,800)
  Equi-Select Series Trust Total Return Portfolio,
   1,301,515 shares at $11.90 per share (cost - $14,460,627)
  Equi-Select Series Trust Advantage Portfolio,
   343,572 shares at $10.18 per share (cost - $3,599,548)
  Equi-Select Series Trust Government Securities Portfolio,
   55,971 shares at $10.42 per share (cost - $603,887)
  Equi-Select Series Trust International Stock Portfolio,
   541,371 shares at $10.14 per share (cost - $5,412,698)
  Equi-Select Series Trust Short-Term Bond Portfolio,
   31,925 shares at $10.09 per share (cost - $332,138)
                                                                  ____________
     TOTAL INVESTMENTS                                              5,708,694

  Accrued investment income                                            23,527
                                                                  ____________
     TOTAL NET ASSETS                                              $5,732,221
                                                                  ============

NET ASSETS REPRESENTED BY:
  Units                                                               548,767
  Unit Value                                                            10.45
                                                                  ____________
  Net Assets                                                       $5,732,221
                                                                  ============

See accompanying notes.











            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
                    STATEMENTS OF NET ASSETS
                       December 31, 1995

                                                                   Mortgage-
                                                                     Backed
                                                                   Securites
                                                                    Account
                                                                  ____________
ASSETS
 Investments at net asset value:
  Equi-Select Series Trust Money Market Portfolio,
   5,708,694 shares at $1.00 per share (cost - $5,708,694)
  Equi-Select Series Trust Mortgage-Backed Securities Portfolio,
   378,660 shares at $10.84 per share (cost - $4,182,777)          $4,104,533
  Equi-Select Series Trust International Fixed Income Portfolio,
   310,243 shares at $11.09 per share (cost - $3,405,258)
  Equi-Select Series Trust OTC Portfolio,
   748,553 shares at $12.08 per share (cost - $9,015,055)
  Equi-Select Series Trust Research Portfolio,
   1,255,727 shares at $12.88 per share (cost - $14,644,800)
  Equi-Select Series Trust Total Return Portfolio,
   1,301,515 shares at $11.90 per share (cost - $14,460,627)
  Equi-Select Series Trust Advantage Portfolio,
   343,572 shares at $10.18 per share (cost - $3,599,548)
  Equi-Select Series Trust Government Securities Portfolio,
   55,971 shares at $10.42 per share (cost - $603,887)
  Equi-Select Series Trust International Stock Portfolio,
   541,371 shares at $10.14 per share (cost - $5,412,698)
  Equi-Select Series Trust Short-Term Bond Portfolio,
   31,925 shares at $10.09 per share (cost - $332,138)
                                                                  ____________
     TOTAL INVESTMENTS                                              4,104,533

  Accrued investment income                                           234,987
                                                                  ____________
     TOTAL NET ASSETS                                              $4,339,520
                                                                  ============

NET ASSETS REPRESENTED BY:
  Units                                                               380,031
  Unit Value                                                            11.42
                                                                  ____________
  Net Assets                                                       $4,339,520
                                                                  ============

See accompanying notes.










            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
                    STATEMENTS OF NET ASSETS
                       December 31, 1995

                                                                  International
                                                                      Fixed
                                                                      Income
                                                                     Account
                                                                  ______________
ASSETS
 Investments at net asset value:
  Equi-Select Series Trust Money Market Portfolio,
   5,708,694 shares at $1.00 per share (cost - $5,708,694)
  Equi-Select Series Trust Mortgage-Backed Securities Portfolio,
   378,660 shares at $10.84 per share (cost - $4,182,777)
  Equi-Select Series Trust International Fixed Income Portfolio,
   310,243 shares at $11.09 per share (cost - $3,405,258)            $3,439,156
  Equi-Select Series Trust OTC Portfolio,
   748,553 shares at $12.08 per share (cost - $9,015,055)
  Equi-Select Series Trust Research Portfolio,
   1,255,727 shares at $12.88 per share (cost - $14,644,800)
  Equi-Select Series Trust Total Return Portfolio,
   1,301,515 shares at $11.90 per share (cost - $14,460,627)
  Equi-Select Series Trust Advantage Portfolio,
   343,572 shares at $10.18 per share (cost - $3,599,548)
  Equi-Select Series Trust Government Securities Portfolio,
   55,971 shares at $10.42 per share (cost - $603,887)
  Equi-Select Series Trust International Stock Portfolio,
   541,371 shares at $10.14 per share (cost - $5,412,698)
  Equi-Select Series Trust Short-Term Bond Portfolio,
   31,925 shares at $10.09 per share (cost - $332,138)
                                                                  ______________
     TOTAL INVESTMENTS                                                3,439,156

  Accrued investment income                                             160,411
                                                                  ______________
     TOTAL NET ASSETS                                                $3,599,567
                                                                  ==============

NET ASSETS REPRESENTED BY:
  Units                                                                 311,689
  Unit Value                                                              11.55
                                                                  ______________
  Net Assets                                                         $3,599,567
                                                                  ==============

See accompanying notes.










            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
                    STATEMENTS OF NET ASSETS
                       December 31, 1995

                                                                      OTC
                                                                    Account
                                                                  ____________
ASSETS
 Investments at net asset value:
  Equi-Select Series Trust Money Market Portfolio,
   5,708,694 shares at $1.00 per share (cost - $5,708,694)
  Equi-Select Series Trust Mortgage-Backed Securities Portfolio,
   378,660 shares at $10.84 per share (cost - $4,182,777)
  Equi-Select Series Trust International Fixed Income Portfolio,
   310,243 shares at $11.09 per share (cost - $3,405,258)
  Equi-Select Series Trust OTC Portfolio,
   748,553 shares at $12.08 per share (cost - $9,015,055)          $9,042,595
  Equi-Select Series Trust Research Portfolio,
   1,255,727 shares at $12.88 per share (cost - $14,644,800)
  Equi-Select Series Trust Total Return Portfolio,
   1,301,515 shares at $11.90 per share (cost - $14,460,627)
  Equi-Select Series Trust Advantage Portfolio,
   343,572 shares at $10.18 per share (cost - $3,599,548)
  Equi-Select Series Trust Government Securities Portfolio,
   55,971 shares at $10.42 per share (cost - $603,887)
  Equi-Select Series Trust International Stock Portfolio,
   541,371 shares at $10.14 per share (cost - $5,412,698)
  Equi-Select Series Trust Short-Term Bond Portfolio,
   31,925 shares at $10.09 per share (cost - $332,138)
                                                                  ____________
     TOTAL INVESTMENTS                                              9,042,595

  Accrued investment income                                           994,102
                                                                  ____________
     TOTAL NET ASSETS                                             $10,036,697
                                                                  ============

NET ASSETS REPRESENTED BY:
  Units                                                               759,597
  Unit Value                                                            13.21
                                                                  ____________
  Net Assets                                                      $10,036,697
                                                                  ============

See accompanying notes.












            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
                    STATEMENTS OF NET ASSETS
                       December 31, 1995

                                                                    Research
                                                                    Account
                                                                  ____________
ASSETS
 Investments at net asset value:
  Equi-Select Series Trust Money Market Portfolio,
   5,708,694 shares at $1.00 per share (cost - $5,708,694)
  Equi-Select Series Trust Mortgage-Backed Securities Portfolio,
   378,660 shares at $10.84 per share (cost - $4,182,777)
  Equi-Select Series Trust International Fixed Income Portfolio,
   310,243 shares at $11.09 per share (cost - $3,405,258)
  Equi-Select Series Trust OTC Portfolio,
   748,553 shares at $12.08 per share (cost - $9,015,055)
  Equi-Select Series Trust Research Portfolio,
   1,255,727 shares at $12.88 per share (cost - $14,644,800)      $16,172,693
  Equi-Select Series Trust Total Return Portfolio,
   1,301,515 shares at $11.90 per share (cost - $14,460,627)
  Equi-Select Series Trust Advantage Portfolio,
   343,572 shares at $10.18 per share (cost - $3,599,548)
  Equi-Select Series Trust Government Securities Portfolio,
   55,971 shares at $10.42 per share (cost - $603,887)
  Equi-Select Series Trust International Stock Portfolio,
   541,371 shares at $10.14 per share (cost - $5,412,698)
  Equi-Select Series Trust Short-Term Bond Portfolio,
   31,925 shares at $10.09 per share (cost - $332,138)
                                                                  ____________
     TOTAL INVESTMENTS                                             16,172,693

  Accrued investment income                                           274,255
                                                                  ____________
     TOTAL NET ASSETS                                             $16,446,948
                                                                  ============

NET ASSETS REPRESENTED BY:
  Units                                                             1,255,752
  Unit Value                                                            13.10
                                                                  ____________
  Net Assets                                                      $16,446,948
                                                                  ============

See accompanying notes.












            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
                    STATEMENTS OF NET ASSETS
                       December 31, 1995

                                                                     Total
                                                                     Return
                                                                    Account
                                                                  ____________
ASSETS
 Investments at net asset value:
  Equi-Select Series Trust Money Market Portfolio,
   5,708,694 shares at $1.00 per share (cost - $5,708,694)
  Equi-Select Series Trust Mortgage-Backed Securities Portfolio,
   378,660 shares at $10.84 per share (cost - $4,182,777)
  Equi-Select Series Trust International Fixed Income Portfolio,
   310,243 shares at $11.09 per share (cost - $3,405,258)
  Equi-Select Series Trust OTC Portfolio,
   748,553 shares at $12.08 per share (cost - $9,015,055)
  Equi-Select Series Trust Research Portfolio,
   1,255,727 shares at $12.88 per share (cost - $14,644,800)
  Equi-Select Series Trust Total Return Portfolio,
   1,301,515 shares at $11.90 per share (cost - $14,460,627)      $15,492,400
  Equi-Select Series Trust Advantage Portfolio,
   343,572 shares at $10.18 per share (cost - $3,599,548)
  Equi-Select Series Trust Government Securities Portfolio,
   55,971 shares at $10.42 per share (cost - $603,887)
  Equi-Select Series Trust International Stock Portfolio,
   541,371 shares at $10.14 per share (cost - $5,412,698)
  Equi-Select Series Trust Short-Term Bond Portfolio,
   31,925 shares at $10.09 per share (cost - $332,138)
                                                                  ____________
     TOTAL INVESTMENTS                                             15,492,400

  Accrued investment income                                           329,442
                                                                  ____________
     TOTAL NET ASSETS                                             $15,821,842
                                                                  ============

NET ASSETS REPRESENTED BY:
  Units                                                             1,312,565
  Unit Value                                                            12.05
                                                                  ____________
  Net Assets                                                      $15,821,842
                                                                  ============

See accompanying notes.











            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
                    STATEMENTS OF NET ASSETS
                       December 31, 1995

                                                                   Advantage
                                                                    Account
                                                                  ____________
ASSETS
 Investments at net asset value:
  Equi-Select Series Trust Money Market Portfolio,
   5,708,694 shares at $1.00 per share (cost - $5,708,694)
  Equi-Select Series Trust Mortgage-Backed Securities Portfolio,
   378,660 shares at $10.84 per share (cost - $4,182,777)
  Equi-Select Series Trust International Fixed Income Portfolio,
   310,243 shares at $11.09 per share (cost - $3,405,258)
  Equi-Select Series Trust OTC Portfolio,
   748,553 shares at $12.08 per share (cost - $9,015,055)
  Equi-Select Series Trust Research Portfolio,
   1,255,727 shares at $12.88 per share (cost - $14,644,800)
  Equi-Select Series Trust Total Return Portfolio,
   1,301,515 shares at $11.90 per share (cost - $14,460,627)
  Equi-Select Series Trust Advantage Portfolio,
   343,572 shares at $10.18 per share (cost - $3,599,548)          $3,499,215
  Equi-Select Series Trust Government Securities Portfolio,
   55,971 shares at $10.42 per share (cost - $603,887)
  Equi-Select Series Trust International Stock Portfolio,
   541,371 shares at $10.14 per share (cost - $5,412,698)
  Equi-Select Series Trust Short-Term Bond Portfolio,
   31,925 shares at $10.09 per share (cost - $332,138)
                                                                  ____________
     TOTAL INVESTMENTS                                              3,499,215

  Accrued investment income                                           245,022
                                                                  ____________
     TOTAL NET ASSETS                                              $3,744,237
                                                                  ============

NET ASSETS REPRESENTED BY:
  Units                                                               344,775
  Unit Value                                                            10.86
                                                                  ____________
  Net Assets                                                       $3,744,237
                                                                  ============

See accompanying notes.












            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
                    STATEMENTS OF NET ASSETS
                       December 31, 1995

                                                                   Government
                                                                   Securities
                                                                    Account
                                                                  ____________
ASSETS
 Investments at net asset value:
  Equi-Select Series Trust Money Market Portfolio,
   5,708,694 shares at $1.00 per share (cost - $5,708,694)
  Equi-Select Series Trust Mortgage-Backed Securities Portfolio,
   378,660 shares at $10.84 per share (cost - $4,182,777)
  Equi-Select Series Trust International Fixed Income Portfolio,
   310,243 shares at $11.09 per share (cost - $3,405,258)
  Equi-Select Series Trust OTC Portfolio,
   748,553 shares at $12.08 per share (cost - $9,015,055)
  Equi-Select Series Trust Research Portfolio,
   1,255,727 shares at $12.88 per share (cost - $14,644,800)
  Equi-Select Series Trust Total Return Portfolio,
   1,301,515 shares at $11.90 per share (cost - $14,460,627)
  Equi-Select Series Trust Advantage Portfolio,
   343,572 shares at $10.18 per share (cost - $3,599,548)
  Equi-Select Series Trust Government Securities Portfolio,
   55,971 shares at $10.42 per share (cost - $603,887)               $583,367
  Equi-Select Series Trust International Stock Portfolio,
   541,371 shares at $10.14 per share (cost - $5,412,698)
  Equi-Select Series Trust Short-Term Bond Portfolio,
   31,925 shares at $10.09 per share (cost - $332,138)
                                                                  ____________
     TOTAL INVESTMENTS                                                583,367

  Accrued investment income                                            77,967
                                                                  ____________
     TOTAL NET ASSETS                                                $661,334
                                                                  ============

NET ASSETS REPRESENTED BY:
  Units                                                                56,258
  Unit Value                                                            11.76
                                                                  ____________
  Net Assets                                                         $661,334
                                                                  ============

See accompanying notes.











            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
                    STATEMENTS OF NET ASSETS
                       December 31, 1995

                                                                  International
                                                                      Stock
                                                                     Account
                                                                  ______________
ASSETS
 Investments at net asset value:
  Equi-Select Series Trust Money Market Portfolio,
   5,708,694 shares at $1.00 per share (cost - $5,708,694)
  Equi-Select Series Trust Mortgage-Backed Securities Portfolio,
   378,660 shares at $10.84 per share (cost - $4,182,777)
  Equi-Select Series Trust International Fixed Income Portfolio,
   310,243 shares at $11.09 per share (cost - $3,405,258)
  Equi-Select Series Trust OTC Portfolio,
   748,553 shares at $12.08 per share (cost - $9,015,055)
  Equi-Select Series Trust Research Portfolio,
   1,255,727 shares at $12.88 per share (cost - $14,644,800)
  Equi-Select Series Trust Total Return Portfolio,
   1,301,515 shares at $11.90 per share (cost - $14,460,627)
  Equi-Select Series Trust Advantage Portfolio,
   343,572 shares at $10.18 per share (cost - $3,599,548)
  Equi-Select Series Trust Government Securities Portfolio,
   55,971 shares at $10.42 per share (cost - $603,887)
  Equi-Select Series Trust International Stock Portfolio,
   541,371 shares at $10.14 per share (cost - $5,412,698)            $5,490,993
  Equi-Select Series Trust Short-Term Bond Portfolio,
   31,925 shares at $10.09 per share (cost - $332,138)
                                                                  ______________
     TOTAL INVESTMENTS                                                5,490,993

  Accrued investment income                                             227,777
                                                                  ______________
     TOTAL NET ASSETS                                                $5,718,770
                                                                  ==============

NET ASSETS REPRESENTED BY:
  Units                                                                 541,570
  Unit Value                                                              10.56
                                                                  ______________
  Net Assets                                                         $5,718,770
                                                                  ==============

See accompanying notes.











            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
                    STATEMENTS OF NET ASSETS
                       December 31, 1995

                                                                   Short-Term
                                                                      Bond
                                                                    Account
                                                                  ____________
ASSETS
 Investments at net asset value:
  Equi-Select Series Trust Money Market Portfolio,
   5,708,694 shares at $1.00 per share (cost - $5,708,694)
  Equi-Select Series Trust Mortgage-Backed Securities Portfolio,
   378,660 shares at $10.84 per share (cost - $4,182,777)
  Equi-Select Series Trust International Fixed Income Portfolio,
   310,243 shares at $11.09 per share (cost - $3,405,258)
  Equi-Select Series Trust OTC Portfolio,
   748,553 shares at $12.08 per share (cost - $9,015,055)
  Equi-Select Series Trust Research Portfolio,
   1,255,727 shares at $12.88 per share (cost - $14,644,800)
  Equi-Select Series Trust Total Return Portfolio,
   1,301,515 shares at $11.90 per share (cost - $14,460,627)
  Equi-Select Series Trust Advantage Portfolio,
   343,572 shares at $10.18 per share (cost - $3,599,548)
  Equi-Select Series Trust Government Securities Portfolio,
   55,971 shares at $10.42 per share (cost - $603,887)
  Equi-Select Series Trust International Stock Portfolio,
   541,371 shares at $10.14 per share (cost - $5,412,698)
  Equi-Select Series Trust Short-Term Bond Portfolio,
   31,925 shares at $10.09 per share (cost - $332,138)               $322,215
                                                                  ____________
     TOTAL INVESTMENTS                                                322,215

  Accrued investment income                                            29,396
                                                                  ____________
     TOTAL NET ASSETS                                                $351,611
                                                                  ============

NET ASSETS REPRESENTED BY:
  Units                                                                32,032
  Unit Value                                                            10.98
                                                                  ____________
  Net Assets                                                         $351,611
                                                                  ============

See accompanying notes.











      EQUITABLE LIFE INSURANCE COMPANY OF IOWA
               SEPARATE ACCOUNT A
            STATEMENTS OF OPERATIONS
      For the year ended December 31, 1995

                                                  Mortgage-
                                    Money           Backed
                                    Market        Securities
                                   Account         Account
                                ______________  ______________
INVESTMENT INCOME
 Income:
  Dividends                          $173,300        $192,773
  Capital gains distributions              --          42,213

 Expenses (Note 2):
  Annual contract charges                 (74)            (97)
  Administrative charges               (5,092)         (1,928)
  Mortality and expense
   risk charges                       (42,199)        (15,980)
                                ______________  ______________
 Net investment income                125,935         216,981

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 4)
 Net realized gain on
  investments                              --             994
 Net unrealized appreciation
  (depreciation) of
  investments                              --         (77,915)
                                ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $125,935        $140,060
                                ==============  ==============



See accompanying notes.



















                 EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                           SEPARATE ACCOUNT A
                        STATEMENTS OF OPERATIONS
                  For the year ended December 31, 1995

                                International
                                    Fixed
                                    Income           OTC           Research
                                   Account         Account         Account
                                ______________  ______________  ______________
INVESTMENT INCOME
 Income:
  Dividends                          $139,030              --         $39,906
  Capital gains distributions          33,016        $994,102         234,349

 Expenses (Note 2):
  Annual contract charges                (107)           (579)           (558)
  Administrative charges               (2,366)         (6,510)         (8,999)
  Mortality and expense
   risk charges                       (19,614)        (53,955)        (74,579)
                                ______________  ______________  ______________
 Net investment income                149,959         933,058         190,119

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 4)
 Net realized gain on
  investments                           4,271          36,066          19,662
 Net unrealized appreciation
  (depreciation) of
  investments                          34,190          20,313       1,548,017
                                ______________  ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $188,420        $989,437      $1,757,798
                                ==============  ==============  ==============



See accompanying notes.



















                 EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                           SEPARATE ACCOUNT A
                        STATEMENTS OF OPERATIONS
                  For the year ended December 31, 1995

                                    Total                         Government
                                    Return        Advantage       Securities
                                   Account         Account         Account
                                ______________  ______________  ______________
INVESTMENT INCOME
 Income:
  Dividends                          $265,808        $243,949         $50,921
  Capital gains distributions          63,634           1,219          27,115

 Expenses (Note 2):
  Annual contract charges                (737)           (174)            (18)
  Administrative charges               (8,853)         (2,721)         (1,074)
  Mortality and expense
   risk charges                       (73,376)        (22,550)         (8,900)
                                ______________  ______________  ______________
 Net investment income                246,476         219,723          68,044

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 4)
 Net realized gain on
  investments                           6,083          15,065          57,031
 Net unrealized appreciation
  (depreciation) of
  investments                       1,034,214         (96,273)        (20,436)
                                ______________  ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS          $1,286,773        $138,515        $104,639
                                ==============  ==============  ==============

See accompanying notes.






















      EQUITABLE LIFE INSURANCE COMPANY OF IOWA
               SEPARATE ACCOUNT A
            STATEMENTS OF OPERATIONS
      For the year ended December 31, 1995

                                International     Short-Term
                                    Stock            Bond
                                   Account         Account
                                ______________  ______________
INVESTMENT INCOME
 Income:
  Dividends                           $93,741         $26,296
  Capital gains distributions         134,583           3,120

 Expenses (Note 2):
  Annual contract charges                (433)            (29)
  Administrative charges               (4,069)           (466)
  Mortality and expense
   risk charges                       (33,726)         (3,860)
                                ______________  ______________
 Net investment income                190,096          25,061

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 4)
 Net realized gain on
  investments                           9,684          11,985
 Net unrealized appreciation
  (depreciation) of
  investments                          79,172          (9,796)
                                ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $278,952         $27,250
                                ==============  ==============



See accompanying notes.




















            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
              STATEMENTS OF CHANGES IN NET ASSETS
 For the period from October 7, 1994* through December 31, 1994 and for the year ended December 31, 1995

                                                                      Money
                                                                      Market
                                                                     Account
                                                                  ______________
NET ASSETS AT OCTOBER 7, 1994*                                               --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           $1,504
  Net realized gain (loss) on investments                                    --
  Net unrealized appreciation (depreciation) of investments                  --
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations         1,504

 Changes from principal transactions:
  Purchase payments                                                     947,439
  Contract distributions and terminations                                    --
  Transfer payments from (to) other Accounts                           (603,444)
                                                                  ______________
  Increase in net assets derived from principal transactions            343,995
                                                                  ______________
  Total increase                                                        345,499
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1994                                         345,499

INCREASE IN NET ASSETS
 Operations:
  Net investment income                                                 125,935
  Net realized gain on investments                                           --
  Net unrealized appreciation (depreciation) of investments                  --
                                                                  ______________
  Net increase in net assets resulting from operations                  125,935

 Changes from principal transactions:
  Purchase payments                                                  30,141,356
  Contract distributions and terminations                               (18,210)
  Transfer payments from (to) other Accounts                        (22,930,581)
  Transfer payments from (to) Fixed Account and other Funds          (1,931,778)
                                                                  ______________
  Increase in net assets derived from principal transactions          5,260,787
                                                                  ______________
  Total increase                                                      5,386,722
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1995                                      $5,732,221
                                                                  ==============

* Commencement of operations

See accompanying notes.



            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
              STATEMENTS OF CHANGES IN NET ASSETS
 For the period from October 7, 1994* through December 31, 1994 and for the year ended December 31, 1995

                                                                    Mortgage-
                                                                      Backed
                                                                    Securities
                                                                     Account
                                                                  ______________
NET ASSETS AT OCTOBER 7, 1994*                                               --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                             $414
  Net realized gain (loss) on investments                                     3
  Net unrealized appreciation (depreciation) of investments                (329)
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations            88

 Changes from principal transactions:
  Purchase payments                                                       8,983
  Contract distributions and terminations                                    --
  Transfer payments from (to) other Accounts                             19,751
                                                                  ______________
  Increase in net assets derived from principal transactions             28,734
                                                                  ______________
  Total increase                                                         28,822
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1994                                          28,822

INCREASE IN NET ASSETS
 Operations:
  Net investment income                                                 216,981
  Net realized gain on investments                                          994
  Net unrealized appreciation (depreciation) of investments             (77,915)
                                                                  ______________
  Net increase in net assets resulting from operations                  140,060

 Changes from principal transactions:
  Purchase payments                                                   1,764,376
  Contract distributions and terminations                                (7,691)
  Transfer payments from (to) other Accounts                          2,246,463
  Transfer payments from (to) Fixed Account and other Funds             167,490
                                                                  ______________
  Increase in net assets derived from principal transactions          4,170,638
                                                                  ______________
  Total increase                                                      4,310,698
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1995                                      $4,339,520
                                                                  ==============

* Commencement of operations

See accompanying notes.


            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
              STATEMENTS OF CHANGES IN NET ASSETS
 For the period from October 7, 1994* through December 31, 1994 and for the year ended December 31, 1995

                                                                  International
                                                                      Fixed
                                                                      Income
                                                                     Account
                                                                  ______________
NET ASSETS AT OCTOBER 7, 1994*                                               --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                             $342
  Net realized gain (loss) on investments                                     3
  Net unrealized appreciation (depreciation) of investments                (292)
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations            53

 Changes from principal transactions:
  Purchase payments                                                      21,572
  Contract distributions and terminations                                    --
  Transfer payments from (to) other Accounts                             29,663
                                                                  ______________
  Increase in net assets derived from principal transactions             51,235
                                                                  ______________
  Total increase                                                         51,288
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1994                                          51,288

INCREASE IN NET ASSETS
 Operations:
  Net investment income                                                 149,959
  Net realized gain on investments                                        4,271
  Net unrealized appreciation (depreciation) of investments              34,190
                                                                  ______________
  Net increase in net assets resulting from operations                  188,420

 Changes from principal transactions:
  Purchase payments                                                   1,703,537
  Contract distributions and terminations                                (6,355)
  Transfer payments from (to) other Accounts                          1,593,333
  Transfer payments from (to) Fixed Account and other Funds              69,344
                                                                  ______________
  Increase in net assets derived from principal transactions          3,359,859
                                                                  ______________
  Total increase                                                      3,548,279
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1995                                      $3,599,567
                                                                  ==============

* Commencement of operations

See accompanying notes.


            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
              STATEMENTS OF CHANGES IN NET ASSETS
 For the period from October 7, 1994* through December 31, 1994 and for the year ended December 31, 1995

                                                                       OTC
                                                                     Account
                                                                  ______________
NET ASSETS AT OCTOBER 7, 1994*                                               --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                            ($908)
  Net realized gain (loss) on investments                                   (66)
  Net unrealized appreciation (depreciation) of investments               7,227
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations         6,253

 Changes from principal transactions:
  Purchase payments                                                     585,144
  Contract distributions and terminations                                    --
  Transfer payments from (to) other Accounts                             68,709
                                                                  ______________
  Increase in net assets derived from principal transactions            653,853
                                                                  ______________
  Total increase                                                        660,106
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1994                                         660,106

INCREASE IN NET ASSETS
 Operations:
  Net investment income                                                 933,058
  Net realized gain on investments                                       36,066
  Net unrealized appreciation (depreciation) of investments              20,313
                                                                  ______________
  Net increase in net assets resulting from operations                  989,437

 Changes from principal transactions:
  Purchase payments                                                   4,028,128
  Contract distributions and terminations                               (33,765)
  Transfer payments from (to) other Accounts                          4,236,805
  Transfer payments from (to) Fixed Account and other Funds             155,986
                                                                  ______________
  Increase in net assets derived from principal transactions          8,387,154
                                                                  ______________
  Total increase                                                      9,376,591
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1995                                     $10,036,697
                                                                  ==============

* Commencement of operations

See accompanying notes.




            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
              STATEMENTS OF CHANGES IN NET ASSETS
 For the period from October 7, 1994* through December 31, 1994 and for the year ended December 31, 1995

                                                                     Research
                                                                     Account
                                                                  ______________
NET ASSETS AT OCTOBER 7, 1994*                                               --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           $4,874
  Net realized gain (loss) on investments                                    (3)
  Net unrealized appreciation (depreciation) of investments             (20,124)
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations       (15,253)

 Changes from principal transactions:
  Purchase payments                                                     635,302
  Contract distributions and terminations                                   (50)
  Transfer payments from (to) other Accounts                             52,604
                                                                  ______________
  Increase in net assets derived from principal transactions            687,856
                                                                  ______________
  Total increase                                                        672,603
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1994                                         672,603

INCREASE IN NET ASSETS
 Operations:
  Net investment income                                                 190,119
  Net realized gain on investments                                       19,662
  Net unrealized appreciation (depreciation) of investments           1,548,017
                                                                  ______________
  Net increase in net assets resulting from operations                1,757,798

 Changes from principal transactions:
  Purchase payments                                                   8,333,228
  Contract distributions and terminations                               (32,130)
  Transfer payments from (to) other Accounts                          4,960,660
  Transfer payments from (to) Fixed Account and other Funds             754,789
                                                                  ______________
  Increase in net assets derived from principal transactions         14,016,547
                                                                  ______________
  Total increase                                                     15,774,345
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1995                                     $16,446,948
                                                                  ==============

* Commencement of operations

See accompanying notes.




            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
              STATEMENTS OF CHANGES IN NET ASSETS
 For the period from October 7, 1994* through December 31, 1994 and for the year ended December 31, 1995

                                                                      Total
                                                                      Return
                                                                     Account
                                                                  ______________
NET ASSETS AT OCTOBER 7, 1994*                                               --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           $2,657
  Net realized gain (loss) on investments                                   (37)
  Net unrealized appreciation (depreciation) of investments              (2,441)
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations           179

 Changes from principal transactions:
  Purchase payments                                                     198,999
  Contract distributions and terminations                                    --
  Transfer payments from (to) other Accounts                            125,747
                                                                  ______________
  Increase in net assets derived from principal transactions            324,746
                                                                  ______________
  Total increase                                                        324,925
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1994                                         324,925

INCREASE IN NET ASSETS
 Operations:
  Net investment income                                                 246,476
  Net realized gain on investments                                        6,083
  Net unrealized appreciation (depreciation) of investments           1,034,214
                                                                  ______________
  Net increase in net assets resulting from operations                1,286,773

 Changes from principal transactions:
  Purchase payments                                                   7,285,539
  Contract distributions and terminations                               (72,501)
  Transfer payments from (to) other Accounts                          6,787,996
  Transfer payments from (to) Fixed Account and other Funds             209,110
                                                                  ______________
  Increase in net assets derived from principal transactions         14,210,144
                                                                  ______________
  Total increase                                                     15,496,917
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1995                                     $15,821,842
                                                                  ==============

* Commencement of operations

See accompanying notes.



            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
              STATEMENTS OF CHANGES IN NET ASSETS
 For the period from October 7, 1994* through December 31, 1994 and for the year ended December 31, 1995

                                                                    Advantage
                                                                     Account
                                                                  ______________
NET ASSETS AT OCTOBER 7, 1994*                                               --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           $4,252
  Net realized gain (loss) on investments                                   166
  Net unrealized appreciation (depreciation) of investments              (4,060)
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations           358

 Changes from principal transactions:
  Purchase payments                                                     225,148
  Contract distributions and terminations                                    --
  Transfer payments from (to) other Accounts                            233,518
                                                                  ______________
  Increase in net assets derived from principal transactions            458,666
                                                                  ______________
  Total increase                                                        459,024
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1994                                         459,024

INCREASE IN NET ASSETS
 Operations:
  Net investment income                                                 219,723
  Net realized gain on investments                                       15,065
  Net unrealized appreciation (depreciation) of investments             (96,273)
                                                                  ______________
  Net increase in net assets resulting from operations                  138,515

 Changes from principal transactions:
  Purchase payments                                                   1,956,116
  Contract distributions and terminations                               (15,339)
  Transfer payments from (to) other Accounts                          1,159,684
  Transfer payments from (to) Fixed Account and other Funds              46,237
                                                                  ______________
  Increase in net assets derived from principal transactions          3,146,698
                                                                  ______________
  Total increase                                                      3,285,213
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1995                                      $3,744,237
                                                                  ==============

* Commencement of operations

See accompanying notes.




            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
              STATEMENTS OF CHANGES IN NET ASSETS
 For the period from October 7, 1994* through December 31, 1994 and for the year ended December 31, 1995

                                                                    Government
                                                                    Securities
                                                                     Account
                                                                  ______________
NET ASSETS AT OCTOBER 7, 1994*                                               --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                             $166
  Net realized gain (loss) on investments                                     1
  Net unrealized appreciation (depreciation) of investments                 (84)
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations            83

 Changes from principal transactions:
  Purchase payments                                                      14,453
  Contract distributions and terminations                                    --
  Transfer payments from (to) other Accounts                               (100)
                                                                  ______________
  Increase in net assets derived from principal transactions             14,353
                                                                  ______________
  Total increase                                                         14,436
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1994                                          14,436

INCREASE IN NET ASSETS
 Operations:
  Net investment income                                                  68,044
  Net realized gain on investments                                       57,031
  Net unrealized appreciation (depreciation) of investments             (20,436)
                                                                  ______________
  Net increase in net assets resulting from operations                  104,639

 Changes from principal transactions:
  Purchase payments                                                     932,770
  Contract distributions and terminations                               (17,843)
  Transfer payments from (to) other Accounts                           (357,771)
  Transfer payments from (to) Fixed Account and other Funds             (14,897)
                                                                  ______________
  Increase in net assets derived from principal transactions            542,259
                                                                  ______________
  Total increase                                                        646,898
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1995                                        $661,334
                                                                  ==============

* Commencement of operations

See accompanying notes.



            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
              STATEMENTS OF CHANGES IN NET ASSETS
 For the period from October 7, 1994* through December 31, 1994 and for the year ended December 31, 1995

                                                                  International
                                                                      Stock
                                                                     Account
                                                                  ______________
NET ASSETS AT OCTOBER 7, 1994*                                               --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           $1,275
  Net realized gain (loss) on investments                                   (74)
  Net unrealized appreciation (depreciation) of investments                (877)
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations           324

 Changes from principal transactions:
  Purchase payments                                                     159,544
  Contract distributions and terminations                                   (50)
  Transfer payments from (to) other Accounts                             73,652
                                                                  ______________
  Increase in net assets derived from principal transactions            233,146
                                                                  ______________
  Total increase                                                        233,470
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1994                                         233,470

INCREASE IN NET ASSETS
 Operations:
  Net investment income                                                 190,096
  Net realized gain on investments                                        9,684
  Net unrealized appreciation (depreciation) of investments              79,172
                                                                  ______________
  Net increase in net assets resulting from operations                  278,952

 Changes from principal transactions:
  Purchase payments                                                   2,770,444
  Contract distributions and terminations                               (57,092)
  Transfer payments from (to) other Accounts                          2,444,365
  Transfer payments from (to) Fixed Account and other Funds              48,631
                                                                  ______________
  Increase in net assets derived from principal transactions          5,206,348
                                                                  ______________
  Total increase                                                      5,485,300
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1995                                      $5,718,770
                                                                  ==============

* Commencement of operations

See accompanying notes.



            EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                       SEPARATE ACCOUNT A
              STATEMENTS OF CHANGES IN NET ASSETS
 For the period from October 7, 1994* through December 31, 1994 and for the year ended December 31, 1995

                                                                    Short-Term
                                                                       Bond
                                                                     Account
                                                                  ______________
NET ASSETS AT OCTOBER 7, 1994*                                               --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                             $129
  Net realized gain (loss) on investments                                     2
  Net unrealized appreciation (depreciation) of investments                (127)
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations             4

 Changes from principal transactions:
  Purchase payments                                                      11,675
  Contract distributions and terminations                                    --
  Transfer payments from (to) other Accounts                               (100)
                                                                  ______________
  Increase in net assets derived from principal transactions             11,575
                                                                  ______________
  Total increase                                                         11,579
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1994                                          11,579

INCREASE IN NET ASSETS
 Operations:
  Net investment income                                                  25,061
  Net realized gain on investments                                       11,985
  Net unrealized appreciation (depreciation) of investments              (9,796)
                                                                  ______________
  Net increase in net assets resulting from operations                   27,250

 Changes from principal transactions:
  Purchase payments                                                     431,525
  Contract distributions and terminations                                (9,551)
  Transfer payments from (to) other Accounts                           (140,954)
  Transfer payments from (to) Fixed Account and other Funds              31,762
                                                                  ______________
  Increase in net assets derived from principal transactions            312,782
                                                                  ______________
  Total increase                                                        340,032
                                                                  ______________
NET ASSETS AT DECEMBER 31, 1995                                        $351,611
                                                                  ==============

* Commencement of operations

See accompanying notes.



              EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                        SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS
                        December 31, 1995


NOTE 1 -  INVESTMENT AND ACCOUNTING POLICIES
Equitable Life Insurance Company of Iowa Separate Account A was organized by Equitable Life Insurance Company of Iowa (the "Company") in accordance with the provisions of Iowa Insurance laws and is a part of the total operations of the Company. The assets and liabilities of the Equitable Life Insurance Company of Iowa Separate Account A are clearly identified and distinguished from the other assets and liabilities of the Company. Equitable Life Insurance Company of Iowa Separate Account A commenced operations on October 7, 1994 with the initial sale of contract units to contract owners. Investments are stated at the closing net asset values per share on December 31, 1995.

Equitable Life Insurance Company of Iowa Separate Account A consists of fourteen investment accounts, ten of which (the Money Market, Mortgage-Backed Securities, International Fixed Income, OTC, Research, Total Return, Advantage, Government Securities, International Stock and Short-Term Bond) are invested in specified portfolios of the Equi-Select Series Trust, an open-end series management investment company under the Investment Company Act of 1940, as directed by eligible contract owners. Activity in these ten investment accounts is available to contract owners of the Equi-Select Variable Annuity product. Effective September 22, 1995, contract owners could no longer purchase or transfer funds to the Government Securities or Short-Term Bond Accounts.

The remaining four investment accounts are invested in specified portfolios of the Smith Barney/Travelers Series Fund Inc. These four investment accounts and the Research Account, which invests in the Equi-Select Series Trust, are available to contract owners of the PrimElite Variable Annuity product.

The financial statements included herein present only those investment accounts available to contract owners of the Equi-Select Variable Annuity product. The financial statements of the remaining investment accounts and the Research Account available to contract owners of the PrimElite Variable Annuity product are presented separately.

The average cost method is used to determine realized gains and losses. Dividends are taken into income on an accrual basis as of the ex-dividend date.

NOTE 2 -  EXPENSES
The Company is compensated for mortality and expense risks and administrative costs by a charge equivalent to an annual rate of 1.25% and 0.15%, respectively, of the total net assets of each Account. These charges amounted to $348,739 and $42,078, respectively, for the year ended December 31, 1995 ($3,241 and $391, respectively, for the period ended December 31, 1994).

An annual contract charge of $30 is deducted on each contract anniversary prior to the maturity date, upon full withdrawal of a contract's value or upon commencement of annuity payments if such withdrawal is made or annuity payments commence on a date other than the contract anniversary. During 1995, annual contract charges amounted to $2,806. No annual contract charges were assessed in 1994.

NOTE 2 - EXPENSES (continued)
A transfer charge computed as the lesser of 2% of the contract value transferred or $25 will be imposed on each transfer between Accounts in excess of twelve in any one calendar year. A withdrawal charge may be imposed in the event of withdrawal of any portion of the contract value or upon annuitization. The withdrawal charge is 8% of the amount withdrawn prior to the first anniversary of the purchase payment and reduces by 1% at each subsequent purchase payment anniversary.

NOTE 3 - FEDERAL INCOME TAXES
Operations of the Equitable Life Insurance Company of Iowa Separate Account A form a part of the operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to operations of Equitable Life Insurance Company of Iowa Separate Account A.

NOTE 4 - PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                                             Period From
                                  Year Ended              October 7, 1994 to
                               December 31, 1995          December 31, 1994
                            _________________________  _________________________
                             Purchases      Sales       Purchases      Sales
                            ____________ ____________  ____________ ____________
Money Market Portfolio      $18,116,828  $12,751,952      $759,639     $415,821
Mortgage-Backed Securities
 Portfolio                    4,186,979       33,921        29,782        1,060
International Fixed
 Income Portfolio             3,461,113      111,334        52,990        1,785
OTC Portfolio                 8,736,489      410,391       654,619        1,662
Research Portfolio           14,168,762      230,594       687,042           69
Total Return Portfolio       14,267,685      137,651       325,895        1,348
Advantage Portfolio           3,718,744      592,976       535,350       76,801
Government Securities
 Portfolio                    1,537,791    1,005,281        14,453          108
International Stock
 Portfolio                    5,388,124      218,038       234,384        1,382
Short-Term Bond Portfolio       683,300      374,720        11,675          104
















NOTE 5 - SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Transactions in units were as follows:

                                                              Period From
                                 Year Ended                October 7, 1994 to
                               December 31, 1995            December 31, 1994
                            _________________________  _________________________
                             Purchases      Sales       Purchases      Sales
                            ____________ ____________  ____________ ____________
Money Market Account          2,969,444    2,454,999       101,861       67,539
Mortgage-Backed Securities
 Account                        380,372        3,227         2,896           10
International Fixed
 Income Account                 309,796        3,205         5,135           37
OTC Account                     705,565        9,749        63,781           --
Research Account              1,196,506        9,931        69,182            5
Total Return Account          1,315,204       35,745        33,106           --
Advantage Account               359,214       59,955        53,240        7,724
Government Securities
 Account                        224,515      169,685         1,438           10
International Stock
 Account                        535,682       17,774        23,667            5
Short-Term Bond Account          65,845       34,954         1,151           10


































NOTE 6 - NET ASSETS

Net assets at December 31, 1995 consisted of the following:

                                          Mortgage-   International
                              Money        Backed        Fixed
                              Market     Securities      Income         OTC
                             Account       Account      Account       Account
                           ____________ _____________ ____________ _____________
Unit transactions           $5,708,819    $4,200,698   $3,415,456    $9,076,800
Accumulated net
 investment income              23,402       217,066      150,213       932,357
Net unrealized appreciation
 (depreciation) of
 investments                        --       (78,244)      33,898        27,540
                           ____________ _____________ ____________ _____________
                            $5,732,221    $4,339,520   $3,599,567   $10,036,697
                           ============ ============= ============ =============

                                            Total
                             Research      Return      Advantage
                             Account       Account      Account
                           ____________ _____________ ____________
Unit transactions          $14,724,226   $14,542,050   $3,620,601
Accumulated net
 investment income             194,829       248,019      223,969
Net unrealized appreciation
 (depreciation) of
 investments                 1,527,893     1,031,773     (100,333)
                           ____________ _____________ ____________
                           $16,446,948   $15,821,842   $3,744,237
                           ============ ============= ============

                            Government  International  Short-Term
                            Securities      Stock         Bond
                             Account       Account      Account
                           ____________ _____________ ____________
Unit transactions             $636,052    $5,450,703     $343,325
Accumulated net
 investment income              45,802       189,772       18,209
Net unrealized appreciation
 (depreciation) of
 investments                   (20,520)       78,295       (9,923)
                           ____________ _____________ ____________
                              $661,334    $5,718,770     $351,611
                           ============ ============= ============





            Report of Independent Auditors






TO THE CONTRACTHOLDERS AND TRUSTEES
EQUI-SELECT SERIES TRUST


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equi-
Select Series Trust (the "Trust") (comprising, respectively, the Money Market, Mortgage-Backed Securities, International
Fixed Income, OTC, Research, Total Return, Advantage, Government Securities, International Stock, and Short-Term Bond Portfolios) as of December 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Equi-Select Series Trust at December 31, 1995, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                     /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 1996






                         EQUI-SELECT SERIES TRUST
                          MONEY MARKET PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                      Principal
Security Description                                   Amount      Value
____________________                                  _________  __________
U.S. GOVERNMENT AGENCY SECURITIES - 86.4%
  Government Agency - 86.4%
   Federal Farm Credit Bank Discount Note,
     5.540%, 02/13/1996                               $500,000   $  496,691
     5.470%, 03/01/1996                                445,000      440,943
   Federal Home Loan Bank Discount Note
     5.570%, 01/29/1996                                485,000      482,899
     5.490%, 02/20/1996                                500,000      496,187
   Federal Home Loan Mortgage Discount Note
     5.470%, 01/10/1996                                600,000      599,179
     5.320%, 03/18/1996                                690,000      682,149
   Federal National Mortgage Association Discount Note
     5.530%, 01/25/1996                                510,000      508,120
     5.480%, 02/28/1996                                500,000      495,586
   Tennessee Valley Authority Discount Note
     5.550%, 01/18/1996                                250,000      249,345
     5.590%, 01/18/1996                                510,000      508,654
                                                                 __________

   TOTAL U.S. GOVERNMENT
   AGENCY SECURITIES -(Cost $4,959,753)                           4,959,753

SHORT TERM INVESTMENTS - 15.2%
  Repurchase Agreement - 15.2%
   Agreement with First Boston, dated 12/29/1995,
   bearing 5.500%, to be repurchased at $873,534
   on 01/02/1996 (secured  by $870,000 par value
   U.S. Treasury Note, 5.75%, due 10/31/00,
   with a value of $898,233)                           873,000      873,000
                                                                 __________
   TOTAL SHORT TERM INVESTMENTS
   - (Cost $873,000)                                                873,000
                                                                 __________

TOTAL INVESTMENTS AT AMORTIZED
COST AND VALUE - 101.6%                                           5,832,753
OTHER ASSETS LESS LIABILITIES - (1.6)%                              (90,489)
                                                                 __________
NET ASSETS -  100.0%                                             $5,742,264
                                                                 ==========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

See accompanying notes.




                         EQUI-SELECT SERIES TRUST
                   MORTGAGE-BACKED SECURITIES PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                      Principal
Security Description                                   Amount      Value
____________________                                  _________  __________
U.S. GOVERNMENT AND AGENCY SECURITIES - 96.0%
  Collateralized Mortgage Obligations - 8.2%
   Country Wide Funding Corporation,
   Mortgage Certificate 1995-4, Class A-4
     7.500%, 11/25/2025                               $700,000   $  708,969

  Mortgage-Backed Obligations - 75.4%
   Federal Home Loan Bank Consolidated
   Discount Note
     5.450%, 01/08/1996                                400,000      399,576
   Federal Home Loan Bank,
     7.000%, 10/01/2010                                992,898    1,011,823
     7.000%, 06/01/2024                                 75,255       75,937
     7.000%, 07/01/2024                                211,439      213,355
     7.000%, 08/01/2024                                742,873      749,603
   Federal National Mortgage Association
     6.500%, 01/01/2024                                434,460      429,299
     6.500%, 02/01/2024                                386,894      382,298
     6.500%, 06/01/2024                                234,842      232,052
     8.000%, 04/01/2025                                507,213      525,280
   Government National Mortgage Association
     6.000%, 12/15/2008                                279,194      277,186
     6.000%, 01/15/2009                                282,993      280,958
     8.000%, 05/15/2017                                606,848      637,846
     8.000%, 06/15/2017                                225,123      236,622
     8.000%, 07/15/2017                                112,763      118,523
     7.500%, 01/15/2024                                425,357      437,586
     7.000%, 08/15/2025                                508,374      512,502
                                                                 __________
                                                                  6,520,446
  U.S. Government - 12.4%
   United States Treasury Bond
     11.625%, 11/15/2004                               760,000    1,075,635
                                                                 __________

   TOTAL U.S. GOVERNMENT
    AND AGENCY SECURITIES - (Cost $7,928,346)                     8,305,050



See accompanying notes.








                         EQUI-SELECT SERIES TRUST
                   MORTGAGE-BACKED SECURITIES PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                      Principal
Security Description                                   Amount      Value
____________________                                  _________  __________
SHORT TERM INVESTMENTS - 9.1%
  Repurchase Agreement - 6.1%
   Agreement with First Boston, dated 12/29/1995,
   bearing 5.500%, to be repurchased at $532,325
   on 01/02/96 (secured by $530,000 par value U.S.
   Treasury Note, 5.75%, due 10/31/00,
   with a value of $547,199)                          $532,000   $  532,000

  Investment Company - 3.0%
   Merrill Lynch Governmental Fund
     5.500% *                                          258,528      258,528
                                                                 __________

   TOTAL SHORT TERM INVESTMENTS
    - (Cost $790,528)                                               790,528
                                                                 __________

TOTAL INVESTMENTS - (Cost $8,718,874) - 105.1%                    9,095,578
OTHER ASSETS LESS LIABILITIES - (5.1)%                             (440,200)
                                                                 __________
NET ASSETS -  100.0%                                             $8,655,378
                                                                 ==========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*The interest rate shown reflects the rate in effect on December 31, 1995.





See accompanying notes.
















                         EQUI-SELECT SERIES TRUST
                   INTERNATIONAL FIXED INCOME PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                  Principal
Security Description                               Amount          Value
____________________                              _________      __________
GOVERNMENT BONDS -94.4%
  Canada - 4.4% (CAD)
   Government of Canada
     7.500%, 09/01/2000                            $  500,000    $  379,897

  Denmark - 4.3% (DKK)
   Kingdom of Denmark
     6.000%, 12/10/1999                             2,000,000       363,332

  France - 9.2% (FFR)
   Government of France
     7.000%, 10/12/2000                             2,000,000       426,996
   Obligation Assimilable du Tresor
     5.500%, 04/25/2004                             1,900,000       361,997
                                                                 __________
                                                                    788,993
  Germany - 13.3% (DEM)
   Bundesrepublik,
     6.750%, 07/15/2004                             1,150,000       842,158
   Treuhandanstalt,
     6.125%, 06/25/1998                               400,000       292,088
                                                                 __________
                                                                  1,134,246
  Italy - 5.0% (ITL)
   Buoni Del Tesoro Poliennali,
     8.500%, 08/01/1999                           400,000,000       238,948
   Republic of Italy
     10.500%, 04/01/2000                          300,000,000       190,394
                                                                 __________
                                                                    429,342
  Japan - 5.8% (JPY)
   Japan Government,
     3.400%, 03/22/2004                            50,000,000       499,080

  Netherlands - 3.5% (NLG)
   State of Netherlands,
     7.000%, 08/15/1999                               450,000       301,178

  Spain - 5.1% (ESP)
   Government of Spain,
     10.900%, 08/30/2003                           50,000,000       438,335

  Sweden - 3.8% (SEK)
   Kingdom of Sweden,
     11.000%, 01/21/1999                            1,000,000       162,101
     10.250%, 05/05/2000                            1,000,000       161,769
                                                                 __________
                                                                    323,870

See accompanying notes.
                         EQUI-SELECT SERIES TRUST
                   INTERNATIONAL FIXED INCOME PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                  Principal
Security Description                               Amount          Value
____________________                              _________      __________
  United Kingdom - 8.2% (GBP)
   U.K. Treasury,
     7.000%, 11/06/2001                           $   450,000    $  699,523

  United States -31.8% (USD)
   United States Treasury Note,
     6.500%, 09/30/1996                               500,000       504,297
     7.125%, 09/30/1999                               750,000       795,117
     6.125%, 09/30/2000                               300,000       309,094
     7.250%, 08/15/2004                             1,000,000     1,112,500
                                                                 __________
                                                                  2,721,008
                                                                 __________
   TOTAL GOVERNMENT BONDS
   - (Cost $7,528,835)                                            8,078,804


SHORT TERM INVESTMENTS - 8.4%
  Repurchase Agreement - 8.4%
   Agreement with State Street Bank and Trust
   Company, dated 12/29/1995, bearing 4.250%,
   to be repurchased at $715,338 on 01/02/1996
   (secured by $450,000 par value U.S. Treasury
   Note, 11.25%, due 2/15/15, with a value of
   $737,233)                                           715,000      715,000

                                                                 __________
   TOTAL SHORT TERM INVESTMENTS
   - (Cost $715,000)                                                715,000
                                                                 __________

TOTAL INVESTMENTS - (Cost $8,243,835) - 102.8%                    8,793,804
OTHER ASSETS LESS LIABILITIES - (2.8)%                             (237,551)
                                                                 __________
NET ASSETS -  100.0%                                             $8,556,253
                                                                 ==========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.




See accompanying notes.





                         EQUI-SELECT SERIES TRUST
                               OTC PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS - 101.9%
  Auto Parts - 0.7%
   Autozone Incorporated (a)                          2,100      $  60,638

  Beverages - 0.0%
   Petes Brewing Company (a)                            100          1,400

  Business Machines - 0.3%
   Exabyte Corporation (a)                            2,000         29,250

  Business Services - 1.1%
   Acclaim Entertainment Incorporated  (a)            8,000         99,000
   Transaction Systems Architects
    Incorporated(a)                                     100          3,375
                                                                 _________
                                                                   102,375
  Chemicals - 0.2%
   Carbide/Graphite Group Incorporated  (a)             100          1,438
   Methanex Corporation (a)                           2,000         14,625
                                                                 _________
                                                                    16,063
  Commercial Services - 2.2%
   Central Parking Corporation                          100          2,875
   Franklin Quest Company (a)                        10,000        195,000
   Learning Tree International Incorporated (a)         100          1,563
   Meta Group Incorporated (a)                          100          3,062
                                                                 _________
                                                                   202,500
  Computer Software - 12.0%
   Arbor Software Corporation (a)                       100          4,725
   Autodesk Incorporated                              4,100        140,425
   Citrix Systems Incorporated (a)                      100          3,250
   Computron Software Incorporated (a)                  100          1,800
   Cooper & Chyan Technology Incorporated (a)           100          1,575
   Corestaff Incorporated (a)                           100          3,650
   Electronic Arts (a)                               13,000        339,625
   HPR Incorporated (a)                                 100          3,012
   IDX Systems Corporation (a)                          100          3,475
   Insignia Solutions Plc ADR (a)                       100          1,175
   Logic Works Incorporated (a)                         200          2,500
   Meta Software Incorporated (a)                       100          1,675
   Microsoft Corporation (a)                          3,600        315,900
   Network Appliance Incorporated (a)                   100          4,012
   Novadigm Incorporated (a)                            100          2,838
   Objective Systems Integrators Incorporated (a)       100          5,475
   On Technology Corporation (a)                        100          1,300
   Ross Technology Incorporated (a)                     100            975

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                               OTC PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY
INTERESTS (CONTINUED)
  Computer Software (continued)
   Scopus Technology (a)                                100      $   2,525
   Smith Micro Software Incorporated (a)                100            675
   Spectrum Holobyte Incorporated (a)                36,400        236,600
   Sync Research Incorporated (a)                       100          4,525
   Vantive Corporation (a)                              100          2,250
                                                                 _________
                                                                 1,083,962
  Computer Software - Systems - 11.8%
   Aspen Technology Incorporated (a)                    400         13,500
   BMC Software Incorporated (a)                      6,100        260,775
   Computational Systems Incorporated (a)               100          1,550
   Compuware Corporation (a)                          6,600        122,100
   Oracle Systems Corporation (a)                     5,250        222,469
   Sierra On-line Incorporated (a)                    2,000         57,500
   Sybase Incorporated (a)                           10,800        388,800
                                                                 _________
                                                                 1,066,694
  Consumer Goods & Services - 0.0%
   Sola International Incorporated (a)                  100          2,525

  Cosmetics & Toiletries - 0.0%
   Lauder Estee Companies Incorporated (a)              100          3,488

  Domestic Oil - 0.1%
   Lomak Petroleum Incorporated                         600          5,850

  Drugs & Health Care Services - 21.5%
   Beverly Enterprises Incorporated (a)               8,800         93,500
   Community Health Systems Incorporated (a)            500         17,813
   Healthwise America Incorporated (a)                2,800        109,200
   Integrated Health Services Incorporated              500         12,500
   Mariner Health Group Incorporated (a)             18,300        306,525
   Mid Atlantic Medical Services Incorporated (a)    19,400        470,450
   Oxford Health Plans Incorporated (a)                 700         51,712
   Pacificare Health Systems Incorporated,
    Class A (a)                                       3,900        339,300
   Pacificare Health Systems Incorporated,
    Class B (a)                                       3,000        261,000
   Physician Corporation America (a)                  5,000         85,000
   United Dental Care Incorporated (a)                  100          4,125
   United Healthcare Corporation                      3,000        196,500
                                                                 _________
                                                                 1,947,625

See accompanying notes.


                         EQUI-SELECT SERIES TRUST
                               OTC PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Electronics - 1.9%
   Accom Incorporated (a)                               100      $     650
   Intel Corporation                                  3,000        170,250
   Thermospectra Corporation (a)                        100          1,562
                                                                 _________
                                                                   172,462
  Entertainment - 9.2%
   Casino America Incorporated (a)                    8,900         54,513
   Harrahs Entertainment Incorporated (a)             7,700        186,725
   Showboat, Inc                                     12,900        340,237
   Starsight Telecast Incorporated (a)               52,100        253,987
                                                                 _________
                                                                   835,462
  Financial Services - 1.4%
   Jayhawk Acceptance Corporation (a)                   100            912
   Meridian Bancorp Incorporated                      2,000         93,000
   Sphere Drake Holdings Ltd.                         2,500         35,000
                                                                 _________
                                                                   128,912
  Gas Exploration - 0.3%
   Apache Corporation                                   500         14,750
   Snyder Oil Corporation                               750          9,094
                                                                 _________
                                                                    23,844
  Household Products - 0.0%
   USA Detergents Incorporated (a)                      100          2,350

  Insurance - 0.1%
   Amerin Corporation (a)                               300          8,025

  Leisure Time - 2.1%
   Argosy Gaming Corporation (a)                     25,000        190,625

  Lodging - 0.5%
   Bristol Hotel Company (a)                            100          2,438
   Extended Stay America Incorporated (a)               100          2,750
   Promus Hotel Corporation (a)                       1,600         35,600
                                                                 _________
                                                                    40,788
  Machine Diversified - 1.1%
   Agco Corporation                                   2,000        102,000

  Medical & Health Products - 6.0%
   Uromed Corporation (a)                            26,800        345,050
   Zoll Medical Corporation (a)                      22,000        198,000
                                                                 _________
                                                                   543,050

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                               OTC PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Medical Supplies - 5.4%
   Medisense Incorporated (a)                        15,500      $ 490,187
   Neuromedical Systems Incorporated (a)                100          2,013
                                                                 _________
                                                                   492,200
  Mining - 0.3%
   Southern Africa Minerals Corporation (a)          43,400         27,016

  Publishing - 0.0%
   Desktop Data Incorporated (a)                        100          2,450

  Retail - 1.9%
   Corporate Express Incorporated (a)                   800         24,100
   Eastbay Incorporated (a)                             300          5,925
   Henry Schein Incorporated (a)                        100          2,950
   MSC Industrial Direct Incorporated (a)               100          2,750
   Office Depot Incorporated (a)                      6,800        134,300
                                                                 _________
                                                                   170,025
  Semiconducters - 3.6%
   ESS Technology Incorporated (a)                      100          2,300
   LSI Logic Corporation (a)                          5,000        163,750
   National Semiconductor Corporation (a)             7,000        155,750
                                                                 _________
                                                                   321,800
  Steel - 2.1%
   J & L Specialty Steel Incorporated                10,000        187,500

  Telecommunications - 10.9%
   Airtouch Communications (a)                        4,000        113,000
   Cisco Systems Incorporated (a)                     2,000        149,250
   Rogers Cantel Mobile Incorporated,
    Class B (a)                                      19,000        503,500
   Rogers Communications Incorporated,
    Class B (a)                                      12,200        136,335
   Tellabs Incorporated (a)                           2,300         85,100
                                                                 _________
                                                                   987,185
  Telephone - 4.3%
   MCI Communications Corporation                    15,000        391,875
   Telephone Save Holdings Incorporated (a)             100          1,387
                                                                 _________
                                                                   393,262
  Transportation - 0.9%
   Wisconsin Central Transportation Corporation (a)   1,200         78,900
                                                                 _________
   TOTAL COMMON STOCK AND OTHER
    EQUITY INTERESTS - (Cost $8,926,365)                         9,230,226

See accompanying notes.
                         EQUI-SELECT SERIES TRUST
                               OTC PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
CORPORATE BONDS AND NOTES - 0.1%
  Computer Software - 0.1%
   Spectrum Holobyte Incorporated, Subordinated
   Note Convertible 144A *
     6.500%, 09/15/2002                               10,000     $   7,300
                                                                 _________
   TOTAL CORPORATE BONDS
     AND NOTES - (Cost $10,000)                                      7,300

WARRANTS - 0.0%
  Broadcasting - 0.0%
   American Media Incorporated                        41,700         1,303
                                                                 _________
   TOTAL WARRANTS - (Cost $21,501)                                   1,303

SHORT TERM INVESTMENTS - 8.3%
  Federal Agencies - 8.3%
   Federal Home Loan Mortgage Discount Notes
     5.750%, 01/02/1996                              750,000       749,880
                                                                __________
   TOTAL SHORT TERM INVESTMENTS
   - (Cost $749,880)                                               749,880
                                                                __________

TOTAL INVESTMENTS - (Cost $9,707,746) - 110.3%                   9,988,709
OTHER ASSETS LESS LIABILITIES - (10.3)%                           (934,087)
                                                                __________
NET ASSETS -  100.0%                                            $9,054,622
                                                                ==========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.

ADR - American Depository Receipts.

See accompanying notes.








                         EQUI-SELECT SERIES TRUST
                            RESEARCH PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS - 96.0%
  Aerospace - 4.8%
   General Dynamics Corporation                       2,800      $  165,550
   Lockheed Martin Corporation                        2,400         189,600
   McDonnell Douglas Corporation                      3,600         331,200
   United Technologies Corporation                      900          85,387
                                                                 __________
                                                                    771,737
  Banks - 2.4%
   Baybanks Incorporated (a)                          1,300         127,725
   Chase Manhattan Corporation                        3,000         181,875
   Northern Trust Corporation                         1,400          78,400
                                                                 __________
                                                                    388,000
  Broadcasting - 0.4%
   Heritage Media Corporation                         2,700          69,188

  Business Services - 1.6%
   Ceridian Corporation (a)                           4,300         177,375
   Interim Services Incorporated (a)                  1,200          41,700
   Technology Solutions Company (a)                   1,900          37,050
                                                                 __________
                                                                    256,125
  Chemicals - 1.9%
   Air Products & Chemicals Incorporated              1,700          89,675
   Hanna M.A. Company                                 1,700          47,600
   Uniroyal Chemical Corporation (a)                  7,100          58,575
   W. R. Grace & Company                              1,900         112,338
                                                                 __________
                                                                    308,188
  Computers & Business Equipment - 0.9%
   International Business Machines                    1,500         137,625

  Computer Software - 0.6%
   Amisys Managed Care Systems Incorporated (a)       5,200          98,800

  Computer Software - Systems - 3.9%
   Affiliated Computer Services Incorporated,
    Class A (a)                                       1,800          67,500
   BMC Software Incorporated (a)                      2,500         106,875
   Cabletron Systems Incorporated (a)                 2,700         218,700
   Compaq Computer Corporation (a)                    2,400         115,200
   Sybase Incorporated (a)                            3,300         118,800
                                                                 __________
                                                                    627,075
  Conglomerates - 0.4%
   Lasalle Re Holdings Limited (a)                    2,800          64,050

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                            RESEARCH PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Consumer Goods & Services - 10.4%
   Colgate Palmolive Company                          3,500      $  245,875
   Duracell International Incorporated                3,700         191,475
   Gillette Company                                   3,900         203,287
   Nike Incorporated                                  3,200         222,800
   Philip Morris Companies Incorporated               2,700         244,350
   Procter & Gamble Company                           3,000         249,000
   Service Corp International                         3,100         136,400
   Stanley Works                                      3,700         190,550
                                                                 __________
                                                                  1,683,737
  Containers & Glass - 0.8%
   Intertape Polymer Group Incorporated               4,300         134,913

  Domestic Oil - 2.5%
   Coastal Corporation                                4,700         175,075
   Mobil Corporation                                  2,000         224,000
                                                                 __________
                                                                    399,075
  Drugs & Health Care Services - 7.9%
   Astra Ab (a)                                       5,700         225,778
   Community Health Systems Incorporated (a)          2,800          99,750
   Living Centers of America Incorporated (a)         1,900          66,500
   Mariner Health Group Incorporated (a)              1,000          16,625
   Pacificare Health Systems Incorporated (a)           100           8,700
   Pacificare Health Systems Incorporated,
    Class B (a)                                       1,600         139,200
   St Jude Medical Incorporated (a)                   4,250         182,750
   United Healthcare Corporation                      4,100         268,550
   Uromed Corporation (a)                            19,300         248,488
   Zoll Medical Corporation (a)                       3,300          29,700
                                                                 __________
                                                                  1,286,041
  Electronics - 5.2%
   ESS Technology Incorporated (a)                      100           2,300
   Intel Corporation                                  4,600         261,050
   Loral Corporation                                  8,300         293,612
   LSI Logic Corp (a)                                 1,200          39,300
   National Semiconductor Corporation (a)             2,900          64,525
   Xilinx Incorporated (a)                            5,800         176,900
                                                                 __________
                                                                    837,687
  Entertainment - 2.2%
   Aztar Corporation (a)                             20,300         162,400
   Harrahs Entertainment Incorporated (a)             5,600         135,800
   Showboat, Inc.                                     2,200          58,025
                                                                 __________
                                                                    356,225

See accompanying notes.
                         EQUI-SELECT SERIES TRUST
                            RESEARCH PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Environmental Control - 1.2%
   Tomra Systems As (a)                               1,300      $   10,262
   WMX Technologies Incorporated                      6,100         182,237
                                                                 __________
                                                                    192,499
  Finance - 0.6%
   Federal Home Loan Mortgage Corporation             1,100          91,850

  Financial Services - 2.3%
   Advanta Corporation, Class B                       2,900         105,488
   First Interstate Bancorp                           1,000         136,500
   Integra Financial Corporation                      2,000         126,000
                                                                 __________
                                                                    367,988
  Food & Beverages - 2.7%
   Kellogg Company                                    1,900         146,775
   Pepsico Incorporated                               3,600         201,150
   Universal Foods Corporation                        2,400          96,300
                                                                 __________
                                                                    444,225
  Food Processing - 2.2%
   Campbell Soup Company                              2,900         174,000
   Nabisco Holdings Corporation                       5,400         176,175
                                                                 __________
                                                                    350,175
  Forest Products - 1.9%
   Fort Howard Corporation New (a)                    1,700          38,250
   Kimberly Clark Corporation                         3,300         273,075
                                                                 __________
                                                                    311,325
  Gas Exploration - 1.6%
   Enron Corporation                                  3,900         148,687
   Union Pacific Resources Group Incorporated         4,100         104,038
                                                                 __________
                                                                    252,725
  Hotels & Restaurants - 0.7%
   Quantum Restaurant Group Incorporated (a)            600           6,750
   Sonic Corporation (a)                              5,750         109,250
                                                                 __________
                                                                    116,000
  Industrial Machinery - 3.1%
   Agco Corporation                                   4,000         204,000
   Case Corporation                                   6,500         297,375
                                                                 __________
                                                                    501,375

See accompanying notes.


                         EQUI-SELECT SERIES TRUST
                            RESEARCH PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Insurance - 7.7%
   Aflac Incorporated                                 2,400      $  104,100
   American Re Corporation                            2,000          81,750
   Amerin Corporation (a)                             2,500          66,875
   Cigna Corporation                                  1,600         165,200
   GCR Holdings Limited (a)                           3,300          74,250
   MBIA Incorporated                                  2,200         165,000
   Penncorp Financial Group Incorporated              9,100         267,312
   Prudential Reinsurance Holdings Incorporated       5,300         123,888
   Sphere Drake Holdings Ltd.                         5,100          71,400
   Travelers Incorporated                             2,100         132,037
                                                                 __________
                                                                  1,251,812
  Lodging - 0.9%
   HFS Incorporated                                   1,000          81,750
   Promus Hotel Corporation (a)                       2,850          63,413
                                                                 __________
                                                                    145,163
  Medical Supplies - 2.8%
   Medisense Incorporated (a)                        11,100         351,037
   Neuromedical Systems Incorporated                  5,300         106,663
                                                                 __________
                                                                    457,700
  Miscellaneous - 0.6%
   Tv Francaise                                         900          96,488

  Newspapers - 0.9%
   New Straits Times                                 45,000         150,608

  Oil & Gas - 0.3%
   Seacor Holdings Incorporated (a)                   1,900          51,300

  Paper - 0.3%
   Singapore Press Hd                                 3,000          53,022

  Pharmaceuticals - 1.1%
   Johnson & Johnson                                    900          77,063
   Pfizer Incorporated                                1,700         107,100
                                                                 __________
                                                                    184,163
  Railroads & Equipment - 2.1%
   CSX Corporation                                    3,400         155,125
   Wisconsin Central Transportation Corporation (a)   2,700         177,525
                                                                 __________
                                                                    332,650

See accompanying notes.


                         EQUI-SELECT SERIES TRUST
                            RESEARCH PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Retail - 6.0%
   Alco Standard Corporation                          3,700      $  168,812
   Circuit City Stores Incorporated                   1,500          41,438
   Giordano International                            44,000          37,556
   Gymboree Corporation (a)                           6,900         142,312
   Hennes & Mauritz                                     900          50,153
   Hollywood Entertainment Corporation (a)            2,600          21,775
   Home Depot Incorporated                            1,900          90,963
   Lowes Cos Incorporated                             2,100          70,350
   Micro Warehouse Incorporated (a)                   3,200         138,400
   Nine West Group Incorporated (a)                     700          26,250
   Office Depot Incorporated (a)                      5,200         102,700
   York International Corporation                     1,600          75,200
                                                                 __________
                                                                    965,909
  Software - 8.4%
   Adobe Systems Incorporated                         2,600         161,200
   Cadence Design Systems Incorporated (a)            6,600         277,200
   Cisco Systems Incorporated (a)                     1,900         141,787
   Computer Associates International Incorporated     2,300         130,813
   Compuware Corporation (a)                          3,500          64,750
   Electronic Arts (a)                                4,600         120,175
   Microsoft Corporation (a)                          2,200         193,050
   Oracle Systems Corporation (a)                     6,500         275,437
                                                                 __________
                                                                  1,364,412
  Telecommunications - 0.4%
   Telephone & Data Systems Incorporated              1,600          63,200

  Toys & Amusements - 1.2%
   Tyco International Ltd                             5,500         195,938

  Utilities - 1.1%
   Ericsson Lm Telephone (a)                          3,400          66,569
   Tele Danmark, ADR                                  2,300          63,537
   Telecom Italia Mobile                             42,800          45,007
                                                                 __________
                                                                    175,113
                                                                 __________

   TOTAL COMMON STOCK AND OTHER
    EQUITY INTERESTS - (Cost $13,848,392)                        15,534,106
                                                                 __________

See accompanying notes.




                         EQUI-SELECT SERIES TRUST
                            RESEARCH PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                      Principal
Security Description                                   Amount      Value
____________________                                 __________  __________
SHORT TERM INVESTMENTS - 5.2%
  Federal Agencies - 5.2%
   Federal Home Loan Mortgage Discount Notes
     5.750%, 01/02/1996                              $ 850,000   $   849,864
                                                                 ___________
   TOTAL SHORT TERM INVESTMENTS - (Cost $849,864)                    849,864
                                                                 ___________

TOTAL INVESTMENTS - (Cost $14,698,256) - 101.2%                   16,383,970
OTHER ASSETS LESS LIABILITIES - (1.2)%                              (198,168)
                                                                 ___________
NET ASSETS -  100.0%                                             $16,185,802
                                                                 ===========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

(a) Non-income producing securities.

ADR - American Depository Receipts.


See accompanying notes.


























                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS - 53.5%
  Aerospace - 2.0%
   Loral Corporation                                  3,600      $   127,350
   Raytheon Company                                   1,800           85,050
   United Technologies Corporation                    1,000           94,875
                                                                 ___________
                                                                     307,275
  Auto Parts - 0.3%
   Dana Corporation                                   1,400           40,950

  Automobiles - 1.1%
   Daimler Benz AG, ADR                                 300           15,263
   Ford Motor Company                                 1,300           37,700
   General Motors Corporation                         2,300          121,612
                                                                 ___________
                                                                     174,575
  Banks - 2.7%
   Bank New York Incorporated                         2,700          131,625
   Bank of Boston Corporation                         1,400           64,750
   Bankamerica Corporation                            1,000           64,750
   Citicorp                                             800           53,800
   Nationsbank Corporation                            1,500          104,437
                                                                 ___________
                                                                     419,362
  Chemicals - 1.0%
   Dow Chemical Company                                 900           63,338
   DuPont, E I De Nemours & Company                   1,200           83,850
                                                                 ___________
                                                                     147,188
  Computers & Business Equipment - 0.6%
   Xerox Corporation                                    700           95,900

  Conglomerates - 1.0%
   Eastern Enterprises                                3,000          105,750
   Textron Incorporated                                 700           47,250
                                                                 ___________
                                                                     153,000
  Consumer Goods & Services - 1.3%
   Avon Products Incorporated                           700           52,763
   Philip Morris Companies Incorporated               1,700          153,850
                                                                 ___________
                                                                     206,613
  Domestic Oil - 0.8%
   USX-Marathon Group                                 6,400          124,800


See accompanying notes.



                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Drugs & Health Care Services - 2.4%
   American Home Products Corporation                 1,300      $   126,100
   Lilly Eli & Company                                2,000          112,500
   National Health Investments Incorporated             300            9,937
   Smithkline Beecham PLC, ADR                        2,200          122,100
                                                                 ___________
                                                                     370,637
  Electrical Equipment - 1.9%
   General Electric Company                           2,100          151,200
   Honeywell Incorporated                             3,100          150,737
                                                                 ___________
                                                                     301,937
  Electric Utilities - 2.9%
   American Electric Power Incorporated               1,300           52,650
   FPL Group Incorporated                             1,100           51,013
   National Power Corporation (a)                     1,700            4,066
   Peco Energy Company                                3,700          111,462
   Pinnacle West Capital Corporation                  1,100           31,625
   Portland General Corporation                       4,000          116,500
   Unicom Corporation                                 2,300           75,325
                                                                 ___________
                                                                     442,641
  Federal Agencies - 0.5%
   Federal Home Loan Mortgage Corporation             1,000           83,500

  Finance  & Banking - 1.6%
   Chase Manhattan Corporation                        2,300          139,437
   Comerica Incorporated                              1,400           56,175
   Fleet Financial Group Incorporated                 1,200           48,900
                                                                 ___________
                                                                     244,512
  Financial Services - 2.5%
   Allstate Corporation                                 834           34,298
   National City Corporation                          4,800          159,000
   Northern Trust Corporation                         1,900          106,400
   Travelers Incorporated                             1,400           88,025
                                                                 ___________
                                                                     387,723
  Food & Beverages - 2.4%
   Anheuser Busch Companies Incorporated                700           46,812
   CPC International Incorporated                       600           41,175
   General Mills Incorporated                         1,800          103,950
   Kellogg Company                                      700           54,075
   McCormick & Company Incorporated                   1,400           33,775
   Pepsico Incorporated                               1,600           89,400
                                                                 ___________
                                                                     369,187

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Forest Products - 0.5%
   Kimberly Clark Corporation                           500      $    41,375
   Weyerhaeuser Company                                 900           38,925
                                                                 ___________
                                                                      80,300
  Gas Exploration - 0.3%
   Occidental Petroleum Corporation                   2,500           53,438

  Gas & Pipeline Utilities - 3.4%
   British Gas PLC, ADR                                 900           35,213
   British Petroleum PLC                              1,300          132,762
   Coastal Corporation                                3,000          111,750
   Pacific Enterprises                                1,700           48,025
   Sonat Incorporated                                 2,400           85,500
   Williams Companies Incorporated                    1,900           83,362
   YPF Sociedad Anonima, ADR                          1,500           32,438
                                                                 ___________
                                                                     529,050
  Household Products - 0.7%
   Colgate Palmolive Company                          1,400           98,350
   Rubbermaid Incorporated                              600           15,300
                                                                 ___________
                                                                     113,650
  Industrials - 0.5%
   Enron Corporation                                  2,000           76,250

  Insurance - 3.7%
   Aetna Life & Casualty Company                      1,300           90,025
   Cigna Corporation                                    900           92,925
   GCR Holdings Limited (a)                             500           11,250
   MBIA Incorporated                                  1,300           97,500
   Prudential Reinsurance Holdings Incorporated       1,900           44,412
   St Paul Companies, Incorporated                    1,200           66,750
   Torchmark Incorporated                             2,600          117,650
   Transport Holdings Incorporated (a)                    1               41
   UNUM Corporation                                     900           49,500
                                                                 ___________
                                                                     570,053
  Machine Diversified - 2.2%
   Deere & Company                                    2,700           95,175
   Ingersoll Rand Company                             2,600           91,325
   Stanley Works                                      1,500           77,250
   York International Corporation                     1,600           75,200
                                                                 ___________
                                                                     338,950
  Manufacturing - 0.5%
   Allied Signal Incorporated                         1,700           80,750

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Medical Supplies - 0.7%
   Baxter International Incorporated                  2,600      $   108,875

  Metals - 0.2%
   Phelps Dodge Corporation                             600           37,350

  Oil & Gas - 0.0%
   Union Pacific Resources Group Incorporated           300            7,613

  Oils - 3.6%
   Amoco Corporation                                  2,100          150,937
   Exxon Corporation                                  1,300          104,163
   Mobil Corporation                                  1,000          112,000
   Royal Dutch Petroleum Company                      1,400          197,575
                                                                 ___________
                                                                     564,675
  Petroleum Services - 1.3%
   Schlumberger Limited                               1,700          117,725
   Ultramar Corporation                               3,100           79,825
                                                                 ___________
                                                                     197,550
  Pharmaceuticals - 0.3%
   Warner Lambert Company                               400           38,850

  Photography - 0.9%
   Eastman Kodak Company                              2,100          140,700

  Pollution Control - 0.5%
   WMX Technologies Incorporated                      2,600           77,675

  Printing - 0.7%
   DeLuxe Corporation                                 1,500           43,500
   Dun & Bradstreet Corporation                         900           58,275
                                                                 ___________
                                                                     101,775
  Railroads & Equipment - 0.5%
   Canadian National Railway Company                  1,200           18,000
   Illinois Central Corporation                       1,400           53,725
                                                                 ___________
                                                                      71,725
  Real Estate - 0.6%
   Beacon Properties Corporation                        500           11,500
   Hospitality Properties Trust                       2,300           61,525
   Meditrust Corporation                                500           17,438
                                                                 ___________
                                                                      90,463

See accompanying notes.


                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Retail - 1.4%
   Dayton Hudson Corporation                            700      $    52,500
   May Department Stores Company                      1,600           67,600
   Sears, Roebuck & Company                           2,400           93,600
                                                                 ___________
                                                                     213,700
  Special Products & Services - 0.3%
   Minnesota Mining & Manufacturing Company             700           46,375

  Telecommunications - 1.7%
   Alcatel Alsthom, ADR                                 500            8,750
   GTE Corporation                                    2,700          118,800
   Nynex Corporation                                  2,100          113,400
   SBC Communications Incorporated                      500           28,750
                                                                 ___________
                                                                     269,700
  Telephone - 2.3%
   Ameritech Corporation                              1,800          106,200
   AT&T Corporation                                   2,200          142,450
   MCI Communications Corporation                     3,900          101,887
                                                                 ___________
                                                                     350,537
  Transportation - 0.8%
   CSX Corporation                                    2,800          127,750

  Utilities - 0.9%
   Frontier Corporation                               3,200           96,000
   Tenneco Incorporated                                 900           44,663
                                                                 ___________
                                                                     140,663
                                                                 ___________
   TOTAL COMMON STOCK AND OTHER
    EQUITY INTERESTS - (Cost $7,345,428)                           8,298,217

                                                     Principal
                                                       Amount
                                                     _________
CORPORATE BONDS AND NOTES - 15.9%
  Aerospace - 0.4%
   Loral Corporation
     8.375%, 06/15/2024                                $40,000        45,933
   Raytheon Company
     7.375%, 07/15/2025                                 20,000        20,831
                                                                 ___________
                                                                      66,764

See accompanying notes.


                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                     Principal
Security Description                                   Amount      Value
____________________                                 __________  __________
CORPORATE BONDS AND NOTES (CONTINUED)
  Airlines - 0.8%
   Delta Air Lines Incorporated
     9.750%, 05/15/2021                              $  50,000   $   61,687
   NWA Trust
     9.250%, 06/21/2014                                  9,754       11,855
   Quantas Airways Limited,
     7.500%, 06/30/2003                                 20,000       20,961
   United Air Lines Incorporated
     10.250%, 07/15/2021                                20,000       25,026
                                                                 __________
                                                                    119,529
  Automobiles - 0.4%
   Ford Motor Company
     7.125%, 11/15/2025                                 30,000       31,165
     7.750%, 06/15/2043                                 30,000       33,418
                                                                 __________
                                                                     64,583
  Banks - 1.2%
   Bankers Trust New York Corporation
     7.500%, 11/15/2015                                100,000      103,503
   BCH Cayman Islands
     8.250%, 06/15/2004                                 40,000       43,936
   Coastal Bancorp Incorporated
     10.000%, 06/30/2002                                20,000       20,200
   Sovereign Bancorp Incorporated
     6.750%, 09/01/2000                                 10,000       10,050
                                                                 __________
                                                                    177,689
  Broadcasting - 0.4%
   Lenfest Communications Incorporated,
     8.375%, 11/01/2005                                 50,000       50,188
   TCI Communications Incorporated
     8.750%, 08/01/2015                                 12,000       13,304
                                                                 __________
                                                                     63,492
  Building Construction - 0.1%
   Owens Corning Fiberglass Corporation,
     8.875%, 06/01/2002                                 10,000       11,202

  Diversified - 1.3%
   ITT Corporation New
     6.750%, 11/15/2005                                200,000      203,900

  Drugs & Health Care Services - 0.1%
   Tenet Healthcare Corporation
     10.125%, 03/01/2005                                10,000       11,125

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                     Principal
Security Description                                   Amount      Value
____________________                                 __________  __________
CORPORATE BONDS AND NOTES (CONTINUED)
  Electric Utilities - 2.3%
   Commonwealth Edison Company
     8.375%, 02/15/2023                              $  80,000   $   86,098
   First PV Funding Corporation
     10.150%, 01/15/2016                                20,000       20,450
   Illinois Power Company
     8.750%, 07/01/2021                                 20,000       21,782
   Long Island Lighting Company
     7.850%, 05/15/1999                                 10,000       10,103
     8.900%, 07/15/2019                                100,000      100,959
     9.625%, 07/01/2024                                 10,000       10,180
   Louisiana Power & Light Company
     10.670%, 01/02/2017                                20,000       21,514
   Midland Funding Corporation II
     11.750%, 07/23/2005                                10,000       10,477
   Ohio Edison Company
     7.375%, 09/15/2002                                 20,000       21,024
   Oryx Energy Company
     10.000%, 04/01/2001                                20,000       22,201
   Texas-New Mexico Power Company,
     9.250%, 09/15/2000                                 20,000       21,423
   Utilicorp United Incorporated
     8.450%, 11/15/1999                                 10,000       10,835
                                                                 __________
                                                                    357,046
  Entertainment - 0.0%
   Time Warner Incorporated,
     7.750%, 06/15/2005                                  7,000        7,287

  Finance & Banking - 0.1%
   Chase Manhattan Corporation,
     8.800%, 02/01/2000                                 10,000       10,326

  Financial Services - 1.6%
   Alex Brown, Incorporated
     7.625%, 08/15/2005                                 60,000       63,774
   Associates Corporation North America
     6.375%, 11/15/2005                                 50,000       50,914
   Goldman Sachs Group 144-A
     6.200%, 12/15/2000 *                               20,000       19,950
   Lehman Brothers Incorporated
     7.125%, 07/15/2002                                 20,000       20,678
   Rhg Finance Corporation
     8.875%, 9/01/2005                                  35,000       36,545
   Riggs National Corporation
     8.500%, 02/01/2006                                 20,000       21,400

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                     Principal
Security Description                                   Amount      Value
____________________                                 __________  __________
CORPORATE BONDS AND NOTES (CONTINUED)
   Salton Sea Funding Corporation, Senior Secured
    Note Series B 144A
     7.370%, 05/30/2005 *                            $  20,000   $   20,715
   Santander Financial Issuances Limited
     7.875%, 04/15/2005                                 10,000       11,038
                                                                 __________
                                                                    245,014
  Food & Beverages - 0.7%
   Anheuser Busch Companies Incorporated
     7.250%, 09/15/2015                                 60,000       63,457
   RJR Nabisco Incorporated
     8.000%, 01/15/2000                                 10,000       10,174
     8.750%, 07/15/2007                                 20,000       20,400
     7.550%, 06/15/2015                                 20,000       20,815
                                                                 __________
                                                                    114,846
  Forest Products - 1.3%
   Canadian Pacific Forest Products Limited
     9.250%, 06/15/2002                                 60,000       67,250
   Georgia Pacific Corporation,
     9.875%, 11/01/2021                                 10,000       11,581
     8.625%, 04/30/2025                                 10,000       11,008
   Laidlaw Incorporated,
     8.750%, 04/15/2025                                 10,000       11,925
   Noranda FST Incorporated
     6.875%, 11/15/2005                                100,000      102,294
                                                                 __________
                                                                    204,058
  Gas Exploration - 0.3%
   Oryx Energy Company,
     9.300%, 05/01/1996                                 20,000       20,195
   Panhandle Eastern Corporation,
     8.625%, 04/15/2025                                 10,000       11,134
   Parker & Parsley Petroleum Company, Shelf
     8.250%, 08/15/2007                                 20,000       21,624
                                                                 __________
                                                                     52,953
  Gas & Pipeline Utilities - 1.4%
   ANR Pipeline Company,
     7.000%, 06/01/2025                                 20,000       21,018
   Coastal Corporation,
     10.375%, 10/01/2000                                60,000       70,121
     7.750%, 10/15/2035                                100,000      103,820
   Northwest Pipeline Corporation
     9.000%, 08/01/2022                                 20,000       22,195
                                                                 __________
                                                                    217,154

See accompanying notes.
                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                     Principal
Security Description                                   Amount      Value
____________________                                 __________  __________
CORPORATE BONDS AND NOTES (CONTINUED)
  Insurance - 0.6%
   Leucadia National Corporation,
     8.250%, 06/15/2005                              $  10,000   $   10,518
   Travelers Group,
     7.875%, 05/15/2025                                 70,000       78,362
                                                                 __________
                                                                     88,880
  Manufacturing - 0.6%
   Fisher Scientific International, Incorporated
     7.125%, 12/15/2005                                100,000      100,158

  Metals - 0.1%
   Asarco Incorporated,
     8.500%, 05/01/2025                                 20,000       22,755

  Oil & Gas - 0.1%
   Noram Energy Corporation
     7.500%, 08/01/2000                                 20,000       20,523

  Other - 0.1%
   Black & Decker Corporation
     8.440%, 11/01/1999                                 10,000       10,873
   Jet Equipment Test, Series 1995 A,
    Class C 144A
     10.690%, 05/01/2015 *                              10,000       11,731
                                                                 __________
                                                                     22,604
  Printing - 0.9%
   News America Holdings Incorporated,
     7.500%, 03/01/2000                                 20,000       21,035
     7.600%, 10/11/2015                                 50,000       51,138
     7.750%, 12/01/2045                                 50,000       50,647
   Valassis Inserts Incorporated,
     9.375%, 03/15/1999                                 10,000       10,092
                                                                 __________
                                                                    132,912
  Real Estate - 0.0%
   Rouse Company
     8.550%, 03/28/2005                                 10,000       11,551

  Retail - 0.2%
   Dayton Hudson Corporation,
     9.000%, 10/01/2021                                 20,000       23,924

  Telecommunications - 0.1%
   Tele Communications Incorporated,
     9.250%, 01/15/2023                                  8,000        8,733

See accompanying notes.
                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                     Principal
Security Description                                   Amount      Value
____________________                                 __________  __________
CORPORATE BONDS AND NOTES (CONTINUED)
  Utilities - 0.8%
   Southern Union Company,
     7.600%, 02/01/2024                              $  20,000   $    20,838
   Tenneco, Incorporated
     6.500%, 12/15/2005                                100,000       100,544
                                                                 ___________
                                                                     121,382
                                                                 ___________
   TOTAL CORPORATE BONDS
   AND NOTES - (Cost $2,399,491)                                   2,480,390

CONVERTIBLE BONDS - 0.9%
  Conglomerates - 0.5%
   ADT Operations Incorporated,
     Zero Coupon, 07/06/2010                           105,000        49,087
   Valhi Incorporated,
     Zero Coupon, 10/20/2007                            68,000        25,840
                                                                 ___________
                                                                      74,927
  Electronics - 0.2%
   Altera Corporation, Convertible 144A
     5.750%, 06/15/2002 *                               25,000        29,219

  Entertainment - 0.1%
   Time Warner, Incorporated
     8.750%, 01/10/2015                                  8,200         8,508

  Real Estate - 0.1%
   Liberty Property Limited Partnership,
     8.000%, 07/01/2001                                 15,000        15,412
                                                                 ___________
   TOTAL CONVERTIBLE BONDS
    - (Cost $112,622)                                                128,066
                                                       Shares
                                                     __________
PREFERRED STOCK - 3.0%
  Automobiles - 0.2%
   General Motors Corporation                              400        29,300

  Environmental Control - 0.4%
   Browning Ferris Industries Incorporated               1,900        59,612

  Financial Services - 0.9%
   Allstate Corporation                                  1,000        41,000
   Sci Finance Llc                                       1,300        96,200
                                                                 ___________
                                                                     137,200

See accompanying notes.
                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                                   Shares      Value
____________________                                 __________  __________
PREFERRED STOCK (CONTINUED)
  Gas Exploration - 0.2%
   Occidental Petroleum Corporation (a)                    500   $    27,750

  Household Products - 0.2%
   Corning Delaware LP                                     500        25,188

  Oil & Gas - 1.0%
   Enron Corporation (a)                                 2,000        48,000
   Unocal Corporation (a)                                2,000       106,750
                                                                 ___________
                                                                     154,750
  Steel - 0.1%
   Alaska Steel Holding Corporation                        600        20,100
                                                                 ___________
TOTAL PREFERRED STOCK- (Cost $433,464)                               453,900
                                                     Principal
                                                       Amount
                                                     _________
FOREIGN GOVERNMENT BOND - 0.1%
  Government Agency - 0.1%
   Ontario Province Canada
     7.000%, 08/04/2005                              $  20,000        21,123
                                                                 ___________
   TOTAL FOREIGN GOVERNMENT BOND
   - (Cost $19,993)                                                   21,123

U.S. GOVERNMENT AND AGENCY
SECURITIES - 12.0%
  Mortgage-Backed Obligations - 1.7%
   Government National Mortgage Association,
    TBA 15 year,
      7.500%, 01/01/1999                               250,000       258,515

  U.S. Treasuries - 10.3%
   United States Treasury Bond
     7.625%, 02/15/2025                                279,000       341,164
     6.875%, 08/15/2025                                100,000       112,781

See accompanying notes.










                         EQUI-SELECT SERIES TRUST
                          TOTAL RETURN PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                     Principal
Security Description                                   Amount      Value
____________________                                 __________  __________
   United States Treasury Note
     6.375%, 01/15/1999                              $ 100,000   $   103,109
     7.125%, 09/30/1999                                 71,000        75,282
     7.500%, 10/31/1999                                 60,000        64,415
     7.750%, 12/31/1999                                100,000       108,516
     6.750%, 04/30/2000                                 20,000        21,047
     6.250%, 08/31/2000                                410,000       424,157
     6.125%, 09/30/2000                                 20,000        20,600
     7.250%, 05/15/2004                                  9,000         9,990
     7.875%, 11/15/2004                                 13,000        15,048
     5.875%, 11/15/2005 #                              300,000       306,750
                                                                 ___________
                                                                   1,602,859
                                                                 ___________
   TOTAL U.S. GOVERNMENT AND
   AGENCY SECURITIES - (Cost $1,808,946)                           1,861,374

SHORT TERM INVESTMENTS - 16.8%
  Federal Agencies - 16.8%
   Federal Home Loan Mortgage Discount Notes
     5.750%, 01/02/1996                              2,600,000     2,599,585
                                                                 ___________
   TOTAL SHORT TERM INVESTMENTS
    - (Cost $2,599,585)                                            2,599,585
                                                                 ___________

TOTAL INVESTMENTS - (Cost $14,719,529) - 102.2%                   15,842,655
OTHER ASSETS LESS LIABILITIES - (2.2)%                              (339,748)
                                                                 ___________
NET ASSETS -  100.0%                                             $15,502,907
                                                                 ===========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.
#Segregated as collateral for TBA securities.
TBA - To Be Announced.
ADR - American Depository Receipts.

See accompanying notes.




                         EQUI-SELECT SERIES TRUST
                            ADVANTAGE PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                  Principal
Security Description                               Amount          Value
____________________                              _________      __________
MORTGAGE PASS-THROUGHS - 29.2%
  Collateralized Mortgage Obligations - 29.2%
   California Federal Bank, A Federal Bank of
   Los Angeles, Variable-Rate Mortgage Pass-Thru
   Certificates, Series 1988 PAL-1, Class A,
    8.659%, 02/25/2018 *                          $   118,984    $  118,686
   First Boston Mortgage Securities Corporation,
   Certificate Series 1992-4, Class A-5 Note
   (I/O),
    0.625%, 10/25/2022                             21,423,304       150,606
   First Boston Mortgage Securities Corporation
   Variable Rate Mortgage Pass-Thru Certificates,
   Series 1994-MHC1, Class C,
    6.975%, 04/25/2011 *                              180,000       179,775
   Green Tree Securitized Net Interest, Series
   1995-A Certificate,
    7.250%, 07/15/2005                                217,771       220,629
   Morgan Stanley Capital 1 Incorporated, Series
   86 C Class C 4,
    9.000%, 05/01/2016                                275,489       284,280
   Premier Auto Trust, 1992-5 Asset Backed
   Certificate, Class I (I/O),
    2.850%, 03/15/1998                              2,882,200             0
   Prudential Home Mortgage Securities Company,
   Pass-Thru Certificate, Series 1992-39,
   Class A-13,
    7.000%, 12/25/2007                                 37,237        37,101
   RTC Variable Rate Mortgage Pass-Thru Securi-
   ties, Incorporated, Series 1992-6, Class B-9,
    7.217%, 11/25/2026 *                              150,213       149,462
   RTC Variable Rate Mortgage Pass-Thru Securi-
   ties, Incorporated, Series 1995-1, Class B-5,
    6.860%, 10/25/2028 *                              231,209       233,089
   Ryan Mortgage Acceptance Corporation
   Collateralized Mortgage, Series 4, Class 4-Z,
    9.450%, 04/01/2016                                 99,604        99,788
   SML Commercial Mortgage Trust Variable Rate
   Pass-Thru Certificates, Series 1994-C1, Class
   A-1,
    6.968%, 09/20/1999 *                              150,000       149,906
   Western Federal Savings & Loan Association
   Marina Del Ray California Variable Rate
   Mortgage, Pass-Thru Certificates, Series
   1991-4, Class A, Ad,
    7.218%, 07/01/2021 *                              123,334       124,105
                                                                ___________
   TOTAL MORTGAGE PASS-THROUGHS
    - (Cost $1,773,253)                                           1,747,427

See accompanying notes.
                         EQUI-SELECT SERIES TRUST
                            ADVANTAGE PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                  Principal
Security Description                               Amount          Value
____________________                              _________      __________
CORPORATE BONDS AND NOTES - 64.9%
  Auto Parts - 3.7%
   Varity Corporation
     11.375%, 11/15/1998                          $   210,000    $   219,531

  Entertainment - 16.2%
   Caesars World, Incorporated
     8.875%, 08/15/2002                               280,000        298,900
   Harrahs Operating, Incorporated
     10.875%, 04/15/2002                              230,000        247,250
   Time Warner, Incorporated, Floating Rate Notes
     6.835%, 08/15/2000 *                             225,000        225,992
   Viacom International, Incorporated, Reset Notes
     8.750%, 05/15/2001 *                             195,000        200,363
                                                                 ___________
                                                                     972,505
  Finance  & Banking - 18.6%
   Bankers Life Holding Corporation
     13.000%, 11/01/2002                              168,000        191,520
   MGM Grand Hotel Finance Corporation
     11.750%, 05/01/1999                              150,000        164,438
     12.000%, 05/01/2002                              250,000        265,625
   NBD Bancorp, Incorporated, Subordinated Floating
    Rate Note
     6.000%, 12/18/2005 *                             240,000        236,577
   Okobank
     7.387%, 10/29/2049                               250,000        254,000
                                                                 ___________
                                                                   1,112,160
  Food & Beverages - 4.3%
   Dr. Pepper/Seven Up Companies, Incorporated
     0.000%, 11/01/1997  (b)                          275,000        259,188

  Industrials - 5.0%
   Magma Copper Company
     12.000%, 12/15/2001                               75,000         83,531
   Magma Copper Company
     11.500%, 01/15/2002                              200,000        213,500
                                                                 ___________
                                                                     297,031
  Real Estate - 2.4%
   Health & Retirement Properties Trust Senior
   Floating-Rate Notes
     6.657%, 07/13/1999 *                             145,000        144,987

  Retail - 4.6%
   Hook Superx, Incorporated
     10.125%, 06/01/2002                              250,000        273,829

See accompanying notes.
                         EQUI-SELECT SERIES TRUST
                            ADVANTAGE PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                  Principal
Security Description                               Amount          Value
____________________                              _________      __________
CORPORATE BONDS AND NOTES (CONTINUED)
  Retail Grocery - 5.1%
   Purity Supreme, Incorporated
     11.750%, 08/01/1999                              275,000        304,562

  Telecommunications - 5.0%
   Cablevision Inds Corporation
     10.750%, 01/30/2002                              275,000        301,125
                                                                 ___________
   TOTAL CORPORATE BONDS AND NOTES
   - (Cost $3,859,455)                                             3,884,918

U.S. GOVERNMENT AGENCY SECURITIES - 4.4%
  Mortgage-Backed Obligations - 4.4%
   FNMA
     7.928%, 12/01/2017                               213,090        219,616
   FNMA Guaranteed REMIC Variable Rate Pass-Thru,
   Certificate Series 1991-141, Class SC *
     9.804%, 10/25/2021                                44,759         44,815
                                                                 ___________
   TOTAL U.S. GOVERNMENT AGENCY
    SECURITIES - (Cost $264,364)                                     264,431

SHORT TERM INVESTMENTS - 6.9%
  Repurchase Agreement - 6.9%
   Agreement with State Street Bank and Trust Company,
   dated 12/29/1995, bearing 4.250%, to be
   repurchased at $415,196 on 01/02/1996 (secured
   by $425,000 par value U.S. Treasury Notes,
   5.875%, due 5/31/96, with a value of $427,975)     415,000        415,000
                                                                 ___________
   TOTAL SHORT TERM INVESTMENTS
   - (Cost $415,000)                                                 415,000
                                                                 ___________

TOTAL INVESTMENTS - (Cost $6,312,072) - 105.4%                     6,311,776
OTHER ASSETS LESS LIABILITIES - (5.4)%                              (321,711)
                                                                 ___________
NET ASSETS -  100.0%                                              $5,990,065
                                                                 ===========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

(b) Step-up security will start to accrue interest on 11/1/1997 at a rate of 11.50%.
I/O - Interest Only.
* - The interest rate shown reflects the rate in effect on December 31, 1995.

See accompanying notes.
                         EQUI-SELECT SERIES TRUST
                      GOVERNMENT SECURITIES PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                  Principal
Security Description                               Amount          Value
____________________                              _________      __________
MORTGAGE PASS-THROUGHS - 6.4%
  Collateralized Mortgage Obligations - 6.4%
   California Federal Bank, A Federal Bank of
   Los Angeles, Variable-Rate Mortgage Pass-
   Thru Certificates, Series 1988 PAL-1, Class
   A, 8.659%, 02/25/2018 *                        $   39,661     $   39,562
   First Boston Mortgage Securities Corporation,
   Mortgage Pass-Thru Certificate; Series 92-4
   Class A-5 Note (I/O), 0.625%, 10/25/2022        7,468,122         52,501
   Premier Auto Trust, 1992-5 Asset Backed
   Certificate, Series 1992-5, Class I (I/O),
   2.850%, 03/15/1998                                979,948              0
   Prudential Home Mortgage Securities Company,
   Pass-Thru Certificate Series 1992-39 Class
   A-13, 7.000%, 12/25/2007                           11,390         11,348
                                                                 __________
   TOTAL MORTGAGE PASS-THROUGHS
   - (Cost $114,272)                                                103,411

CORPORATE BONDS AND NOTES - 2.6%
  Food & Beverages - 2.6%
   Coca Cola Enterprises Incorporated,
    Note Zero Coupon
     0.000%, 06/20/2020                              215,000         42,184
                                                                 __________
   TOTAL CORPORATE BONDS AND NOTES
   - (Cost $34,893)                                                  42,184

U.S. GOVERNMENT AND AGENCY SECURITIES - 96.0%
  Government Agency - 2.5%
   Tennessee Valley Authority, Global Bonds,
    Series 1995-A
     6.375%, 6/15/2005                                40,000         41,330

  Mortgage-Backed Obligations - 35.6%
   Federal National Mortgage Association.,
   Guaranteed REMIC Variable-Rate Pass-Thru
   Certificates, Series 1991-141 Class SC
     9.804%, 10/25/2021 *                             13,208         13,224
   FHLMC, Participation Certificates
     9.000%, 08/01/2009                               45,188         47,306

See accompanying notes.







                         EQUI-SELECT SERIES TRUST
                      GOVERNMENT SECURITIES PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                  Principal
Security Description                               Amount          Value
____________________                              _________      __________
U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
   FNMA, Guaranteed REMIC Pass-Thru Certificates
     7.090%, 10/14/1997                           $  175,000     $  180,359
     12.500%, 05/01/2015                              77,142         89,303
     10.000%, 04/01/2020                              52,997         58,264
   GNMA, Guaranteed Pass-Thru Certificates
     9.000%, 11/15/2024                              178,847        189,634
                                                                 __________
                                                                    578,090
  U.S. Government - 57.9%
   United States Treasury Bond,
     7.500%, 11/15/2024                              185,000        222,289
     7.625%, 02/15/2025                               85,000        103,886
     6.875%, 08/15/2025                               75,000         84,633
   United States Treasury Note,
     7.125%, 02/29/2000                              150,000        159,796
     5.875%, 06/30/2000                              275,000        280,757
     7.875%, 08/15/2001                               80,000         89,475
                                                                 __________
                                                                    940,836
                                                                 __________
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
   - (Cost $1,493,955)                                            1,560,256

SHORT TERM INVESTMENTS - 6.9%
  Repurchase Agreement - 6.9%
   Agreement with State Street Bank and Trust
   Company, dated 12/29/1995, bearing 4.250%,
   to be repurchased at $113,053 on 01/02/1996
   (secured by $75,000 par value U.S. Treasury
   Notes 11.25%, due 12/15/15, with value of
   $122,872)                                         113,000        113,000
                                                                 __________
   TOTAL SHORT TERM INVESTMENTS
   - (Cost $113,000)                                                113,000
                                                                 __________

TOTAL INVESTMENTS - (Cost $1,756,120) - 111.9%                    1,818,851
OTHER ASSETS LESS LIABILITIES - (11.9)%                            (193,158)
                                                                 __________
NET ASSETS -  100.0%                                             $1,625,693
                                                                 ==========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

I/O - Interest only.
* - The interest rate shown reflects the rate in effect on December 31, 1995.

See accompanying notes.
                         EQUI-SELECT SERIES TRUST
                       INTERNATIONAL STOCK PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                               Shares          Value
____________________                              _________      __________
COMMON STOCK AND OTHER EQUITY INTERESTS - 81.7%
  Argentina - 0.9%
   Buenos Aires Embotelladora S.A., ADR               1,000      $    20,625
   YPF Sociedad Anonima, ADR                          3,250           70,281
                                                                 ___________
                                                                      90,906
  Australia - 4.4%
   Burns, Philp & Company, Ltd.                      12,161           27,207
   Casinos Austria International, Ltd. (a)           25,000           14,680
   Coca-Cola Amatil, Ltd.                             7,174           57,215
   John Fairfax Holdings, Ltd.                       28,000           58,273
   Fosters Brewing Group, Ltd.                       22,200           36,466
   The News Corporation, Ltd.                         2,028            9,481
   The News Corporation, Ltd.                         4,225           22,548
   Normandy Mining, Ltd.                             35,480           51,424
   Novus Petroleum, Ltd.(a)                          30,000           36,123
   Sydney Aquarium, Ltd.                             56,000          108,221
   Sydney Aquarium, Ltd.(a)                           7,000           11,707
                                                                 ___________
                                                                     433,345
  Austria - 0.4%
   Flughafen Wien AG                                    620           41,832

  Brazil - 0.8%
   Companhia Vale Do Rio Doce Sponsored, ADR            900           37,238
   Telecommunicacoes Brasileras S.A., ADR               930           44,059
                                                                 ___________
                                                                      81,297
  Chile - 1.1%
   Banco de A Edward, ADR (a)                           700           13,738
   Compania De Telefonos Chile, ADR                     600           49,725
   Five Arrows Chile Investment Trust, Ltd.
                                                     15,000           43,800
                                                                 ___________
                                                                     107,263
  China - 1.4%
   China Fund Incorporated                            4,000           47,000
   China Tire Holdings, Ltd.                          1,500           12,000
   Ek Chor China Motorcycle Company, Ltd.(a)          3,750           43,594
   Inner Mongolia Erdos Cashmere "B" (a)             93,000           34,782
                                                                 ___________
                                                                     137,376
  Colombia - 0.3%
   Banco Industrial Colombiano, ADR                   2,000           32,756

  Finland - 0.5%
   Pohjola                                            4,000           51,501

See accompanying notes.


                         EQUI-SELECT SERIES TRUST
                       INTERNATIONAL STOCK PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                               Shares          Value
____________________                              _________      __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  France - 3.6%
   Alcatel Alstom Cie Gen D'electr                      400      $    34,486
   Alcatel Cable                                        800           57,831
   Chargeurs                                            150           30,080
   Compagnia Generale Des Eaux                          346           34,543
   Lagardere Groupe                                   1,850           34,000
   Salomon S.A.                                          60           34,919
   Skis Rossignol                                        70           19,183
   Zodiac S.A.                                          700          109,210
                                                                 ___________
                                                                     354,252
  Germany - 0.5%
   Adidas AG                                            900           47,619

  Ghana - 0.5%
   Ashanti Goldfields Company, Ltd., GDR                400            8,100
   Ashanti Goldfields Company, Ltd., GDR              1,800           36,450
                                                                 ___________
                                                                      44,550
  Hong Kong - 2.7%
   Amoy Properties, Ltd.                             67,000           66,718
   CDL Hotels International, Ltd.                   134,000           67,585
   Hang Lung Development Company, Ltd.               27,000           42,949
   Hysan Development Company, Ltd.                   11,000           29,092
   Peregrine Investments Holdings, Ltd.              47,000           60,782
                                                                 ___________
                                                                     267,126
  India - 0.4%
   The Arvind Mills, Ltd., GDR                        3,500           14,700
   Bajaj Auto, Ltd., GDR                              1,100           28,325
                                                                 ___________
                                                                      43,025
  Indonesia - 3.8%
   Astra International PT                            15,400           31,992
   Bank Bali PT                                      20,000           39,361
   Bank Danamon PT                                    5,000            6,560
   Bank Tiara Asia PT                                20,000           20,118
   Bukaka Teknik Utam PT, IDR (a)                    30,000           40,674
   Duta Anggada PT                                   56,000           26,941
   Matahari Putra Prima PT                           24,000           42,248
   P.T. Telekomunikasi Indonesia (Persero)              500           12,625
   Semen Cibinong PT                                 26,000           64,815
   Tambang Timah PT, GDR (a)                          7,700           93,555
                                                                 ___________
                                                                     378,889
  Ireland - 0.3%
   Allied Irish Banks PLC                             6,000           32,800

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                       INTERNATIONAL STOCK PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                               Shares          Value
____________________                              _________      __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Italy - 3.8%
   Bulgari Spa (a)                                    5,500      $    46,909
   Costa Crociere Spa                                30,000           73,011
   De Rigo Spa, ADR (a)                               4,000           91,000
   Olivetti Spa                                      21,000           16,833
   Pininfarina Spa                                    7,300           63,433
   Simint Spa                                        43,000           46,841
   Societa' Finanziaria Telefonica P.A.              10,300           29,121
   Telecom Italia Spa                                 8,400           14,783
                                                                 ___________
                                                                     381,931
  Japan - 18.1%
   Alpine Electronics Incorporated                    4,000           67,409
   Amway Japan, Ltd.(a)                               2,500           48,750
   Canon, Inc.                                        4,293           77,752
   Charle Company                                     1,000           14,625
   Chubu Steel Plate Company, Ltd.                   14,000           80,678
   DDI Corporation                                        7           54,237
   Denyo Company, Ltd.                                2,000           22,857
   Diamond City Company                               7,000           53,966
   East Japan Railway Company                            11           53,482
   FamilyMart Company                                 1,000           45,133
   Fuji Photo Film Company, Ltd.                      2,000           57,724
   Heiwa Corporation                                  1,000           26,053
   HIS Company, Ltd.                                  1,100           52,523
   Hitachi, Ltd.                                      7,000           70,508
   Ishikawajima Harima Heavy Industries Company,
    Ltd.                                              8,000           33,705
   Komori Corporation                                 3,000           75,545
   Marubeni Corporation                              12,000           64,969
   Mitsubishi Corporation                             6,000           73,801
   Mitsubishi Motors Corporation                      6,000           48,872
   Mitsui Fudosan                                     3,000           36,901
   Mori Seiki Company, Ltd.                           1,000           22,567
   Nichiha                                            6,000          135,981
   Nippon Shinpan Company                             7,000           52,881
   Nippon Telegraph & Telephone Corporation               9           72,785
   Nomura Securities Company, Ltd.                    8,000          174,334
   Ohmoto Gumi Company, Ltd.                          4,000           98,789
   Sankyo Company, Ltd.                                 300           13,947
   Sony Corporation                                     400           23,981
   TOC Company, Ltd.                                  8,000           79,806
   Toho Company                                         400           63,923
                                                                 ___________
                                                                   1,798,484
  Malaysia - 2.5%
   ACP Industries BHD                                11,000           43,745

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                       INTERNATIONAL STOCK PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                               Shares          Value
____________________                              _________      __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
   Arab-Malaysian Corporation                        15,000      $    54,337
   Batu Kawan BHD                                     5,000           13,289
   IJM Corporation BHD "A"                           12,000           19,089
   Kuala Lumpur Kepong BHD                           14,000           44,375
   Road Builder Holdings BHD                         20,000           69,300
                                                                 ___________
                                                                     244,135
  Mexico - 1.0%
   Mexico Fund Incorporated (a)                       7,000           90,125

  Netherlands - 2.1%
   Ceteco Holding N.V.                                1,600           51,150
   Ninklijke Boskalis Westminister N.V.               8,000          114,165
   Philips Electronics N. V., ADR                     1,100           39,463
                                                                 ___________
                                                                     204,778
  New Zealand - 5.9%
   Air New Zealand, Ltd. Class B                     14,000           47,594
   Carter Holt Harvey, Ltd.                          18,400           39,697
   CDL Hotels New Zealand, Ltd.                      84,000           30,753
   Direct Capital Partners, Ltd.                    259,500          118,757
   Evergreen Forests, Ltd.                          150,000           63,742
   Fletcher Challenge, Ltd. Forestry Division        38,412           54,745
   Fletcher Challenge, Ltd. Ordinary Division         6,000           13,847
   Guinness Peat Group PLC                          225,000          117,678
   Helicopter Line, Ltd.                             12,000           25,889
   Lane Walker Rudkin Industries, Ltd.               22,000           24,451
   Trans Tasman Properties, Ltd.                     37,000           15,965
   Wrightson, Ltd.                                   42,000           31,851
                                                                 ___________
                                                                     584,969
  Norway - 0.7%
   SensoNor AS                                        8,000           64,413

  Peru - 0.4%
   Credicorp Limited (a)                                974           16,802
   Minsur S.A.                                        3,741           26,227
                                                                 ___________
                                                                      43,029
  Philippines - 2.3%
   Benpres Holdings Corporation, GDR (a)              9,120           45,600
   Engineering Equipment Inc.                       428,000           24,802
   Philippine Long Distance Telephone Company, ADR      850           46,006
   Philippine National Bank                           4,000           44,224
   SM Prime Holdings, Inc., GDR (a)                   5,000           70,625
                                                                 ___________
                                                                     231,257

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                       INTERNATIONAL STOCK PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                               Shares          Value
____________________                              _________      __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Russia - 0.7%
   The Central European Growth Fund PLC              73,000      $    43,648
   The Fleming Russia Securities Fund, Ltd. (a)       4,100           23,575
                                                                 ___________
                                                                      67,223
  Singapore - 6.1%
   Acma, Ltd.                                        13,200           43,860
   Cosco Investments, Ltd. (a)                       35,000           48,745
   Cycle & Carriage, Ltd.                             3,000           29,905
   DBS Land, Ltd.                                    11,000           37,172
   Dairy Farm International Holdings, Ltd.           31,740           29,201
   The Development Bank of Singapore, Ltd.            5,000           62,213
   GB Holdings, Ltd.                                 51,000           51,559
   HongKong Land Holdings, Ltd.                      33,000           61,050
   Jardine Matheson Holdings, Ltd.                    4,000           27,400
   Jardine Strategic Holdings, Ltd.                  17,437           53,357
   Keppel Corporation, Ltd.                          12,000          106,893
   Singapore Sesdaq Fund                              1,500           28,500
   United Overseas Land, Ltd.                        11,000           20,919
                                                                 ___________
                                                                     600,774
  South Africa - 0.5%
   Anglo American Corporation of South Africa           790           47,675

  South Korea - 1.8%
   Korea Electric Power Corporation                   2,100           56,175
   Korea Electric Power Corporation                     800           31,763
   Korean Air Lines Company, Ltd. (a)                 1,380           48,387
   Ssangyong Investment & Securities Company, Ltd.    2,300           41,508
                                                                 ___________
                                                                     177,833
  Spain - 1.5%
   Fomento de Construcciones y Contratas S.A.           500           38,335
   Repsol S.A., ADR                                     800           26,300
   Telefonica de Espana S.A.                          6,400           88,640
                                                                 ___________
                                                                     153,275
  Sweden - 0.7%
   Argonaut AB B Shares                              13,000           19,481
   Getinge                                            1,066           48,566
                                                                 ___________
                                                                      68,047

See accompanying notes.





                         EQUI-SELECT SERIES TRUST
                       INTERNATIONAL STOCK PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                               Shares          Value
____________________                              _________      __________
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
  Switzerland - 2.6%
   Financiere Richemont AG CIE Units                     14      $    20,997
   Nestle` AG                                            70           77,434
   SGG (Societe Generale de Surveillance) Holdings
    S.A.                                                 47           93,307
   SMH (Suisse Microelectronique et d' Horlogerie)       30           17,945
   Sulzer AG                                             90           51,495
                                                                 ___________
                                                                     261,178
  Taiwan - 1.6%
   The R.O.C. Taiwan Fund                            14,700          154,350

  Thailand - 2.6%
   Loxley PCL                                         2,400           48,781
   Matichon Newspaper PCL                             6,900           40,814
   The Ruam Pattana Two Fund                         55,000           33,297
   Sahavirya Steel Industries PCL                    20,000           26,598
   Thai Airways International PCL                    27,000           46,626
   Thai Prime Fund, Ltd.                              4,000           62,800
                                                                 ___________
                                                                     258,916
  United Kingdom - 4.7%
   Allied Domecq PLC                                  9,000           73,241
   British Gas PLC                                    6,000           23,668
   Clark Matthew                                      2,298           23,983
   Cordiant PLC, ADR (a)                             18,000           72,000
   De LA Rue PLC                                      4,000           40,441
   Invesco PLC                                        8,000           31,496
   Ladbroke Group PLC                                10,000           22,752
   Lonrho PLC                                        21,000           57,400
   News International PLC                             6,000           28,234
   Pearson PLC                                        2,000           19,366
   Takare PLC                                        15,000           41,932
   The RTZ Corporation PLC                            2,000           29,073
                                                                 ___________
                                                                     463,586
  United States - 1.0%
   Harken Energy Corporation (a)                     16,000           28,000
   Teekay Shipping Corporation                        3,000           70,875
                                                                 ___________
                                                                      98,875
                                                                 ___________
   TOTAL COMMON STOCK AND OTHER
    EQUITY INTERESTS - (Cost $8,040,345)                           8,139,390

See accompanying notes.



                         EQUI-SELECT SERIES TRUST
                       INTERNATIONAL STOCK PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

Security Description                               Shares          Value
____________________                              _________      __________
CONVERTIBLE BONDS - 0.7%
  Japan - 0.7%
   The Mitsubishi Bank Ltd. International Finance
   Bermuda Trust, 2002 Guaranteed Note Exchangeable
     3.000%, 11/30/2002 (a)                          60,000      $    70,725
                                                                 ___________
   TOTAL CONVERTIBLE BONDS - (Cost $60,000)                           70,725

WARRANTS - 1.1%
  Japan - 1.1%
   Olympus Optical Company, Ltd.(a)                   2,500           11,875
   Tobu Store Company, Ltd.(a)                        2,500           21,250
   Yodogawa Steel Works (a)                           2,500           74,375
                                                                 ___________
                                                                     107,500
  Singapore - 0.0%
   Jardine Strategic Holdings, Ltd.                   1,937              620
                                                                 ___________
   TOTAL WARRANTS - (Cost $120,125)                                  108,120

                                                  Prinicpal
                                                   Amount
                                                  _________
GOVERNMENT BONDS - 1.9%
  New Zealand - 1.9%
   New Zealand, Government
     8.000%, 11/15/2006                          $  270,000          186,066
                                                                 ___________
   TOTAL GOVERNMENT BONDS - (Cost $188,367)                          186,066

SHORT TERM INVESTMENTS - 17.9%
  Repurchase Agreement - 17.9%
   Agreement with State Street Bank and Trust
   Company, dated 12/29/1995, bearing 4.25% to
   be repurchased at $1,778,840 on 01/02/1996
   (secured by $1,110,000 par value U.S.
   Treasury Notes, 11.25%, due 2/15/15, with
   a value of $1,818,507)                         1,778,000        1,778,000
                                                                 ___________
   TOTAL SHORT TERM INVESTMENTS
    - (Cost $1,778,000)                                            1,778,000
                                                                 ___________

TOTAL INVESTMENTS - (Cost $10,186,837) - 103.3%                   10,282,301
OTHER ASSETS LESS LIABILITIES - (3.3)%                              (331,149)
                                                                 ___________
NET ASSETS -  100.0%                                              $9,951,152
                                                                 ===========



                         EQUI-SELECT SERIES TRUST
                       INTERNATIONAL STOCK PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

(a) - Non-income producing securities.

ADR - American Depository Receipts.

GDR - Global Depository Receipts.

IDR - International Depository Receipts.

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                      INTERNATIONAL STOCK PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                    ANALYSIS BY INDUSTRY CLASSIFICATION
                             December 31, 1995

                                             Percent of
  Industry                                   Net Assets
  ________                                   __________
  AGRICULTURAL PRODUCTS                          0.3%
  AIR TRAVEL                                     1.9
  AUTOMOBILES                                    2.4
  BANKS                                          3.2
  BROADCASTING                                   1.0
  BUSINESS SERVICES                              0.8
  CLOSED-END MUTUAL FUNDS                        6.7
  COMPUTER SOFTWARE                              0.6
  CONGLOMERATES                                  7.1
  CONSTRUCTION                                   3.6
  DRUGS & HEALTH CARE SERVICES                   0.4
  ELECTRICAL EQUIPMENT                           0.7
  ELECTRIC UTILITIES                             0.9
  ELECTRONICS                                    1.3
  ENTERTAINMENT                                  2.6
  FINANCIAL SERVICES                             3.4
  FOOD & BEVERAGES                               2.9
  FOREST PRODUCTS                                1.7
  GAS EXPLORATION                                0.9
  GOLD                                           0.9
  GOVERNMENT                                     1.9
  HOME BUILDERS                                  0.4
  HOTELS & RESTURANTS                            1.2
  HOUSEHOLD PRODUCTS                             0.5
  INDUSTRIAL MACHINERY                           2.5

See accompanying notes.

                         EQUI-SELECT SERIES TRUST
                      INTERNATIONAL STOCK PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                    ANALYSIS BY INDUSTRY CLASSIFICATION
                             December 31, 1995

                                             Percent of
  Industry                                   Net Assets
  ________                                   __________
  INSURANCE                                      0.7
  JEWELRY                                        0.5
  LEISURE TIME                                   2.6
  MANUFACTURING                                  2.3
  MEDICAL SUPPLIES                               1.5
  METALS                                         1.7
  MINING                                         1.0
  MISCELLANEOUS                                  0.5
  NON FERROUS METALS                             0.3
  OFFICE FURNISHINGS & SUPPLIES                  1.3
  OILS                                           1.0
  PHOTOGRAPHY                                    0.6
  PRINTING                                       0.8
  PUBLISHING                                     1.6
  RAILROADS & EQUIPMENT                          0.5
  REAL ESTATE                                    7.4
  RETAIL                                         2.9
  STEEL                                          0.8
  TELECOMMUNICATIONS                             2.7
  TELEPHONE                                      1.2
  TEXTILES                                       1.0
  TOYS & AMUSEMENTS                              0.5
  TRANSPORTATION                                 1.9
  UTILITIES                                      0.3
                                             _________
   TOTAL INVESTMENTS BY INDUSTRY
   CLASSIFICATION                               85.4
  REPURCHASE AGREEMENT                          17.9
                                             _________
   TOTAL INVESTMENTS                           103.3
                                             =========

See accompanying notes.















                         EQUI-SELECT SERIES TRUST
                         SHORT-TERM BOND PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                  Principal
Security Description                               Amount          Value
____________________                              _________      __________
MORTGAGE PASS-THROUGHS - 29.0%
  Collateralized Mortgage Obligations - 29.0%
   California Federal Bank, A Federal Bank of
   Los Angeles, Variable-Rate Mortgage Pass-Thru
   Certificates, Series 1988 PAL-1, Class A,
   8.659%, 02/25/2018 *                           $   39,661     $   39,562
   First Boston Mortgage Securities Corporation,
   Mortgage Pass-Thru Certificate; Series 1992-4,
   Class A-5 Note, 0.625%, 10/25/2022              6,030,160         42,392
   First Boston Mortgage Securities Corporation
   Variable-Rate Mortgage Pass-Thru, Series
   1994-MHC1, Class C, 6.975%, 04/25/2011 *           90,000         89,887
   Mortgage Obligation Structured Trust, Mortgage
   Pass-Thru, Series 1993-1, Class A-1, 6.350%,
   10/25/2018                                         43,471         43,036
   Premier Auto Trust, 1992-5 Asset Backed
   Certificate Class I (I/O), 2.850%, 03/15/1998     979,948              0
   Prudential Home Mortgage Securities Company,
   Pass-Thru Certificate, Series 1992-39, Class
   A-13, 7.000%, 12/25/2007                           10,952         10,912
   RTC Securities Inc., Variable Rate Mortgage
   Pass-Thru, Series 1995-1, Class, 7.217%,
   10/25/2028 *                                       69,363         69,927
   SML Commercial Mortgage Trust, Variable Rate
   Pass-Thru Series 1994-C1, Class A-1, 6.968%,
   09/20/1999 *                                       50,000         49,969
   Western Federal Savings & Loan Association
   Marina Del Ray California Variable Rate Mortgage,
   Pass-Thru Certificates, Series 1991-4, Class A,
   7.218%, 07/01/2021 *                               40,437         40,690
                                                                 __________
   TOTAL MORTGAGE PASS-THROUGHS
   - (Cost $396,083)                                                386,375

CORPORATE BONDS AND NOTES - 3.9%
  Financial Services - 3.9%
   Bankers Life Holding Corporation
     13.000%, 11/01/2002                              45,000         51,300
                                                                 __________
   TOTAL CORPORATE BONDS AND NOTES
    - (Cost $50,657)                                                 51,300

</TABLE

See accompanying notes.





                         EQUI-SELECT SERIES TRUST
                         SHORT-TERM BOND PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                             December 31, 1995

                                                  Principal
Security Description                               Amount          Value
____________________                              _________      __________
U.S. GOVERNMENT AND AGENCY SECURITIES - 63.2%
  Mortgage-Backed Obligations - 6.3%
   FNMA Guaranteed, REMIC Variable Rate Pass-Thru
   Certificates, Series 1991-141, Class SC
     9.804%, 10/25/2021                           $   12,718     $   12,734
   GNMA Guaranteed, Pass-Thru Certificates
     12.500%, 04/15/2019                              60,656         71,195
                                                                 __________
                                                                     83,929
  U.S. Treasuries - 56.9%
   United States Treasury Note
     7.500%, 12/31/1996                               50,000         51,125
     6.125%, 05/31/1997                              320,000        324,099
     5.875%, 08/15/1998                               40,000         40,637
     6.750%, 04/30/2000                              240,000        252,675
     7.875%, 08/15/2001                               80,000         89,475
                                                                 __________
                                                                    758,011
                                                                 __________
   TOTAL U.S. GOVERNMENT AND AGENCY
    SECURITIES - (Cost $828,881)                                    841,940

SHORT TERM INVESTMENTS - 12.3%
  Repurchase Agreement - 12.3%
   Agreement with State Street Bank and Trust
   Company, dated 12/29/1995, bearing 4.250%,
   to be repurchased at $164,077 on 01/02/1996
   (secured by $105,000 par value U.S. Treasury
   Notes, 11.25%, due 2/15/15, with a value of
   $172,021)                                         164,000        164,000
                                                                 __________
   TOTAL SHORT TERM INVESTMENTS
    - (Cost $164,000)                                               164,000
                                                                 __________

TOTAL INVESTMENTS - (Cost $1,439,621) - 108.4%                    1,443,615
OTHER ASSETS LESS LIABILITIES - (8.4)%                             (112,055)
                                                                 __________
NET ASSETS -  100.0%                                             $1,331,560
                                                                 ==========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

I/O - Interest only.

* - The interest rate shown reflects the rate in effect on December 31, 1995.

See accompanying notes.

                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995

                                                                     Money
                                                                     Market
                                                                   Portfolio
                                                                  ____________
ASSETS
 Investments in securities, at value (a)                           $4,959,753
 Repurchase agreements, at value (a)                                  873,000
 Cash, including foreign currency, at value                                91
 Receivable for securities sold                                            --
 Receivable for forward currency contracts (Note 6)                        --
 Receivable for currency sold                                              --
 Interest receivable                                                      400
 Dividends receivable                                                      --
 Receivable for fund shares sold                                           --
 Receivable due from Investment Adviser (Note 3)                        4,616
 Foreign income tax reclaim receivable                                     --
 Prepaid insurance                                                      1,784
 Deferred organization costs                                            9,260
                                                                  ____________
   TOTAL ASSETS                                                     5,848,904

LIABILITIES
 Payable for securities purchased                                          --
 Payable due to custodian                                                  --
 Payable for forward currency contracts (Note 6)                           --
 Payable for currency purchased                                            --
 Payable for fund shares repurchased                                   76,438
 Distributions payable                                                     --
 Payable due to Investment Adviser (Note 3)                             3,581
 Accounts payable and accrued expenses                                 26,621
                                                                  ____________
   TOTAL LIABILITIES                                                  106,640
                                                                  ____________
   NET ASSETS                                                      $5,742,264
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                          $5,742,264
 Undistributed (distributions in excess of) net investment
  income (Note 2)                                                          --
 Accumulated net realized gain (loss) on Investments and
  foreign currency transactions                                            --
 Net unrealized appreciation (depreciation) of:
  Investments                                                              --
  Foreign currency translations                                            --
                                                                  ____________
   NET ASSETS                                                      $5,742,264
                                                                  ============
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                      $1.00
 Total shares outstanding at end of period                          5,742,264
 (a) Investments in securities and repurchase agreements, at cost  $5,832,753

                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995

                                                                Mortgage-Backed
                                                                   Securities
                                                                   Portfolio
                                                                  ____________
ASSETS
 Investments in securities, at value (a)                           $8,563,578
 Repurchase agreements, at value (a)                                  532,000
 Cash, including foreign currency, at value                               172
 Receivable for securities sold                                            --
 Receivable for forward currency contracts (Note 6)                        --
 Receivable for currency sold                                              --
 Interest receivable                                                   52,870
 Dividends receivable                                                      --
 Receivable for fund shares sold                                       74,687
 Receivable due from Investment Adviser (Note 3)                           --
 Foreign income tax reclaim receivable                                     --
 Prepaid insurance                                                      1,859
 Deferred organization costs                                            9,260
                                                                  ____________
   TOTAL ASSETS                                                     9,234,426

LIABILITIES
 Payable for securities purchased                                          --
 Payable due to custodian                                                  --
 Payable for forward currency contracts (Note 6)                           --
 Payable for currency purchased                                            --
 Payable for fund shares repurchased                                   37,343
 Distributions payable                                                502,531
 Payable due to Investment Adviser (Note 3)                            11,407
 Accounts payable and accrued expenses                                 27,767
                                                                  ____________
   TOTAL LIABILITIES                                                  579,048
                                                                  ____________
   NET ASSETS                                                      $8,655,378
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                          $8,278,477
 Undistributed (distributions in excess of) net investment
  income (Note 2)                                                          --
 Accumulated net realized gain (loss) on Investments and
  foreign currency transactions                                           197
 Net unrealized appreciation (depreciation) of:
  Investments                                                         376,704
  Foreign currency translations                                            --
                                                                  ____________
   NET ASSETS                                                      $8,655,378
                                                                  ============
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                     $10.84
 Total shares outstanding at end of period                            798,493
 (a) Investments in securities and repurchase agreements, at cost  $8,718,874

                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995

                                                                  International
                                                                  Fixed Income
                                                                   Portfolio
                                                                  ____________
ASSETS
 Investments in securities, at value (a)                           $8,078,804
 Repurchase agreements, at value (a)                                  715,000
 Cash, including foreign currency, at value                               314
 Receivable for securities sold                                            --
 Receivable for forward currency contracts (Note 6)                    13,398
 Receivable for currency sold                                              --
 Interest receivable                                                  193,615
 Dividends receivable                                                      --
 Receivable for fund shares sold                                       41,314
 Receivable due from Investment Adviser (Note 3)                           --
 Foreign income tax reclaim receivable                                     --
 Prepaid insurance                                                      1,859
 Deferred organization costs                                            9,260
                                                                  ____________
   TOTAL ASSETS                                                     9,053,564

LIABILITIES
 Payable for securities purchased                                          --
 Payable due to custodian                                                  --
 Payable for forward currency contracts (Note 6)                       27,754
 Payable for currency purchased                                            --
 Payable for fund shares repurchased                                   20,657
 Distributions payable                                                402,963
 Payable due to Investment Adviser (Note 3)                            13,914
 Accounts payable and accrued expenses                                 32,023
                                                                  ____________
   TOTAL LIABILITIES                                                  497,311
                                                                  ____________
   NET ASSETS                                                      $8,556,253
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                          $7,962,651
 Undistributed (distributions in excess of) net investment
  income (Note 2)                                                      34,634
 Accumulated net realized gain (loss) on Investments and
  foreign currency transactions                                        21,835
 Net unrealized appreciation (depreciation) of:
  Investments                                                         549,969
  Foreign currency translations                                       (12,836)
                                                                  ____________
   NET ASSETS                                                      $8,556,253
                                                                  ============
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                     $11.09
 Total shares outstanding at end of period                            771,851
 (a) Investments in securities and repurchase agreements, at cost  $8,243,835

                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995

                                                                       OTC
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                             $9,988,709
 Repurchase agreements, at value (a)                                         --
 Cash, including foreign currency, at value                             168,323
 Receivable for securities sold                                          24,153
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                        161
 Dividends receivable                                                       425
 Receivable for fund shares sold                                             --
 Receivable due from Investment Adviser (Note 3)                          5,478
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                        1,859
 Deferred organization costs                                              9,259
                                                                  ______________
   TOTAL ASSETS                                                      10,198,367

LIABILITIES
 Payable for securities purchased                                        85,586
 Payable due to custodian                                                    --
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                     20,108
 Distributions payable                                                  995,428
 Payable due to Investment Adviser (Note 3)                              12,335
 Accounts payable and accrued expenses                                   30,288
                                                                  ______________
   TOTAL LIABILITIES                                                  1,143,745
                                                                  ______________
   NET ASSETS                                                        $9,054,622
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                            $8,691,968
 Undistributed (distributions in excess of) net investment
  income (Note 2)                                                            --
 Accumulated net realized gain (loss) on Investments and
  foreign currency transactions                                          81,691
 Net unrealized appreciation (depreciation) of:
  Investments                                                           280,963
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                        $9,054,622
                                                                  ==============
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $12.08
 Total shares outstanding at end of period                              749,553
 (a) Investments in securities and repurchase agreements, at cost    $9,707,746

                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995

                                                                    Research
                                                                   Portfolio
                                                                  ____________
ASSETS
 Investments in securities, at value (a)                          $16,383,970
 Repurchase agreements, at value (a)                                       --
 Cash, including foreign currency, at value                            77,386
 Receivable for securities sold                                       206,785
 Receivable for forward currency contracts (Note 6)                        --
 Receivable for currency sold                                         105,297
 Interest receivable                                                       --
 Dividends receivable                                                  14,027
 Receivable for fund shares sold                                       69,710
 Receivable due from Investment Adviser (Note 3)                       17,111
 Foreign income tax reclaim receivable                                    415
 Prepaid insurance                                                      1,859
 Deferred organization costs                                            9,259
                                                                  ____________
   TOTAL ASSETS                                                    16,885,819

LIABILITIES
 Payable for securities purchased                                     226,423
 Payable due to custodian                                                  --
 Payable for forward currency contracts (Note 6)                           --
 Payable for currency purchased                                       143,555
 Payable for fund shares repurchased                                       --
 Distributions payable                                                274,475
 Payable due to Investment Adviser (Note 3)                            18,976
 Accounts payable and accrued expenses                                 36,588
                                                                  ____________
   TOTAL LIABILITIES                                                  700,017
                                                                  ____________
   NET ASSETS                                                     $16,185,802
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                         $14,394,242
 Undistributed (distributions in excess of) net investment
  income (Note 2)                                                         163
 Accumulated net realized gain (loss) on Investments and
  foreign currency transactions                                       105,882
 Net unrealized appreciation (depreciation) of:
  Investments                                                       1,685,714
  Foreign currency translations                                          (199)
                                                                  ____________
   NET ASSETS                                                     $16,185,802
                                                                  ============
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                     $12.88
 Total shares outstanding at end of period                          1,256,727
 (a) Investments in securities and repurchase agreements, at cost $14,698,256

                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995

                                                                     Total
                                                                     Return
                                                                   Portfolio
                                                                  ____________
ASSETS
 Investments in securities, at value (a)                          $15,842,655
 Repurchase agreements, at value (a)                                       --
 Cash, including foreign currency, at value                           254,106
 Receivable for securities sold                                        18,262
 Receivable for forward currency contracts (Note 6)                        --
 Receivable for currency sold                                              --
 Interest receivable                                                   72,212
 Dividends receivable                                                  27,040
 Receivable for fund shares sold                                       67,673
 Receivable due from Investment Adviser (Note 3)                        7,077
 Foreign income tax reclaim receivable                                    378
 Prepaid insurance                                                      1,859
 Deferred organization costs                                            9,260
                                                                  ____________
   TOTAL ASSETS                                                    16,300,522

LIABILITIES
 Payable for securities purchased                                     416,243
 Payable due to custodian                                                  --
 Payable for forward currency contracts (Note 6)                           --
 Payable for currency purchased                                            --
 Payable for fund shares repurchased                                       --
 Distributions payable                                                329,696
 Payable due to Investment Adviser (Note 3)                            18,281
 Accounts payable and accrued expenses                                 33,395
                                                                  ____________
   TOTAL LIABILITIES                                                  797,615
                                                                  ____________
   NET ASSETS                                                     $15,502,907
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                         $14,312,418
 Undistributed (distributions in excess of) net investment
  income (Note 2)                                                          --
 Accumulated net realized gain (loss) on Investments and
  foreign currency transactions                                        67,412
 Net unrealized appreciation (depreciation) of:
  Investments                                                       1,123,126
  Foreign currency translations                                           (49)
                                                                  ____________
   NET ASSETS                                                     $15,502,907
                                                                  ============
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                     $11.90
 Total shares outstanding at end of period                          1,302,515
 (a) Investments in securities and repurchase agreements, at cost $14,719,529

                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995

                                                                   Advantage
                                                                   Portfolio
                                                                  ____________
ASSETS
 Investments in securities, at value (a)                           $5,896,776
 Repurchase agreements, at value (a)                                  415,000
 Cash, including foreign currency, at value                               306
 Receivable for securities sold                                            --
 Receivable for forward currency contracts (Note 6)                        --
 Receivable for currency sold                                              --
 Interest receivable                                                  112,936
 Dividends receivable                                                      --
 Receivable for fund shares sold                                           --
 Receivable due from Investment Adviser (Note 3)                        6,189
 Foreign income tax reclaim receivable                                     --
 Prepaid insurance                                                      1,859
 Deferred organization costs                                            9,259
                                                                  ____________
   TOTAL ASSETS                                                     6,442,325

LIABILITIES
 Payable for securities purchased                                          --
 Payable due to custodian                                                  --
 Payable for forward currency contracts (Note 6)                           --
 Payable for currency purchased                                            --
 Payable for fund shares repurchased                                        6
 Distributions payable                                                419,439
 Payable due to Investment Adviser (Note 3)                             5,239
 Accounts payable and accrued expenses                                 27,576
                                                                  ____________
   TOTAL LIABILITIES                                                  452,260
                                                                  ____________
   NET ASSETS                                                      $5,990,065
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                          $5,985,735
 Undistributed (distributions in excess of) net investment
  income (Note 2)                                                          --
 Accumulated net realized gain (loss) on Investments and
  foreign currency transactions                                         4,626
 Net unrealized appreciation (depreciation) of:
  Investments                                                            (296)
  Foreign currency translations                                            --
                                                                  ____________
   NET ASSETS                                                      $5,990,065
                                                                  ============
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                     $10.18
 Total shares outstanding at end of period                            588,141
 (a) Investments in securities and repurchase agreements, at cost  $6,312,072

                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995

                                                                   Government
                                                                   Securities
                                                                   Portfolio
                                                                  ____________
ASSETS
 Investments in securities, at value (a)                           $1,705,851
 Repurchase agreements, at value (a)                                  113,000
 Cash, including foreign currency, at value                               890
 Receivable for securities sold                                            --
 Receivable for forward currency contracts (Note 6)                        --
 Receivable for currency sold                                              --
 Interest receivable                                                   33,973
 Dividends receivable                                                      --
 Receivable for fund shares sold                                           --
 Receivable due from Investment Adviser (Note 3)                        7,243
 Foreign income tax reclaim receivable                                     --
 Prepaid insurance                                                      1,859
 Deferred organization costs                                            9,260
                                                                  ____________
   TOTAL ASSETS                                                     1,872,076

LIABILITIES
 Payable for securities purchased                                          --
 Payable due to custodian                                                  --
 Payable for forward currency contracts (Note 6)                           --
 Payable for currency purchased                                            --
 Payable for fund shares repurchased                                       51
 Distributions payable                                                217,263
 Payable due to Investment Adviser (Note 3)                             2,516
 Accounts payable and accrued expenses                                 26,553
                                                                  ____________
   TOTAL LIABILITIES                                                  246,383
                                                                  ____________
   NET ASSETS                                                      $1,625,693
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                          $1,546,727
 Undistributed (distributions in excess of) net investment
  income (Note 2)                                                          --
 Accumulated net realized gain (loss) on Investments and
  foreign currency transactions                                        16,235
 Net unrealized appreciation (depreciation) of:
  Investments                                                          62,731
  Foreign currency translations                                            --
                                                                  ____________
   NET ASSETS                                                      $1,625,693
                                                                  ============
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                     $10.42
 Total shares outstanding at end of period                            155,978
 (a) Investments in securities and repurchase agreements, at cost  $1,756,120

                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995

                                                                 International
                                                                     Stock
                                                                   Portfolio
                                                                  ____________
ASSETS
 Investments in securities, at value (a)                           $8,504,301
 Repurchase agreements, at value (a)                                1,778,000
 Cash, including foreign currency, at value                                --
 Receivable for securities sold                                       210,496
 Receivable for forward currency contracts (Note 6)                    24,164
 Receivable for currency sold                                          33,688
 Interest receivable                                                    2,598
 Dividends receivable                                                   8,770
 Receivable for fund shares sold                                       57,061
 Receivable due from Investment Adviser (Note 3)                        8,857
 Foreign income tax reclaim receivable                                  3,360
 Prepaid insurance                                                      1,859
 Deferred organization costs                                            9,260
                                                                  ____________
   TOTAL ASSETS                                                    10,642,414

LIABILITIES
 Payable for securities purchased                                     131,299
 Payable due to custodian                                              27,742
 Payable for forward currency contracts (Note 6)                           --
 Payable for currency purchased                                        33,397
 Payable for fund shares repurchased                                   28,531
 Distributions payable                                                415,925
 Payable due to Investment Adviser (Note 3)                            13,134
 Accounts payable and accrued expenses                                 41,234
                                                                  ____________
   TOTAL LIABILITIES                                                  691,262
                                                                  ____________
   NET ASSETS                                                      $9,951,152
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                          $9,782,469
 Undistributed (distributions in excess of) net investment
  income (Note 2)                                                     (15,003)
 Accumulated net realized gain (loss) on Investments and
  foreign currency transactions                                        64,153
 Net unrealized appreciation (depreciation) of:
  Investments                                                          95,464
  Foreign currency translations                                        24,069
                                                                  ____________
   NET ASSETS                                                      $9,951,152
                                                                  ============
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                     $10.14
 Total shares outstanding at end of period                            981,094
 (a) Investments in securities and repurchase agreements, at cost $10,186,837

                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995

                                                                    Short-Term
                                                                       Bond
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                             $1,279,615
 Repurchase agreements, at value (a)                                    164,000
 Cash, including foreign currency, at value                                 492
 Receivable for securities sold                                              --
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                     18,392
 Dividends receivable                                                        --
 Receivable for fund shares sold                                             --
 Receivable due from Investment Adviser (Note 3)                          7,783
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                        1,859
 Deferred organization costs                                              9,260
                                                                  ______________
   TOTAL ASSETS                                                       1,481,401

LIABILITIES
 Payable for securities purchased                                            --
 Payable due to custodian                                                    --
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         27
 Distributions payable                                                  121,470
 Payable due to Investment Adviser (Note 3)                               1,613
 Accounts payable and accrued expenses                                   26,731
                                                                  ______________
   TOTAL LIABILITIES                                                    149,841
                                                                  ______________
   NET ASSETS                                                        $1,331,560
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                            $1,320,187
 Undistributed (distributions in excess of) net investment
  income (Note 2)                                                            --
 Accumulated net realized gain (loss) on Investments and
  foreign currency transactions                                           7,379
 Net unrealized appreciation (depreciation) of:
  Investments                                                             3,994
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                        $1,331,560
                                                                  ==============
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $10.09
 Total shares outstanding at end of period                              131,929
 (a) Investments in securities and repurchase agreements, at cost    $1,439,621

                          EQUI-SELECT SERIES TRUST
                          STATEMENTS OF OPERATIONS
                   For the year ended December 31, 1995

                                                                 Mortgage-
                                                   Money           Backed
                                                   Market        Securities
                                                 Portfolio       Portfolio
                                               ______________  ______________
INVESTMENT INCOME
 Interest income                                    $202,664        $471,824
 Dividend income                                          --              --
 Foreign taxes withheld                                   --              --
                                               ______________  ______________
   TOTAL INVESTMENT INCOME                           202,664         471,824

EXPENSES
 Investment adviser fee (Note 3)                      13,049          49,251
 Administration fee                                    4,928           5,616
 Audit fee                                             7,000           7,000
 Custodian fees & expenses                            39,105          43,836
 Trustee's fees (Note 3)                               4,750           4,750
 Legal fee                                            10,536          10,536
 Insurance expense                                     3,710           3,636
 Transfer agent expense                                3,542           3,453
 Amortization of organization expense                  2,471           2,471
 Miscellaneous expense                                   854             854
                                               ______________  ______________
   Total operating expenses before waiver
    and reimbursement                                 89,945         131,403
 Fees waived by the Investment Adviser
   (Note 3)                                           (7,783)        (34,013)
 Expenses reimbursed by the Investment
   Adviser (Note 3)                                  (57,118)        (37,821)
                                               ______________  ______________
    NET EXPENSES                                      25,044          59,569
                                               ______________  ______________
    NET INVESTMENT INCOME (LOSS)                     177,620         412,255

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                             --          98,177
  Foreign currency transactions                           --              --
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                             --         421,113
  Foreign currency translations                           --              --
                                               ______________  ______________
 NET REALIZED AND UNREALIZED GAINS                        --         519,290
                                               ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $177,620        $931,545
                                               ==============  ==============



                          EQUI-SELECT SERIES TRUST
                          STATEMENTS OF OPERATIONS
                   For the year ended December 31, 1995

                                               International
                                                Fixed Income        OTC
                                                 Portfolio       Portfolio
                                               ______________  ______________
INVESTMENT INCOME
 Interest income                                    $489,624         $34,182
 Dividend income                                          --          11,317
 Foreign taxes withheld                               (4,049)             --
                                               ______________  ______________
   TOTAL INVESTMENT INCOME                           485,575          45,499

EXPENSES
 Investment adviser fee (Note 3)                      59,498          43,113
 Administration fee                                    5,737           5,215
 Audit fee                                             7,000           7,000
 Custodian fees & expenses                            50,980          54,536
 Trustee's fees (Note 3)                               4,851           4,750
 Legal fee                                            10,536          10,536
 Insurance expense                                     3,636           3,636
 Transfer agent expense                                3,491           3,568
 Amortization of organization expense                  2,471           2,471
 Miscellaneous expense                                   854             854
                                               ______________  ______________
   Total operating expenses before waiver
    and reimbursement                                149,054         135,679
 Fees waived by the Investment Adviser
   (Note 3)                                          (42,182)        (26,045)
 Expenses reimbursed by the Investment
   Adviser (Note 3)                                  (37,057)        (52,148)
                                               ______________  ______________
    NET EXPENSES                                      69,815          57,486
                                               ______________  ______________
    NET INVESTMENT INCOME (LOSS)                     415,760         (11,987)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                        133,236       1,098,964
  Foreign currency transactions                      (73,113)             --
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                        577,134         230,952
  Foreign currency translations                      (28,913)             --
                                               ______________  ______________
 NET REALIZED AND UNREALIZED GAINS                   608,344       1,329,916
                                               ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $1,024,104      $1,317,929
                                               ==============  ==============



                          EQUI-SELECT SERIES TRUST
                          STATEMENTS OF OPERATIONS
                   For the year ended December 31, 1995

                                                                   Total
                                                  Research         Return
                                                 Portfolio       Portfolio
                                               ______________  ______________
INVESTMENT INCOME
 Interest income                                     $47,638        $220,869
 Dividend income                                      71,217         121,035
 Foreign taxes withheld                                 (882)         (1,341)
                                               ______________  ______________
   TOTAL INVESTMENT INCOME                           117,973         340,563

EXPENSES
 Investment adviser fee (Note 3)                      55,590          54,549
 Administration fee                                    5,349           5,260
 Audit fee                                             7,000           7,000
 Custodian fees & expenses                            78,493          68,184
 Trustee's fees (Note 3)                               4,750           4,750
 Legal fee                                            10,536          10,536
 Insurance expense                                     3,635           3,636
 Transfer agent expense                                3,485           3,509
 Amortization of organization expense                  2,471           2,471
 Miscellaneous expense                                   854             854
                                               ______________  ______________
   Total operating expenses before waiver
    and reimbursement                                172,163         160,749
 Fees waived by the Investment Adviser
   (Note 3)                                          (29,925)        (29,862)
 Expenses reimbursed by the Investment
   Adviser (Note 3)                                  (64,458)        (55,061)
                                               ______________  ______________
    NET EXPENSES                                      77,780          75,826
                                               ______________  ______________
    NET INVESTMENT INCOME (LOSS)                      40,193         264,737

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                        352,255         138,883
  Foreign currency transactions                        9,912          (1,184)
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                      1,725,239       1,143,979
  Foreign currency translations                         (197)            (49)
                                               ______________  ______________
 NET REALIZED AND UNREALIZED GAINS                 2,087,209       1,281,629
                                               ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $2,127,402      $1,546,366
                                               ==============  ==============



                          EQUI-SELECT SERIES TRUST
                          STATEMENTS OF OPERATIONS
                   For the year ended December 31, 1995

                                                                 Government
                                                 Advantage       Securities
                                                 Portfolio       Portfolio
                                               ______________  ______________
INVESTMENT INCOME
 Interest income                                    $454,748        $157,679
 Dividend income                                          --              --
 Foreign taxes withheld                                   --              --
                                               ______________  ______________
   TOTAL INVESTMENT INCOME                           454,748         157,679

EXPENSES
 Investment adviser fee (Note 3)                      24,385          13,542
 Administration fee                                    5,273           4,658
 Audit fee                                             7,000           7,000
 Custodian fees & expenses                            41,406          38,135
 Trustee's fees (Note 3)                               4,750           4,750
 Legal fee                                            10,536          10,536
 Insurance expense                                     3,636           3,636
 Transfer agent expense                                3,418           3,229
 Amortization of organization expense                  2,471           2,471
 Miscellaneous expense                                   854             854
                                               ______________  ______________
   Total operating expenses before waiver
    and reimbursement                                103,729          88,811
 Fees waived by the Investment Adviser
   (Note 3)                                          (17,014)         (9,897)
 Expenses reimbursed by the Investment
   Adviser (Note 3)                                  (49,401)        (62,941)
                                               ______________  ______________
    NET EXPENSES                                      37,314          15,973
                                               ______________  ______________
    NET INVESTMENT INCOME (LOSS)                     417,434         141,706

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                          6,581         102,024
  Foreign currency transactions                           --              --
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                          9,216          50,244
  Foreign currency translations                           --              --
                                               ______________  ______________
 NET REALIZED AND UNREALIZED GAINS                    15,797         152,268
                                               ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $433,231        $293,974
                                               ==============  ==============



                          EQUI-SELECT SERIES TRUST
                          STATEMENTS OF OPERATIONS
                   For the year ended December 31, 1995

                                               International     Short-Term
                                                   Stock            Bond
                                                 Portfolio       Portfolio
                                               ______________  ______________
INVESTMENT INCOME
 Interest income                                     $60,248        $119,479
 Dividend income                                     150,467              --
 Foreign taxes withheld                              (17,957)             --
                                               ______________  ______________
   TOTAL INVESTMENT INCOME                           192,758         119,479

EXPENSES
 Investment adviser fee (Note 3)                      61,236           8,830
 Administration fee                                    5,842           4,566
 Audit fee                                             7,000           7,000
 Custodian fees & expenses                           114,073          38,102
 Trustee's fees (Note 3)                               4,750           4,750
 Legal fee                                            10,536          10,536
 Insurance expense                                     3,635           3,635
 Transfer agent expense                                3,563           3,249
 Amortization of organization expense                  2,471           2,471
 Miscellaneous expense                                 7,550             854
                                               ______________  ______________
   Total operating expenses before waiver
    and reimbursement                                220,656          83,993
 Fees waived by the Investment Adviser
   (Note 3)                                          (42,670)         (6,519)
 Expenses reimbursed by the Investment
   Adviser (Note 3)                                  (95,316)        (66,575)
                                               ______________  ______________
    NET EXPENSES                                      82,670          10,899
                                               ______________  ______________
    NET INVESTMENT INCOME (LOSS)                     110,088         108,580

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                        400,241          21,458
  Foreign currency transactions                      (41,970)             --
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                        222,999          (1,135)
  Foreign currency translations                       24,058              --
                                               ______________  ______________
 NET REALIZED AND UNREALIZED GAINS                   605,328          20,323
                                               ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $715,416        $128,903
                                               ==============  ==============



                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                      Money
                                                                      Market
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1994:
  Net investment income                                                  $3,170
  Net realized gain (loss) on:
   Investments                                                               --
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                               --
   Foreign currency translations                                             --
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations         3,170

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                  (3,170)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                       436,684
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                           436,684
NET ASSETS:
 Beginning of period                                                     10,000
                                                                  ______________
 End of period (a)                                                     $446,684
                                                                  ==============
(a) Including undistributed net investment income                   $        --
                                                                  ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:
  Net investment income (loss)                                         $177,620
  Net realized gain (loss) on:
   Investments                                                               --
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                               --
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  177,620












                       EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                      Money
                                                                      Market
                                                                    Portfolio
                                                                  ______________
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (177,620)
  In excess of net investment income                                         --
  Distributions from net realized gains on investments                       --
 FUND SHARE TRANSACTIONS (Note 5)                                     5,295,580
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         5,295,580
NET ASSETS:
 Beginning of period                                                    446,684
                                                                  ______________
 End of period (a)                                                   $5,742,264
                                                                  ==============
(a) Including undistributed (distribution in excess of)
  net investment income                                             $        --
                                                                  ==============

*For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                    Mortgage-
                                                                      Backed
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1994:
  Net investment income                                                 $77,196
  Net realized gain (loss) on:
   Investments                                                           (7,705)
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          (44,409)
   Foreign currency translations                                             --
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations        25,082

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (77,196)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                     5,018,723
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         4,966,609
NET ASSETS:
 Beginning of period                                                     10,000
                                                                  ______________
 End of period (a)                                                   $4,976,609
                                                                  ==============
(a) Including undistributed net investment income                   $        --
                                                                  ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:
  Net investment income (loss)                                         $412,255
  Net realized gain (loss) on:
   Investments                                                           98,177
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          421,113
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  931,545











                       EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                    Mortgage-
                                                                      Backed
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (412,255)
  In excess of net investment income                                         --
  Distributions from net realized gains on investments                  (90,275)
 FUND SHARE TRANSACTIONS (Note 5)                                     3,249,754
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         3,678,769
NET ASSETS:
 Beginning of period                                                  4,976,609
                                                                  ______________
 End of period (a)                                                   $8,655,378
                                                                  ==============
(a) Including undistributed (distribution in excess of)
  net investment income                                             $        --
                                                                  ==============

*For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.






























                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                  International
                                                                   Fixed Income
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1994:
  Net investment income                                                 $73,011
  Net realized gain (loss) on:
   Investments                                                            1,620
   Foreign currency transactions                                        (13,068)
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          (27,166)
   Foreign currency translations                                         16,077
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations        50,474

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (38,849)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                     5,041,205
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         5,052,830
NET ASSETS:
 Beginning of period                                                     10,000
                                                                  ______________
 End of period (a)                                                   $5,062,830
                                                                  ==============
(a) Including undistributed net investment income                       $34,162
                                                                  ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:
  Net investment income (loss)                                         $415,760
  Net realized gain (loss) on:
   Investments                                                          133,236
   Foreign currency transactions                                        (73,113)
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          577,134
   Foreign currency translations                                        (28,913)
                                                                  ______________
  Net increase in net assets resulting from operations                1,024,104












                      EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                  International
                                                                   Fixed Income
                                                                    Portfolio
                                                                  ______________
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (359,188)
  In excess of net investment income                                         --
  Distributions from net realized gains on investments                  (82,939)
 FUND SHARE TRANSACTIONS (Note 5)                                     2,911,446
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         3,493,423
NET ASSETS:
 Beginning of period                                                  5,062,830
                                                                  ______________
 End of period (a)                                                   $8,556,253
                                                                  ==============
(a) Including undistributed (distribution in excess of)
  net investment income                                                 $34,634
                                                                  ==============

*For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                       OTC
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1994:
  Net investment income                                                    $509
  Net realized gain (loss) on:
   Investments                                                           (9,859)
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                           50,011
   Foreign currency translations                                             --
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations        40,661

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                    (509)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                     1,645,533
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         1,685,685
NET ASSETS:
 Beginning of period                                                     10,000
                                                                  ______________
 End of period (a)                                                   $1,695,685
                                                                  ==============
(a) Including undistributed net investment income                   $        --
                                                                  ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:
  Net investment income (loss)                                         ($11,987)
  Net realized gain (loss) on:
   Investments                                                        1,098,964
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          230,952
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                1,317,929












                       EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                       OTC
                                                                    Portfolio
                                                                  ______________
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  In excess of net investment income                                         --
  Distributions from net realized gains on investments                 (995,427)
 FUND SHARE TRANSACTIONS (Note 5)                                     7,036,435
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         7,358,937
NET ASSETS:
 Beginning of period                                                  1,695,685
                                                                  ______________
 End of period (a)                                                   $9,054,622
                                                                  ==============
(a) Including undistributed (distribution in excess of)
  net investment income                                             $        --
                                                                  ==============

*For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                     Research
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1994:
  Net investment income                                                 $14,568
  Net realized gain (loss) on:
   Investments                                                          (21,842)
   Foreign currency transactions                                             57
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          (39,526)
   Foreign currency translations                                             --
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations       (46,743)

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (14,568)
  In excess of net investment income                                        (58)
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                     1,677,890
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         1,616,521
NET ASSETS:
 Beginning of period                                                     10,000
                                                                  ______________
 End of period (a)                                                   $1,626,521
                                                                  ==============
(a) Including undistributed net investment income                   $        --
                                                                  ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:
  Net investment income (loss)                                          $40,193
  Net realized gain (loss) on:
   Investments                                                          352,255
   Foreign currency transactions                                          9,912
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        1,725,239
   Foreign currency translations                                           (197)
                                                                  ______________
  Net increase in net assets resulting from operations                2,127,402












                     EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                     Research
                                                                    Portfolio
                                                                  ______________
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (39,939)
  In excess of net investment income                                         --
  Distributions from net realized gains on investments                 (234,536)
 FUND SHARE TRANSACTIONS (Note 5)                                    12,706,354
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        14,559,281
NET ASSETS:
 Beginning of period                                                  1,626,521
                                                                  ______________
 End of period (a)                                                  $16,185,802
                                                                  ==============
(a) Including undistributed (distribution in excess of)
  net investment income                                                    $163
                                                                  ==============

*For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1994:
  Net investment income                                                 $11,922
  Net realized gain (loss) on:
   Investments                                                           (5,329)
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          (20,853)
   Foreign currency translations                                             --
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations       (14,260)

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (11,922)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                     1,314,547
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         1,288,365
NET ASSETS:
 Beginning of period                                                     10,000
                                                                  ______________
 End of period (a)                                                   $1,298,365
                                                                  ==============
(a) Including undistributed net investment income                   $        --
                                                                  ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:
  Net investment income (loss)                                         $264,737
  Net realized gain (loss) on:
   Investments                                                          138,883
   Foreign currency transactions                                         (1,184)
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        1,143,979
   Foreign currency translations                                            (49)
                                                                  ______________
  Net increase in net assets resulting from operations                1,546,366












                      EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (264,737)
  In excess of net investment income                                     (1,276)
  Distributions from net realized gains on investments                  (63,682)
 FUND SHARE TRANSACTIONS (Note 5)                                    12,987,871
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        14,204,542
NET ASSETS:
 Beginning of period                                                  1,298,365
                                                                  ______________
 End of period (a)                                                  $15,502,907
                                                                  ==============
(a) Including undistributed (distribution in excess of)
  net investment income                                             $        --
                                                                  ==============

*For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                    Advantage
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1994:
  Net investment income                                                 $39,786
  Net realized gain (loss) on:
   Investments                                                              130
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                           (9,512)
   Foreign currency translations                                             --
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations        30,404

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (39,786)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                     3,448,548
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         3,439,166
NET ASSETS:
 Beginning of period                                                     10,000
                                                                  ______________
 End of period (a)                                                   $3,449,166
                                                                  ==============
(a) Including undistributed net investment income                   $        --
                                                                  ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:
  Net investment income (loss)                                         $417,434
  Net realized gain (loss) on:
   Investments                                                            6,581
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                            9,216
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  433,231












                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                    Advantage
                                                                    Portfolio
                                                                  ______________
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (417,434)
  In excess of net investment income                                       (252)
  Distributions from net realized gains on investments                   (2,086)
 FUND SHARE TRANSACTIONS (Note 5)                                     2,527,440
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         2,540,899
NET ASSETS:
 Beginning of period                                                  3,449,166
                                                                  ______________
 End of period (a)                                                   $5,990,065
                                                                  ==============
(a) Including undistributed (distribution in excess of)
  net investment income                                             $        --
                                                                  ==============

*For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                    Government
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1994:
  Net investment income                                                 $12,918
  Net realized gain (loss) on:
   Investments                                                          (10,232)
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                           12,488
   Foreign currency translations                                             --
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations        15,174

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (12,918)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                     1,004,345
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         1,006,601
NET ASSETS:
 Beginning of period                                                     10,000
                                                                  ______________
 End of period (a)                                                   $1,016,601
                                                                  ==============
(a) Including undistributed net investment income                   $        --
                                                                  ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:
  Net investment income (loss)                                         $141,706
  Net realized gain (loss) on:
   Investments                                                          102,024
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                           50,244
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  293,974












                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                    Government
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (141,706)
  In excess of net investment income                                       (139)
  Distributions from net realized gains on investments                  (75,557)
 FUND SHARE TRANSACTIONS (Note 5)                                       532,520
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                           609,092
NET ASSETS:
 Beginning of period                                                  1,016,601
                                                                  ______________
 End of period (a)                                                   $1,625,693
                                                                  ==============
(a) Including undistributed (distribution in excess of)
  net investment income                                             $        --
                                                                  ==============

*For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                  International
                                                                      Stock
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1994:
  Net investment income                                                 $29,648
  Net realized gain (loss) on:
   Investments                                                               --
   Foreign currency transactions                                             48
  Change in unrealized appreciation (depreciation) of:
   Investments                                                         (127,535)
   Foreign currency translations                                             11
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations       (97,828)

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (29,648)
  In excess of net investment income                                     (3,072)
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                     5,223,002
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         5,092,454
NET ASSETS:
 Beginning of period                                                     10,000
                                                                  ______________
 End of period (a)                                                   $5,102,454
                                                                  ==============
(a) Including undistributed net investment income                   $        --
                                                                  ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:
  Net investment income (loss)                                         $110,088
  Net realized gain (loss) on:
   Investments                                                          400,241
   Foreign currency transactions                                        (41,970)
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          222,999
   Foreign currency translations                                         24,058
                                                                  ______________
  Net increase in net assets resulting from operations                  715,416












                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                  International
                                                                      Stock
                                                                    Portfolio
                                                                  ______________
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (110,088)
  In excess of net investment income                                    (61,309)
  Distributions from net realized gains on investments                 (245,750)
 FUND SHARE TRANSACTIONS (Note 5)                                     4,550,429
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         4,848,698
NET ASSETS:
 Beginning of period                                                  5,102,454
                                                                  ______________
 End of period (a)                                                   $9,951,152
                                                                  ==============
(a) Including undistributed (distribution in excess of)
  net investment income                                                ($15,003)
                                                                  ==============

*For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                    Short-Term
                                                                       Bond
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1994:
  Net investment income                                                 $12,065
  Net realized gain (loss) on:
   Investments                                                           (1,078)
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                            5,129
   Foreign currency translations                                             --
                                                                  ______________
  Net increase (decrease) in net assets resulting from operations        16,116

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (12,065)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments              (110)
 FUND SHARE TRANSACTIONS (Note 5)                                     1,001,571
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         1,005,512
NET ASSETS:
 Beginning of period                                                     10,000
                                                                  ______________
 End of period (a)                                                   $1,015,512
                                                                  ==============
(a) Including undistributed net investment income                   $        --
                                                                  ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:
  Net investment income (loss)                                         $108,580
  Net realized gain (loss) on:
   Investments                                                           21,458
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                           (1,135)
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  128,903












                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the period ended December 31, 1994* and the year ended December 31, 1995

                                                                    Short-Term
                                                                       Bond
                                                                    Portfolio
                                                                  ______________
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (108,580)
  In excess of net investment income                                        (65)
  Distributions from net realized gains on investments                  (12,891)
 FUND SHARE TRANSACTIONS (Note 5)                                       308,681
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                           316,048
NET ASSETS:
 Beginning of period                                                  1,015,512
                                                                  ______________
 End of period (a)                                                   $1,331,560
                                                                  ==============
(a) Including undistributed (distribution in excess of)
  net investment income                                             $        --
                                                                  ==============

*For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.































                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

                                                                     Net
                                                                  Realized
                                                                     and
                                                                 Unrealized
                                      Net Asset        Net       Gain(Loss)
                                      Value at     Investment        on
                                      Beginning      Income        Invest-
                                      of Period     (Loss)(1)       ments
                                    _____________ _____________ _____________
Money Market Portfolio (2)
  Year ended December 31, 1995             $1.00         $0.05        ($0.00)
  Period ended December 31, 1994*           1.00          0.01         (0.00)

Mortgage-Backed Securities
 Portfolio (2)
  Year ended December 31, 1995              9.90          0.52          1.05
  Period ended December 31, 1994*          10.00          0.15         (0.10)

International Fixed Income
 Portfolio
  Year ended December 31, 1995             10.02          0.41          1.24
  Period ended December 31, 1994*          10.00          0.15         (0.05)

OTC Portfolio
  Year ended December 31, 1995             10.36         (0.02)         3.07
  Period ended December 31, 1994*          10.00          0.00          0.36

Research Portfolio
  Year ended December 31, 1995              9.59          0.03          3.48
  Period ended December 31, 1994*          10.00          0.09         (0.41)

Total Return Portfolio
  Year ended December 31, 1995              9.76          0.21          2.19
  Period ended December 31, 1994*          10.00          0.09         (0.24)

Advantage Portfolio
  Year ended December 31, 1995              9.98          0.71          0.20
  Period ended December 31, 1994*          10.00          0.12         (0.02)

Government Securities Portfolio
  Year ended December 31, 1995             10.02          0.91          0.88
  Period ended December 31, 1994*          10.00          0.13          0.02

International Stock Portfolio
  Year ended December 31, 1995              9.74          0.13          0.70
  Period ended December 31, 1994*          10.00          0.06         (0.26)

Short-Term Bond Portfolio
  Year ended December 31, 1995             10.04          0.82          0.15
  Period ended December 31, 1994*          10.00          0.12          0.04




                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as follows for the year ended December 31, 1995 and the period ended December 31, 1994, respectively: Money Market portfolio, $0.04 and 2.59%, $(0.03) and 23.22%; Mortgage-Backed Securities Portfolio, $0.43 and 1.99%, $0.11 and 2.43%; International Fixed Income Portfolio, $0.31 and 2.13%, $0.10 and 2.53%;
    OTC Portfolio, $(0.10) and 2.52%, $(0.12) and 7.10%; Research Portfolio, $(0.04) and 2.48%, $(0.04) and 7.48%; Total Return Portfolio, $0.14 and
    2.36%, $(0.06) and 8.31%; Advantage Portfolio, $0.60 and 2.13%, $0.07
    and 3.06%; Government Securities Portfolio, $0.44 and 4.92%; $0.05 and 8.03%; International Stock Portfolio, $(0.02) and 2.88%, $0.00 and 3.31%; and Short-Term Bond Portfolio, $0.27 and 6.18%, $(0.07) and 7.96%.

(2) BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.
































                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

                                        Total     Distributions      Net
                                        from        from Net       Capital
                                     Investment    Investment       Gains
                                     Operations      Income     Distributions
                                    _____________ _____________ _____________
Money Market Portfolio (2)
  Year ended December 31, 1995             $0.05        ($0.05)       ($0.00)
  Period ended December 31, 1994*           0.01         (0.01)        (0.00)

Mortgage-Backed Securities
 Portfolio (2)
  Year ended December 31, 1995              1.57         (0.52)        (0.11)
  Period ended December 31, 1994*           0.05         (0.15)        (0.00)

International Fixed Income
 Portfolio
  Year ended December 31, 1995              1.65         (0.47)        (0.11)
  Period ended December 31, 1994*           0.10         (0.08)        (0.00)

OTC Portfolio
  Year ended December 31, 1995              3.05         (0.00)        (1.33)
  Period ended December 31, 1994*           0.36         (0.00)        (0.00)

Research Portfolio
  Year ended December 31, 1995              3.51         (0.03)        (0.19)
  Period ended December 31, 1994*          (0.32)        (0.09)        (0.00)

Total Return Portfolio
  Year ended December 31, 1995              2.40         (0.21)        (0.05)
  Period ended December 31, 1994*          (0.15)        (0.09)        (0.00)

Advantage Portfolio
  Year ended December 31, 1995              0.91         (0.71)        (0.00)
  Period ended December 31, 1994*           0.10         (0.12)        (0.00)

Government Securities Portfolio
  Year ended December 31, 1995              1.79         (0.91)        (0.48)
  Period ended December 31, 1994*           0.15         (0.13)        (0.00)

International Stock Portfolio
  Year ended December 31, 1995              0.83         (0.18)        (0.25)
  Period ended December 31, 1994*          (0.20)        (0.06)        (0.00)

Short-Term Bond Portfolio
  Year ended December 31, 1995              0.97         (0.82)        (0.10)
  Period ended December 31, 1994*           0.16         (0.12)        (0.00)

(2) BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

                                                    Net Asset
                                                    Value at
                                        Total          End          Total
                                    Distribution    of Period    Return (3)
                                    _____________ _____________ _____________
Money Market Portfolio (2)
  Year ended December 31, 1995            ($0.05)        $1.00          5.19%
  Period ended December 31, 1994*          (0.01)         1.00          1.06

Mortgage-Backed Securities
 Portfolio (2)
  Year ended December 31, 1995             (0.63)        10.84         15.92
  Period ended December 31, 1994*          (0.15)         9.90          0.50

International Fixed Income
 Portfolio
  Year ended December 31, 1995             (0.58)        11.09         15.81
  Period ended December 31, 1994*          (0.08)        10.02          1.01

OTC Portfolio
  Year ended December 31, 1995             (1.33)        12.08         29.23
  Period ended December 31, 1994*          (0.00)        10.36          3.59

Research Portfolio
  Year ended December 31, 1995             (0.22)        12.88         36.58
  Period ended December 31, 1994*          (0.09)         9.59         (3.22)

Total Return Portfolio
  Year ended December 31, 1995             (0.26)        11.90         24.51
  Period ended December 31, 1994*          (0.09)         9.76         (1.47)

Advantage Portfolio
  Year ended December 31, 1995             (0.71)        10.18          9.18
  Period ended December 31, 1994*          (0.12)         9.98          0.99

Government Securities Portfolio
  Year ended December 31, 1995             (1.39)        10.42         17.88
  Period ended December 31, 1994*          (0.13)        10.02          1.51

International Stock Portfolio
  Year ended December 31, 1995             (0.43)        10.14          8.47
  Period ended December 31, 1994*          (0.06)         9.74         (1.96)

Short-Term Bond Portfolio
  Year ended December 31, 1995             (0.92)        10.09          9.69
  Period ended December 31, 1994*          (0.12)        10.04          1.61








                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

(2) BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.
(3) Total return figures are not annualized for periods less than one year. Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.













































                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

                                                      Ratio     Ratio of Net
                                                  of Operating   Investment
                                     Net Assets    Expenses to  Income (Loss)
                                         End       Average Net   to Average
                                      of Period   Assets(1)(4)  Net Assets(4)
                                    _____________ _____________ _____________
Money Market Portfolio (2)
  Year ended December 31, 1995        $5,742,264          0.72%         5.11%
  Period ended December 31, 1994*        446,684          0.75          4.66

Mortgage-Backed Securities
 Portfolio (2)
  Year ended December 31, 1995         8,655,378          0.90          6.26
  Period ended December 31, 1994*      4,976,609          0.75          6.33

International Fixed Income
 Portfolio
  Year ended December 31, 1995         8,556,253          1.00          5.94
  Period ended December 31, 1994*      5,062,830          0.75          5.93

OTC Portfolio
  Year ended December 31, 1995         9,054,622          1.07         (0.22)
  Period ended December 31, 1994*      1,695,685          0.75          0.16

Research Portfolio
  Year ended December 31, 1995        16,185,802          1.12          0.58
  Period ended December 31, 1994*      1,626,521          0.75          4.65

Total Return Portfolio
  Year ended December 31, 1995        15,502,907          1.11          3.88
  Period ended December 31, 1994*      1,298,365          0.75          4.58

Advantage Portfolio
  Year ended December 31, 1995         5,990,065          0.77          8.56
  Period ended December 31, 1994*      3,449,166          0.75          5.32

Government Securities Portfolio
  Year ended December 31, 1995         1,625,693          0.89          7.85
  Period ended December 31, 1994*      1,016,601          0.75          5.26

International Stock Portfolio
  Year ended December 31, 1995         9,951,152          1.08          1.44
  Period ended December 31, 1994*      5,102,454          0.75          2.43

Short-Term Bond Portfolio
  Year ended December 31, 1995         1,331,560          0.80          7.99
  Period ended December 31, 1994*      1,015,512          0.75          4.89







                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as follows for the year ended December 31, 1995 and the period ended December 31, 1994, respectively: Money Market portfolio, $0.04 and 2.59%, $(0.03) and 23.22%; Mortgage-Backed Securities Portfolio, $0.43 and 1.99%, $0.11 and 2.43%; International Fixed Income Portfolio, $0.31 and 2.13%, $0.10 and 2.53%;
    OTC Portfolio, $(0.10) and 2.52%, $(0.12) and 7.10%; Research Portfolio, $(0.04) and 2.48%, $(0.04) and 7.48%; Total Return Portfolio, $0.14 and
    2.36%, $(0.06) and 8.31%; Advantage Portfolio, $0.60 and 2.13%, $0.07
    and 3.06%; Government Securities Portfolio, $0.44 and 4.92%; $0.05 and 8.03%; International Stock Portfolio, $(0.02) and 2.88%, $0.00 and 3.31%; and Short-Term Bond Portfolio, $0.27 and 6.18%, $(0.07) and 7.96%.
(2) BEA Associates became the sub-advisor to the Portfolio in April, 1995.
    EISI took over management of the Portfolio in June, 1995.
(4) Annualized for periods less than one year.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.
































             EQUI-SELECT SERIES TRUST
              FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period indicated)

                                                    Portfolio
                                                    Turnover
                                                     Rate(5)
                                                  _____________
Money Market Portfolio (2)
  Year ended December 31, 1995                         N/A
  Period ended December 31, 1994*                      N/A

Mortgage-Backed Securities
 Portfolio (2)
  Year ended December 31, 1995                         34%
  Period ended December 31, 1994*                      52

International Fixed Income
 Portfolio
  Year ended December 31, 1995                         89
  Period ended December 31, 1994*                       6

OTC Portfolio
  Year ended December 31, 1995                        111
  Period ended December 31, 1994*                       6

Research Portfolio
  Year ended December 31, 1995                         83
  Period ended December 31, 1994*                      85

Total Return Portfolio
  Year ended December 31, 1995                         89
  Period ended December 31, 1994*                      45

Advantage Portfolio
  Year ended December 31, 1995                        166
  Period ended December 31, 1994*                      94

Government Securities Portfolio
  Year ended December 31, 1995                        315
  Period ended December 31, 1994*                     116

International Stock Portfolio
  Year ended December 31, 1995                        102
  Period ended December 31, 1994*                       4

Short-Term Bond Portfolio
  Year ended December 31, 1995                        208
  Period ended December 31, 1994*                      88

(2) BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.
(5) Portfolio turnover rates are not annualized.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                EQUI-SELECT SERIES TRUST
              NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 1995


NOTE 1 - ORGANIZATION
Equi-Select Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company. The Trust was organized as a Massachusetts business trust on May 11, 1994, and offers ten portfolios, each having differing investment objectives and policies:
Money Market Portfolio, Mortgage-Backed Securities Portfolio, International Fixed Income Portfolio, OTC Portfolio, Research Portfolio, Total Return Portfolio, Advantage Portfolio, Government Securities Portfolio, International Stock Portfolio, and Short-Term Bond Portfolio (each "Portfolio" or, collectively, "Portfolios"). On September 15, 1994, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 10,000 shares for the Money Market Portfolio and 1,000 shares for each of the other Portfolios. The shares of the Trust will be sold to certain life insurance companies' separate accounts to fund the benefits under variable annuity contracts issued by such life insurance companies, including Equitable Life Insurance Company of Iowa. The Trust began investment operations on October 4, 1994 with the infusion of working capital into the Trust by Equitable Life Insurance Company of Iowa. Effective September 22, 1995 the Trust ceased offering the Government Securities and Short-Term Bond Portfolios to new investors.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles may require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments - For all Portfolios except the Money Market Portfolio, portfolio securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included on NASDAQ, at a bid price. Debt securities, including zero-coupon securities, and certain foreign securities are valued by a pricing service. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, or by an individual acting under the direction of the Trustees. Prices for securities primarily traded in foreign markets are expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-Term securities, including all securities in the Money Market Portfolio and debt securities with a remaining maturity of 60 days or less, are valued at their amortized cost, which approximates market value.




NOTE 2 (CONTINUED)
Repurchase Agreements - In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to the principal amount, including interest, of the repurchase agreement. To the extent that the term of any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Investment Transactions - Investment security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as income when the Trust is informed of the dividend. Interest income, which includes accretion of original discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

A Portfolio may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Portfolio may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Portfolio on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

Forward Currency Contracts - A forward foreign currency contract
("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The
Forward is marked-to-market daily and the change in the market value is

NOTE 2 (CONTINUED)
recorded by a Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Currency Call and Put Options - A call option written by a Portfolio obligates the Portfolio to sell specified currency to the option holder at a specified price at any time before the expiration date. A put option written by a Portfolio obligates the Portfolio to purchase specified currency from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Portfolio may, upon exercise of the option, be required to sell currency at a price that is less than its market value or be required to purchase currency at a price that exceeds its market value. A Portfolio may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Portfolio in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price.

Dollar Roll Transactions -- A Portfolio may enter into dollar roll transactions, in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period the Portfolio forgoes principal and interest paid on the securities. The Portfolios account for such dollar rolls as financing transactions, and are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. To the extent that a Portfolio has commitments under dollar roll transactions, liquid, high grade debt securities are segregated in an amount equivalent to these obligations. There were no dollar roll commitments outstanding at December 31, 1995.

Expenses - Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated among the affected Portfolios. Certain costs incurred in connection with the organization of the Trust and each Portfolio have been deferred and are being amortized on a straight line basis over a five year period.

Distributions to Shareholders - Each of the Portfolios (except the Money Market Portfolio) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Portfolio declares dividends daily and distributes monthly. All distributions are paid in shares of the relevant Portfolio at net asset value. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash

NOTE 2 (CONTINUED)
sales, "post October 31 losses" and excise tax regulations.
Distributions are recorded on the ex-dividend date.

Federal Income Taxes - Each Portfolio is treated as a separate entity for federal tax purposes. Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Portfolios will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios will not be subject to a federal excise tax. On December 29, 1995 the International Stock and the Research Portfolios declared a capital gain distribution of $35,466 and $0.036 per share, and $13,373 and $0.011 per share, respectively.

NOTE 3 - AGREEMENTS AND FEES
The Trust has entered into an Investment Advisory Agreement (the "Agreement") with Equitable Investment Services, Inc. ("EISI"), under which EISI manages the business and affairs of the Portfolios and the Trust. Under the Agreement, each Portfolio pays EISI a monthly fee at the annual rate based on the average daily net assets of each Portfolio as follows:

                                                Advisory Fees
                                                _________________________
Advantage Portfolio                    0.50%    of first $100 million
                                       0.35%    in excess of $100 million

Government Securities Portfolio        0.75%    of first $200 million
                                       0.55%    in excess of $200 million

International Fixed Income Portfolio   0.85%    of first $200 million
                                       0.75%    of next $300 million
                                       0.60%    of next $500 million
                                       0.55%    of next $1 billion
                                       0.40%    in excess of $2 billion

International Stock, OTC, Research &   0.80%    of first $300 million
  Total Return Portfolios              0.55%    in excess of $300 million

Money Market Portfolio                0.375%    of first $50 million
                                       0.35%    in excess of $50 million

Mortgage-Backed Securities Portfolio   0.75%    of first $200 million
                                       0.65%    of next $300 million
                                       0.55%    of next $500 million
                                       0.50%    of next $1 billion
                                       0.40%    in excess of $2 billion

Short-Term Bond Portfolio              0.65%    of first $100 million
                                       0.50%    of next $100 million
                                       0.45%    of next $300 million
                                       0.40%    in excess of $500 million

NOTE 3 - (CONTINUED)
EISI has voluntarily agreed to waive its Advisory fees for each of the Portfolios for the initial twelve months of each portfolio's operations (until October 6, 1995), or until the net assets of a Portfolio equal or exceed $25 million, whichever is earlier. For the period of January 1, 1995 through October 5, 1995 such waivers amounted to $245,910. Effective October 6, 1995 EISI no longer waives its advisory fees.

EISI has entered into Sub-Advisory Agreements with Credit Suisse Investment Management Limited (formerly CS First Boston Investment Management, Ltd.) with respect to the International Fixed Income Portfolio, Strong Capital Management, with respect to the Advantage, Government Securities, International Stock and Short-Term Bond Portfolios, and Massachusetts Financial Services Company, with respect to the OTC, Research and Total Return Portfolios; each of whom, under the supervision of EISI, is responsible for the day-to-day investment management of each of the Portfolios. Effective July 1, 1995 EISI assumed responsibility for the day-to-day investment management of the Money Market and Mortgage-Backed Securities Portfolios from BEA Associates. BEA Associates managed the Portfolios from April 1995 to June 30, 1995. BEA Associates, effective in April 1995, had purchased certain assets and liabilities of CS First Boston Investment Management Corporation, sub-advisor of the Portfolios since inception. The fees payable to the sub-advisors under the Sub-Advisory Agreements are borne by EISI, and the Trust does not bear the direct cost of the sub-advisory activities. EISI does not receive sub-advisory fees for the Money Market and Mortgage-Backed Securities Portfolios.

EISI further agreed to reimburse each Portfolio to the extent necessary to limit each Portfolio's annual expenses (excluding the advisory fee) to 0.75% of each Portfolio's average daily net assets through October 5, 1995. Beginning October 6, 1995, EISI has agreed to reimburse each Portfolio for all expenses (excluding the advisory fee) that exceed
 .30% of the average daily net assets for the Money Market, Advantage, and Short-Term Bond Portfolios, .50% of the average daily net assets of the Mortgage-Backed Securities and Government Securities Portfolios, and .75% of the average daily net assets of the International Stock, International Fixed Income, OTC, Total Return and Research Portfolios. This undertaking is subject to termination at any time without notice to shareholders. For the year ended December 31, 1995 EISI had agreed to reimburse the Trust $577,896 for expenses in excess of the voluntary expense limitations, of which $64,354 was owed to the Trust as of December 31, 1995.

Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $6,000 and an additional fee of $1,500 for each Trustees' meeting attended.













NOTE 4 - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding Money Market Portfolio and all short-term securities for the Trust, for the year ended December 31, 1995, were as follows:

                              Non-U.S.       U.S.       Non-U.S.       U.S.
                             Government   Government   Government   Government
                             Purchases    Purchases      Sales        Sales
                            ____________ ____________ ____________ ____________
Mortgage-Backed Securities     $702,297   $5,936,768  $        --   $1,934,391
International Fixed Income    7,366,651      817,516    4,877,162      748,633
OTC                          11,856,758           --    5,449,496           --
Research                     17,367,016       91,718    5,407,438       27,150
Total Return                 11,644,082    4,138,564    2,342,705    2,451,129
Advantage                    10,554,209      589,495    7,551,018           --
Government Securities         1,974,236    4,155,303    1,845,775    3,357,115
International Stock          10,425,245           --    6,710,385           --
Short-Term Bond               1,490,031    1,455,770    1,669,648      762,718


The identified cost of investments in securities and repurchase agreements owned by the Trust for federal income tax and financial reporting purposes are the same, except for OTC, Research, Government Securities and International Stock Portfolios and their respective gross unrealized appreciation and depreciation at December 31, 1995 were as follows:

                                                                     Net
                                          Gross        Gross      Unrealized
                           Identified   Unrealized   Unrealized  Appreciation
                              Cost     Appreciation Depreciation (Depreciation)
                          ____________ ____________ ____________ ____________
Money Market                $5,832,753   $       --  $        --  $        --
Mortgage-Backed Securities   8,718,874      376,704           --      376,704
International Fixed Income   8,243,835      563,376       13,407      549,969
OTC                          9,717,188    1,289,084    1,017,563      271,521
Research                    14,710,261    1,956,967      283,258    1,673,709
Total Return                14,719,529    1,160,956       37,830    1,123,126
Advantage                    6,312,072       35,957       36,253         (296)
Government Securities        1,756,500       73,298       10,947       62,351
International Stock         10,232,202      583,198      533,099       50,099
Short-Term Bond              1,439,621       14,080       10,086        3,994










NOTE 5 - SHAREHOLDER TRANSACTIONS:
Transactions in shares and dollars were as follows:

                                            Money Market Portfolio
                                  Year Ended                October 7, 1994*
                               December 31, 1995          to December 31, 1994
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                  17,965,244  $17,965,244       849,335     $849,335
Shares issued to share-
 holders in reinvestment
 of dividends                   177,620      177,620         3,170        3,170
Shares redeemed             (12,847,284) (12,847,284)     (415,821)    (415,821)
                            ____________ ____________  ____________ ____________
Net increase                  5,295,580   $5,295,580       436,684     $436,684
                            ============ ============  ============ ============

*Date of commencement of investment operations.


                                     Mortgage-Backed Securities Portfolio
                                  Year Ended                October 7, 1994*
                               December 31, 1995          to December 31, 1994
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     378,821   $4,186,542       501,975   $5,019,783
Shares issued to share-
 holders in reinvestment
 of dividends                     7,811       77,195            --           --
Shares redeemed                 (91,008)  (1,013,983)         (106)      (1,060)
                            ____________ ____________  ____________ ____________
Net increase                    295,624   $3,249,754       501,869   $5,018,723
                            ============ ============  ============ ============

*Date of commencement of investment operations.















NOTE 5 - SHAREHOLDER TRANSACTIONS (CONTINUED):
Transactions in shares and dollars were as follows:

                                     International Fixed Income Portfolio
                                  Year Ended                October 7, 1994*
                               December 31, 1995          to December 31, 1994
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     314,299   $3,449,089       504,256   $5,042,990
Shares issued to share-
 holders in reinvestment
 of dividends                     7,389       78,013            --           --
Shares redeemed                 (54,916)    (615,656)         (177)      (1,785)
                            ____________ ____________  ____________ ____________
Net increase                    266,772   $2,911,446       504,079   $5,041,205
                            ============ ============  ============ ============

*Date of commencement of investment operations.


                                               OTC Portfolio
                                  Year Ended                October 7, 1994*
                               December 31, 1995          to December 31, 1994
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     717,249   $8,736,295       162,914   $1,647,195
Shares issued to share-
 holders in reinvestment
 of dividends                        50          509            --           --
Shares redeemed                (131,491)  (1,700,369)         (169)      (1,662)
                            ____________ ____________  ____________ ____________
Net increase                    585,808   $7,036,435       162,745   $1,645,533
                            ============ ============  ============ ============

*Date of commencement of investment operations.
















NOTE 5 - SHAREHOLDER TRANSACTIONS (CONTINUED):
Transactions in shares and dollars were as follows:

                                            Research Portfolio
                                  Year Ended                October 7, 1994*
                               December 31, 1995          to December 31, 1994
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   1,204,516  $14,162,794       168,535   $1,677,959
Shares issued to share-
 holders in reinvestment
 of dividends                     1,537       14,626            --           --
Shares redeemed                (118,854)  (1,471,066)           (7)         (69)
                            ____________ ____________  ____________ ____________
Net increase                  1,087,199  $12,706,354       168,528   $1,677,890
                            ============ ============  ============ ============

*Date of commencement of investment operations.


                                         Total Return Portfolio
                                  Year Ended                October 7, 1994*
                               December 31, 1995          to December 31, 1994
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   1,280,732  $14,234,048       132,127   $1,315,895
Shares issued to share-
 holders in reinvestment
 of dividends                     1,222       11,922            --           --
Shares redeemed                (112,428)  (1,258,099)         (138)      (1,348)
                            ____________ ____________  ____________ ____________
Net increase                  1,169,526  $12,987,871       131,989   $1,314,547
                            ============ ============  ============ ============

*Date of commencement of investment operations.
















NOTE 5 - SHAREHOLDER TRANSACTIONS (CONTINUED):
Transactions in shares and dollars were as follows:

                                           Advantage Portfolio
                                  Year Ended                October 7, 1994*
                               December 31, 1995          to December 31, 1994
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     353,828   $3,714,131       352,169   $3,525,350
Shares issued to share-
 holders in reinvestment
 of dividends                     4,016       40,119            --           --
Shares redeemed                (115,252)  (1,226,810)       (7,620)     (76,802)
                            ____________ ____________  ____________ ____________
Net increase                    242,592   $2,527,440       344,549   $3,448,548
                            ============ ============  ============ ============

*Date of commencement of investment operations.


                                     Government Securities Portfolio
                                  Year Ended                October 7, 1994*
                               December 31, 1995          to December 31, 1994
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     142,935   $1,537,544       100,434   $1,004,453
Shares issued to share-
 holders in reinvestment
 of dividends                     1,303       13,057            --           --
Shares redeemed                 (89,683)  (1,018,081)          (11)        (108)
                            ____________ ____________  ____________ ____________
Net increase                     54,555     $532,520       100,423   $1,004,345
                            ============ ============  ============ ============

*Date of commencement of investment operations.
















NOTE 5 - SHAREHOLDER TRANSACTIONS (CONTINUED):
Transactions in shares and dollars were as follows:

                                      International Stock Portfolio
                                  Year Ended                October 7, 1994*
                               December 31, 1995          to December 31, 1994
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     538,701   $5,386,467       522,968   $5,224,385
Shares issued to share-
 holders in reinvestment
 of dividends                     3,498       33,942            --           --
Shares redeemed                 (84,928)    (869,980)         (145)      (1,383)
                            ____________ ____________  ____________ ____________
Net increase                    457,271   $4,550,429       522,823   $5,223,002
                            ============ ============  ============ ============

*Date of commencement of investment operations.


                                         Short-Term Bond Portfolio
                                  Year Ended                October 7, 1994*
                               December 31, 1995          to December 31, 1994
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                      65,677     $683,142       100,150   $1,001,674
Shares issued to share-
 holders in reinvestment
 of dividends                     1,220       12,240            --           --
Shares redeemed                 (36,108)    (386,701)          (10)        (103)
                            ____________ ____________  ____________ ____________
Net increase                     30,789     $308,681       100,140   $1,001,571
                            ============ ============  ============ ============

*Date of commencement of investment operations.
















NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS
At December 31, 1995, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL FIXED INCOME PORTFOLIO

                                     U.S. Dollar
                                       Cost on    U.S. Dollar    Unrealized
                         Settlement  Origination    Current    Appreciation/
Currency Purchased          Date         Date        Value     (Depreciation)
____________________    ____________ ____________ ____________ ______________
GBP                      01/25/1996     $250,000     $246,182        ($3,818)
JPY                      01/23/1996      399,609      382,970        (16,639)
                                     ____________ ____________ ______________
                                        $649,609     $629,152       ($20,457)

                                     U.S. Dollar
                                       Cost on    U.S. Dollar    Unrealized
                         Settlement  Origination    Current    Appreciation/
Currency Sold               Date         Date        Value     (Depreciation)
____________________    ____________ ____________ ____________ ______________
DEM                      03/18/1996   $1,011,242   $1,012,071          ($829)
DKK                      03/01/1996       64,784       64,855            (71)
ESP                      02/12/1996      398,920      404,099         (5,179)
FRF                      02/29/1996      746,082      745,945            137
GBP                      01/30/1996      339,360      334,371          4,989
ITL                      03/18/1996      169,918      171,136         (1,218)
NLG                      01/31/1996      164,450      159,058          5,392
SEK                      02/05/1996      157,654      154,774          2,880
                                     ____________ ____________ ______________
                                      $3,052,410   $3,046,309         $6,101

INTERNATIONAL STOCK PORTFOLIO

                                     U.S. Dollar
                                       Cost on    U.S. Dollar    Unrealized
                         Settlement  Origination    Current    Appreciation/
Currency Sold               Date         Date        Value     (Depreciation)
____________________    ____________ ____________ ____________ ______________
JPY                      03/27/1996     $500,000     $475,836        $24,164

Glossary of Terms
DEM - Deutsche Mark
DKK - Danish Kroner
ESP - Spanish Peseta
FRF - French Franc
GBP - Great British Pound
ITL - Italian Lira
JPY - Japanese Yen
NLG - Dutch Guilder
USD - United States Dollar




























































                    EQUI-SELECT SERIES TRUST
                      ____________________

                      TRUSTEES AND OFFICERS

 Paul R. Schlaack, Trustee, Principal Executive Officer and President*
                    Thomas W. Bedell, Trustee
                   J. Michael Earley, Trustee
                 R. Barbara Gitenstein, Trustee
                   Stanley B. Seidler, Trustee
    Paul E. Larson, Treasurer and Principal Financial Officer
                   John A. Merriman, Secretary
       David A. Terwilliger, Principal Accounting Officer

                      * Interested Trustee
                      ____________________


             Ernst & Young LLP, Independent Auditors
        Blazzard, Grodd & Hasenauer, P.C., Legal Counsel
     Equitable Investment Services, Inc., Investment Adviser




The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceeded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.






































































The Equi-Select Variable Annuity is distributed by Equitable of Iowa Securities
   Network, Inc., and affiliate of Equitable Life Insurance Company of Iowa.


                          EQUITABLE LIFE OF IOWA
                P.O. BOX 9271, DES MOINES, IA  50306-9271